COMPANY DISCLOSURE SCHEDULE

TO

AGREEMENT AND PLAN OF MERGER

dated as of

April 2, 2008

By and among

GEXFO DISTRIBUTION INTERNATIONALE, INC.,

EXFO SERVICE ASSURANCE INC.,

BRIX NETWORKS, INC.,

and

CHARLES RIVER VENTURES, LLC

Schedule 2

Company Disclosure Schedule

Section 2.1 of the Disclosure Schedule
Organization, Qualification and Corporate Power

Location	Tax ID	Purpose	Description
Domestic
Brix Networks, Inc.	04-3474354	Federal Tax Id	Delaware Corporation
Alabama	68SU 26288	Sales Tax
Arizona	20023736	Sales Tax
California	97-936381	Sales Tax
Colorado	18-10177	Sales Tax
Connecticut	1797497-000	Sales Tax
District of Columbia	350000047062	Sales Tax
Florida	78-8012131737-6	Sales Tax
Georgia	175-472276	Sales Tax
Illinois	3180-4713	Sales Tax
Indiana	0116946547	Sales Tax
Kansas	004043474354F01	Sales Tax
Louisiana	1847094001	Sales Tax
Maryland	10423136	Sales Tax
Massachusetts	043 474 354	Sales Tax
Michigan	04-3474354	Sales Tax
Minnesota	5663561	Sales Tax
Missouri	19304170	Sales Tax
Nebraska	004-010136614	Sales Tax
New Jersey	043-474-354/000	Sales Tax
New York	TF-2094800	Sales Tax
North Carolina	600345169	Sales Tax
Ohio	99046127	Sales Tax
Pennsylvania	82-935-135	Sales Tax
South Dakota	00011481	Sales Tax
Tennessee	104062471	Sales Tax
Texas	1-04-3474354-7	Sales Tax
Virginia	0019083934	Sales Tax
Washington	602 161 824	Sales Tax
_____________________________________________________________________________________________________

Note 1

Note 1: Contains confidential information that would be seriously prejudicial to the interests of EXFO.

Section 2.2(b) of the Disclosure Schedule
Capitalization - Stock Ledger

Contains confidential employee related information along with seller's confidential information.

Section 2.2(c) of the Disclosure Schedule
Capitalization - Plans and Agreements; Option and Warrant Holders

Contains confidential employee related information along with seller's confidential information.

Section 2.2(d) and (e) of the Disclosure Schedule
Company Repurchase Obligations

Contains confidential employee related information along with seller's confidential information.

Section 2.5 of the Disclosure Schedule
Subsidiaries

(a)(i)	Brix Networks UK Limited

(a)(ii)	1000 Ordinary shares of £1 each authorized , 1 share issued and outstanding held by the Company

(a)(iii)	England and Wales

(a)(iv)	The directors of the Company's Subsidiary are Tom Pincince and Richard S. Rigoli. The Company's Subsidiary does not have any officers.

(a)(v)	England and Wales

Section 2.6(c) of the Disclosure Schedule
Outstanding Bonus Obligations

Contains confidential employee related information.

Section 2.8 of the Disclosure Schedule
Undisclosed Liabilities

1.
The Company has accrued $126,689 under the fiscal 2008 executive incentive compensation plan and fiscal 2008 director incentive compensation plan as of March 31, 2008. The Company will accrue on a quarterly basis any amounts that are to be paid out on a quarterly basis and partially accrue estimated achievements that will be measured at the end of the year.

2.
Additional costs associated with the Merger have not been accrued as of the Most Recent Balance Sheet Date. All such costs are Company Transaction Costs and shall be paid at Closing pursuant to the Merger Agreement.

3.	See Section 2.16 for a list of unbilled orders received before April 22. 2008.

4.	Preferred stock has been recorded at cost plus the accretion of the preferred stock dividends. Liquidation value of the preferred stock has not been recorded.

5.	See Section 2.20 for warranty obligations.

Section 2.9(a) of the Disclosure Schedule
Tax Matters - Tax Returns

1. None

Section 2.9(b) of the Disclosure Schedule
Tax Matters - Examinations or Audits

1. None

Section 2.9(c) of the Disclosure Schedule
Tax Matters - Section 280G

Contains confidential employee related information.

Section 2.9(1) of the Disclosure Schedule
Tax Matters - Section 83

Contains confidential employee related information.

Section 2.10(a) of the Disclosure Schedule
Assets - Capitalized or Operating Leases

Pitney Bowes (paid thru Pitney Bowes Global Financial Services LLC)

Description	Postage machine
Start Date	2/8/2007
Initial lease term	39 months
Monthly payment	63/month

Toshiba Business Solutions (paid thru Wells Fargo Financial Leasing)

Description	Copy machine
Start Date	3/30/2007
Initial lease term	36 months
Monthly payment	404.47/month

Excess black and white images over 4,000/month .0154/image
Color images .08/image

Toshiba Business Solutions (paid thru Toshiba Business Solutions)

Description	Printer supplies and service maintenance
Start Date	4/25/2007
Initial lease term	12 months
Monthly payment	600/month

Excess black and white pages over 20,000/month .018/page
Excess color pages over 2,000/month .14/page

Section 2.10(b) of the Disclosure Schedule
Assets - Fixed Assets and Other Tangible Assets

Computers

Description	Cost Basis	Accumulated Book Depreciation	Net Book Value
Acacia Temp Chamber	1,000.00	1,000.00	-
Computer Equipment	3,107.09	3,107.09	-
Computer Equipment	2,001.15	2,001.15	-
Tektronix Phaser740 Plus	2,599.00	2,599.00	-
3 COM SuperStack II 3300 Switch	1,679.00	1,679.00	-
Mitshubishi DiamondScan 90E	519.00	519.00	-
Mitshubishi DiamondScan 90E	519.00	519.00	-
Mitshubishi DiamondScan 90E	519.00	519.00	-
Sony Vaio PCG-Z505SX	2,974.00	2,974.00	-
Mitshubishi DiamondScan 90E	519.00	519.00	-
Sony Vaio PCG-Z505SX	2,974.00	2,974.00	-
Personnal Computer Reimbursement	3,149.98	3,149.98	-
Micron Millennia	2,782.00	2,782.00	-
Micron Millennia	2,782.00	2,782.00	-
Micron Millennia	2,782.00	2,782.00	-
Micron Millennia	2,782.00	2,782.00	-
Micron Millennia	2,782.00	2,782.00	-
Sony Vaio PCG-Z505SX	4,344.21	4,344.21	-
Micron Millennia Full Tower	2,079.00	2,079.00	-
Micron Millennia Mini Tower	1,181.00	1,181.00	-
Micron Millennia Mini Tower	1,181.00	1,181.00	-
Hitachi 21" Monitor	884.00	884.00	-
Hitachi 21" Monitor	884.00	884.00	-
Hitachi 21" Monitor	884.00	884.00	-
Compaq Proliant 1600	9,691.78	9,691.78	-
Compaq T700 Backup Power Supply	357.00	357.00	-
Compaq S700 17" Monitor	380.13	380.13	-

Power Quick II Computer	2,845.00	2,845.00	-
Power Quick II Computer	2,845.00	2,845.00	-
Power Quick II Computer	2,845.00	2,845.00	-
VisionClick w/ VisionProbe	4,900.00	4,900.00	-
VisionNet LRG Networked CTRL	6,850.00	6,850.00	-
Target ADP BRD	2,500.00	2,500.00	-
Vision Event Sys	12,400.00	12,400.00	-
Custom Flash	1,000.00	1,000.00	-
Sony Vaio PCG-F280	3,327.41	3,327.41	-
Hitachi CM800U SuperScan Pro 800 Monitor	864.63	864.63	-
Hitachi CM800U SuperScan Pro 800 Monitor	864.63	864.63	-
Hitachi CM800U SuperScan Pro 800 Monitor	864.86	864.86	-
Hitachi CM800U SuperScan Pro 800 Monitor	864.86	864.86	-
Hitachi CM800U SuperScan Pro 800 Monitor	802.70	802.70	-
Hitachi CM800U SuperScan Pro 800 Monitor	802.70	802.70	-
Hitachi CM800U SuperScan Pro 800 Monitor	802.70	802.70	-
Micron Millennia Mini Tower	1,114.00	1,114.00	-
Micron Millennia Mini Tower	1,114.00	1,114.00	-
Micron Millennia Full Tower	2,022.00	2,022.00	-
Sun Ultra 10	5,496.00	5,496.00	-
Sun Ultra 10	5,496.00	5,496.00	-
Sun Ultra 10	5,496.00	5,496.00	-
Sun Ultra 10	5,496.00	5,496.00	-
Sun Ultra 10	5,496.00	5,496.00	-
Sun Workshop C++ v5.0	3,311.70	3,311.70	-
Sun Workshop C++ v5.0	2,790.00	2,790.00	-
Sun Media Software	850.00	850.00	-
Sun E250 Base Unit	3,973.50	3,973.50	-
Sun Ultra Sparc II	10,080.00	10,080.00	-
Micron Millennia Full Tower	2,247.00	2,247.00	-
Micron Millennia Full Tower	2,247.00	2,247.00	-
Hitachi 21" Monitor	887.00	887.00	-
Hitachi 21" Monitor	887.00	887.00	-
Hitachi 21" Monitor	887.00	887.00	-
Hitachi 21" Monitor	887.00	887.00	-

Micron Millennia Full Tower	2,677.00	2,677.00	-
Micron Millennia Mini Tower	1,114.00	1,114.00	-
Continental Resources XPRO	1,542.00	1,542.00	-
ViewSonic G790 lllumina Monitor	539.00	539.00	-
ViewSonic G790 lllumina Monitor	539.00	539.00	-
ViewSonic G790 lllumina Monitor	539.00	539.00	-
Sony Vaio PCG-F280	2,699.00	2,699.00	-
3 COM SuperStack II 3300 Switch	3,440.00	3,440.00	-
3 COM SuperStack II 3300 Switch	3,440.00	3,440.00	-
3 COM SuperStack II 3300 Switch	3,440.00	3,440.00	-
3 COM SuperStack II 3300 Switch	3,440.00	3,440.00	-
3 COM SuperStack II 3300 Switch	3,440.00	3,440.00	-
Windows NT Server v4.0	1,428.00	1,428.00	-
HP NetServer LC3	3,640.00	3,640.00	-
HP 19" Monitor	485.00	485.00	-
3900-APS+V6.10	2,290.00	2,290.00	-
Sun memory upgrade	1,026.00	1,026.00	-
Tektronix TDS3032	3,510.00	3,510.00	-
Sun memory upgrade	2,430.00	2,430.00	-
Sun Ultra 10	3,775.00	3,775.00	-
Sun Ultra 10	3,775.00	3,775.00	-
Sun Ultra 10	3,775.00	3,775.00	-
SUN GDM5010PT Monitor	1,390.50	1,390.50	-
SUN GDM5010PT Monitor	1,390.50	1,390.50	-
SUN GDM5010PT Monitor	1,390.50	1,390.50	-
Sun memory upgrade	2,700.00	2,700.00	-
Computer Equipment	1,365.00	1,365.00	-
Dell Dimension XPS T600	2,884.09	2,884.09	-
Dell Dimension XPS T500	2,024.13	2,024.13	-
Dell M990 17" Monitor	580.39	580.39	-
Dell M990 17" Monitor	580.39	580.39	-
Dell Dimension XPS T500	2,160.90	2,160.90	-
Dell Dimension XPS T600	2,937.90	2,937.90	-
Dell Dimension XPS T500	1,709.40	1,709.40	-
Dell M990 17" Monitor	564.90	564.90	-

Dell M990 17" Monitor	564.90	564.90	-
Hitachi CM812U SuperScan Pro 812 Monitor	998.85	998.85	-
Hitachi CM812U SuperScan Pro 812 Monitor	998.84	998.84	-
Compaq Deskpro	1,199.00	1,199.00	-
Brix 100 Tooling Mold	2,025.00	2,025.00	-
Brix 100 Testing	2,653.12	2,653.12	-
Sony Vaio PCG-F390	3,399.98	3,399.98	-
Computer Equipment	1,655.85	1,655.85	-
Active Probe	808.20	808.20	-
Logic Analyzer	10,365.24	10,365.24	-
136CH La Module	18,982.74	18,982.74	-
Oscilloscope	23,598.80	23,598.80	-
Checkpoint Firewall	8,794.00	8,794.00	-

1999 Adds	314,199.15	314,199.15	-

HP Laserjet 8000DN	3,080.00	3,080.00	-
Ricoh Fax2000L	1,365.00	1,365.00	-
Infocus LCD Projector LP755	5.410.00	5,410.00	-
IBM PC-350	169.00	169.00	-
Sun Memory Upgrade	1,350.00	1,350.00	-
Sun StarEdge A1000	9,323.00	9,323.00	-
Dell Latitude CPtV466GT	3,572.10	3,572.10	-
Dell Latitude CPtV466GT	3,572.10	3,572.10	-
Dell Latitude CPtV466GT	3,572.10	3,572.10	-
Dell M990 19" Monitor	523.95	523.95	-
Sony Vaio Peripherals	416.38	416.38	-
Sony Vaio PCG-F450	3,075.80	3,075.80	-
Sun Ultra 10	3,775.50	3,775.50	-
Sun Ultra 10	4,018.35	4,018.35	-
Dell Dimension XPS T600	2,530.75	2,530.75	-
Dell Dimension XPS T600	2,530.75	2,530.75	-
Dell Dimension XPS T500	2,088.70	2,088.70	-
Dell Dimension XPS T500	2,088.70	2,088.70	-
Dell UltraScan P1110 19" Monitor	1,180.44	1,180.44	-

Sun Enterprise 220R	25,950.59	25,950.59	-
Dell Latitude CPtV466GT	3,491.25	3,491.25	-
VisionClick w/Probe II	3,712.50	3,712.50	-
VisionClick w/Probe II	3,712.50	3,712.50	-
Sun Storedge DI000	19,556.67	19,556.67	-
HP Vectra VLi8	1,835.00	1,835.00	-
ViewSonic PS790	520.00	520.00	-
ViewSonic PS790	520.00	520.00	-
ViewSonic PS790	520.00	520.00	-
Command Center	11,475.60	11,475.60	-
Command Center	(2,550.00)	(2,550.00)	-
HP Vectra VLi8	1,831.00	1,831.00	-
HP Vectra VLi8	1,831.00	1,831.00	-
HP Vectra VLi8	1,831.00	1,831.00	-
Universal Counter 53100 Series	1,889.47	1,889.47	-
Cisco 3500 Switch	1,513.41	1,513.41	-
Cisco 3500 Switch	1,513.41	1,513.41	-
Comm Cabinet	1,572.02	1,572.02	-
IBM ThinkPad 600X	3,740.51	3,740.51	-
Infocus LitePro 4352 Projector	5,214.34	5,214.34	-
Cisco 2514 Router	2,115.00	2,115.00	-
Cisco 2514 Router	2,115.00	2,115.00	-
HP NetServer LH3	10,654.40	10,654.40	-
APC UPS 1400	656.25	656.25	-
HP Laserjet 8000DN	3,309.60	3,309.60	-
HP Vectra VEi7	769.00	769.00	-
HP Vectra VEi7	769.00	769.00	-
HP Vectra VEi7	769.00	769.00	-
HP Vectra VEi7	769.00	769.00	-
HP Vectra VEi7	769.00	769.00	-
HP Vectra VEi7	769.00	769.00	-
HP Vectra VEi7	769.00	769.00	-
HP Vectra VEi7	769.00	769.00	-
HP Vectra VEi7	769.00	769.00	-
HP Vectra VEi7	769.00	769.00	-

HP Vectra VEi7	769.00	769.00	-
HP Vectra VEi7	769.00	769.00	-
HP NetServer LH3	5,582.55	5,582.55	-
ViewSonic PS775 17" Monitor	345.00	345.00	-
ViewSonic PS775 17" Monitor	345.00	345.00	-
3COM SuperStack II 3300 Switch	8,253.16	8,253.16	-
Ricoh Fax3800L	2,094.75	2,094.75	-
Sun Enterprise 420R	30,552.20	30,552.20	-
Sun Storedge A1000	14,433.40	14,433.40	-
HP Vectra VLi8	2,165.06	2,165.06	-
HP Vectra VLi8	1,810.66	1,810.66	-
HP Vectra VLi8	2,165.06	2,165.06	-
HP Vectra VLi8	1,810.66	1,810.66	-
HP Vectra VLi8	2,165.07	2,165.07	-
HP Vectra VLi8	1,810.66	1,810.66	-
ViewSonic PS790 19" Monitor	540.75	540.75	-
ViewSonic P810 21" Monitor	893.13	893.13	-
ViewSonic P810 21" Monitor	893.13	893.13	-
ViewSonic P810 21" Monitor	893.13	893.13	-
Command Center	17,454.00	17,454.00	-
3COM SuperStack II 3300 Switch	1,795.00	1,795.00	-
PolyCom Sound Station Premier	1,236.90	1,236.90	-
3COM SuperStack II 3300 Switch	1,809.00	1,809.00	-
NTI Switching Box & Cables	2,665.50	2,665.50	-
HP Vectra VLi8	1,510.25	1,510.25	-
HP Vectra VLi8	1,510.25	1,510.25	-
ViewSonic PS790 19" Monitor	554.20	554.20	-
ViewSonic PS790 19" Monitor	554.20	554.20	-
ViewSonic PS790 19" Monitor	554.20	554.20	-
IBM Netfinity 4000R	4,791.75	4,791.75	-
IBM ThinkPad 600X	3.802.86	3,802.86	-
NEC Multisync Monitor	5,624.75	5,624.75	-
Video Switch	4,915.00	4,915.00	-
Barco Graphics 6300DLC Projector	14,070.00	14,070.00	-
Sun Ultra 10	5,294.36	5,294.36	-

Sun Ultra 10	5,294.36	5,294.36	-
Sun 21" Monitor	1,318.28	1,318.28	-
Sun 21" Monitor	1,318.28	1,318.28	-
Sun Quad FastEthernet Controller	1,458.53	1,458.53	-
APC UPS 1400RM	876.51	876.51	-
APC UPS 1400RM	876.51	876.51	-
ADIC FastStor DLT Autoloader	8,943.83	8,943.83	-
Compaq Proliant 3000R	14,636.60	14,636.60	-
Compaq Proliant 3000R	14,636.60	14,636.60	-
ADIC FastStor DLT7000	12,090.20	12,090.20	-
Compaq Plll 600	1,097.25	1,097.25	-
Compaq Plll 600	1,097.25	1,097.25	-
Sun Ultra 10	5,783.95	5,783.95	-
SMB-2000	10,219.97	10,219.97	-
IBM ThinkPad 600E	2,361.06	2,361.06	-
IBM ThinkPad 600E	2,361.05	2,361.05	-
HP Laserjet 8100DN	3,744.90	3,744.90	-
IBM ThinkPad 600X	3,479.62	3,479.62	-
IBM ThinkPad 600X	3,479.63	3,479.63	-
HP Vectra VLi8	1,816.84	1,816.84	-
HP Vectra VLi8	1,816.84	1,816.84	-
HP Vectra VLi8	1,816.84	1,816.84	-
ViewSonic PS790 19" Monitor	547.85	547.85	-
ViewSonic PS790 19" Monitor	547.85	547.85	-
ViewSonic PS790 19" Monitor	547.85	547.85	-
ViewSonic PS790 19" Monitor	547.84	547.84	-
HP Vectra VLi8	1,426.66	1,426.66	-
HP LaserJet 4050N	1,724.40	1,724.40	-
IBM ThinkPad 600X	3,432.12	3,432.12	-
ViewSonic PS790 19" Monitor	560.75	560.75	-
ViewSonic PS775 17" Monitor	367.25	367.25	-
ViewSonic PS775 17" Monitor	367.25	367.25	-
ViewSonic PS775 17" Monitor	367.25	367.25	-
ViewSonic PS775 17" Monitor	367.25	367.25	-
ViewSonic PS790 19" Monitor	542.85	542.85	-

ViewSonic PS790 19" Monitor	542.85	542.85	-
Sun Ultra 10	4,018.97	4,018.97	-
IBM Selectbase 600	197.24	197.24	-
Metrologic MS6130 Wireless Scanner	999.00	999.00	-
2 Way Laser Scanner	1,309.65	1,309.65	-
IBM ThinkPad 570E	3,688.44	3,688.44	-
HP LaserJet 4050N	1,708.90	1,708.90	-
IBM ThinkPad 600X	3,310.56	3,310.56	-
IBM ThinkPad 600X	3,310.56	3,310.56	-
Sun Ultra 10	4,888.78	4,888.78	-
Sun Ultra 10	4,888.78	4,888.78	-
Sun Ultra 10	4,888.78	4,888.78	-
Sun Ultra 10	4,888.76	4,888.76	-
Sun Ultra 10	5,344.97	5,344.97	-
ViewSonic PS790 19" Monitor	571.35	571.35	-
ViewSonic PS790 19" Monitor	571.35	571.35	-
ViewSonic P810 21" Monitor	870.38	870.38	-
ViewSonic P810 21" Monitor	870.37	870.37	-
IBM ThinkPad 600X	4,137.90	4,137.90	-
HP Vectra VLi8	2,266.65	2,266.65	-
HP Vectra VLi8	2,266.65	2,266.65	-
HP Vectra VLi8	2,266.65	2,266.65	-
HP Vectra VLi8	2,266.65	2,266.65	-
IBM Selectbase 600	179.00	179.00	-
2 Way Laser Scanner	1,650.00	1,650.00	-
ViewSonic PS790 19" Monitor	422.89	422.89	-
ViewSonic PS790 19" Monitor	422.89	422.89	-
ViewSonic PS790 19" Monitor	422.88	422.88	-
Sun Ultra 10	5,072.66	5,072.66	-
Sun Ultra 10	5,072.66	5,072.66	-
DMX MAX Printer	1,546.00	1,546.00	-
HP Vectra VLi8	1,630.60	1,630.60	-
HP Vectra VLi8	1,630.60	1,630.60	-
HP Vectra VLi8	1,630.60	1,630.60	-
HP Vectra VLi8	1,630.61	1,630.61	-

IBM ThinkPad 600X	3,283.95	3,283.95	-
HP Vectra VLi8	2,296.06	2,296.06	-
Digi Portserver Term.	1,266.69	1,266.69	-
ViewSonic PS790 19" Monitor	537.00	537.00	-
ViewSonic PS790 19" Monitor	537.00	537.00	-
ViewSonic PS790 19" Monitor	537.00	537.00	-
Backup drives	1,092.99	1,092.99	-
IBM ThinkPad 600X	3,435.15	3,435.15	-
HP Vectra VLi8	1,592.00	1,592.00	-
Sun Ultra 10	5,338.98	5,338.98	-
Sun Ultra 10	4,910.63	4,910.63	-
Composer Optical Disk Duplicator	2,328.95	2,328.95	-
Norstar ACD Package	5,505.89	5,505.89	-
Norstar ACD Package	1,573.11	1,573.11	-
ViewSonic PS790 19" Monitor	528.44	528.44	-
ViewSonic PS790 19" Monitor	528.44	528.44	-
ViewSonic PS790 19" Monitor	528.43	528.43	-
IBM ThinkPad 600X	2,617.00	2,617.00	-
Cisco 2621 Router	6,098.15	6,098.15	-
Cisco 2610 Router	1,971.47	1,971.47	-
Cisco 2610 Router	2,717.64	2,717.64	-
Cisco 2621 Router	574.35	574.35	-
IBM Selectbase 600	197.24	197.24	-
ViewSonic P810 21" Monitor	1,111.08	1,111.08	-
IBM ThinkPad 570E	3,435.65	3,435.65	-
Sun Ultra 10	4,904.80	4,904.80	-
Sun Ultra 10	4,904.80	4,904.80	-
Sun Ultra 10	4,904.79	4,904.79	-
Signature III Color Printer	1,189.20	1,189.20	-
ViewSonic PS790 19" Monitor	569.85	569.85	-
ViewSonic PS790 19" Monitor	569.85	569.85	-
ViewSonic PS790 19" Monitor	569.85	569.85	-
ViewSonic PS790 19" Monitor	569.85	569.85	-
Norstar ACD Package	786.56	786.56	-
ViewSonic PS790 19" Monitor	563.85	563.85	-

Sun Ultra 10	5,431.12	5,431.12	-
Sun Ultra 10	5,431.12	5,431.12	-
Sun Ultra 10	5,431.12	5,431.12	-
IBM ThinkPad 570E	3,216.15	3,216.15	-
IBM ThinkPad 570E memory	210.04	210.04	-
IBM ThinkPad T20	3,997.29	3,997.29	-
IBM ThinkPad T20	3,997.29	3,997.29	-
IBM ThinkPad T20	3,997.30	3,997.30	-
IBM ThinkPad A20	5,150.07	5,150.07	-
ViewSonic PS790 19" Monitor	632.98	632.98	-
ViewSonic PS790 19" Monitor	496.76	496.76	-
ViewSonic PS790 19" Monitor	496.75	496.75	-
IBM ThinkPad T20	4,023.14	4,023.14	-
ViewSonic PS790 19" Monitor	583.84	583.84	-
HP Vectra VLi8	1,072.66	1,072.66	-
HP Vectra VLi8	1,014.95	1,014.95	-
HP Vectra VLi8	1,014.95	1,014.95	-
HP Vectra VLi8	1,014.96	1,014.96	-
HP Vectra VLi8	1,014.95	1,014.95	-
HP Vectra VLi8	1,014.96	1,014.96	-
HP Vectra VLi8	1,014.95	1,014.95	-
HP Vectra VLi8	1,014.95	1,014.95	-
HP Vectra VLi8	1,014.96	1,014.96	-
Sun Ultra 10	3,711.57	3,711.57	-
Sun Ultra 10	3,711.57	3,711.57	-
Sun Ultra 10	3,711.56	3,711.56	-
Sun Memory Upgrade	5,155.34	5,155.34	-
IBM ThinkPad 570E	3,310.13	3,310.13	-
IBM ThinkPad Upgrades	135.55	135.55	-
IBM ThinkPad Upgrades	135.55	135.55	-
IBM ThinkPad Upgrades	135.55	135.55	-
IBM ThinkPad Upgrades	129.21	129.21	-
IBM ThinkPad Upgrades	129.20	129.20	-
IBM ThinkPad Upgrades	146.04	146.04	-
Cisco Catalyst 4000 Chassis	10,957.20	10,957.20	-

Cisco Catalyst 4000 Power Supply	852.00	852.00	-
Cisco Catalyst 4000 10/100 Ethernet	3.795.15	3,795.15	-
Cisco Catalyst 4000 10/100 Ethernet	3,795.15	3,795.15	-
Cisco Catalyst 4000 10/100 Ethernet	3,795.15	3,795.15	-
IBM ThinkPad Upgrades	72.45	72.45	-
IBM ThinkPad Upgrades	72.45	72.45	-
Cisco Catalyst 4000 License	1,690.50	1,690.50	-
Tooling Brix 100	19,062.50	19,062.50	.
IBM ThinkPad Upgrades	88.88	88.88	-
IBM ThinkPad Upgrades	93.03	93.03	-
HP Color LaserJet 8550N	5,848.48	5,848.48	-
HP Vectra VLi8	1.027.08	1,027.08	-
HP Vectra VLi8	1,027.08	1,027.08	-
IBM ThinkPad T20	3,890.33	3,890.33	-
IBM ThinkPad Upgrades	229.13	229.13	-
ViewSonic PS790 19" Monitor	562.71	562.71	-
IBM ThinkPad Upgrades	166.95	166.95	-
ViewSonic PS790 19" Monitor	517.48	517.48	-
ViewSonic PS790 19" Monitor	517.48	517.48	-
ViewSonic PS790 19" Monitor	517.48	517.48	-
APC UPS 3000	1,906.93	1,906.93	-
APC UPS 1400	599.00	599.00	-
IBM Netvista X40	2,354.00	2,354.00	-
APC UPS 3000 Battery Pack	315.97	315.97	-
IBM NetFinity 4000R	4,380.99	4,380.99	-
IBM Netfinity 4000R	(650.00)	(650.00)	-
Full Size Cabinet	1,534.90	1,534.90	-
Shelves for cainet	283.89	283.89	-
Roof Fan for cabinet	200.99	200.99	-
Cisco Catalyst 3548 XL RJ45	3,832.50	3,832.50	-
Sun Enterprise 220R	10,099.72	10,099.72	-
Nortel Contivity Extranet 1510 Switch	5,042.70	5,042.70	-
Nortel 7208 Telephones	1,820.07	1,820.07	-
Sun Memory Upgrade	3,828.46	3,828.46	-
ViewSonic PF790 19" Monitor	626.18	626.18	-

ViewSonic PF790 19" Monitor	626.18	626.18	-
ViewSonic PF790 19" Monitor	626.19	626.19	-
Cisco 2610 Router	2,078.05	2,078.05	-
Sun Ultra 10	5,556.58	5,556.58	-
Sun Ultra 10	5,556.58	5,556.58	-
Sun Ultra 10	5,556.57	5,556.57	-
Sun Ultra 10	5,556.58	5,556.58	-
Sun Ultra 10	5,556.58	5,556.58	-
Sun Ultra 10	5,556.57	5,556.57	-
Sun Ultra 10	5,556.58	5,556.58	-
Sun Ultra 10	5,556.58	5,556.58	-
Sun Ultra 10	5,556.57	5,556.57	-
ViewSonic PF790 19" Monitor	583.85	583.85	-
ViewSonic PF790 19" Monitor	583.85	583.85	-
ViewSonic PF790 19" Monitor	583.85	583.85	-
ViewSonic PF790 19" Monitor	583.85	583.85	-
ViewSonic PF790 19" Monitor	583.85	583.85	-
Cisco Catalyst 4000 L3 Module	12,671.40	12,671.40	-
Sun Enterprise 220R	33,420.37	33,420.37	-
Cisco Catalyst 3548	3,852.50	3,852.50	-
IBM ThinkPad T20	5,079.74	5,079.74	-
Sun Ultra 10	5,556.57	5,556.57	-
Sun Storedge A1000	11,693.02	11,693.02	-
Sun Ultra 10	4,915.42	4,915.42	-
Sun Ultra 10	4,915.42	4,915.42	-
Sun Memory Upgrade	469.12	469.12	-
Sun Ultra 10	4,862.03	4,862.03	-
Tooling Brix 100	4,487.50	4,487.50	-
Cisco Catalyst 2912	1,176.60	1,176.60	-
Sun Memory Upgrade	1,723.26	1,723.26	-
IBM ThinkPad T20	4,474.11	4,474.11	-
HP Memory upgrade	186.95	186.95	-
Sun Memory Upgrade	1,004.64	1,004.64	-
HP Vectra VL400	1,805.17	1,805.17	-
HP Memory upgrade	167.95	167.95	-

IBM ThinkPad T20	4,432.45	4,432.45	-
IBM ThinkPad T20	4,432.45	4,432.45	-
IBM ThinkPad Upgrades	41.66	41.66	-
IBM ThinkPad Upgrades	41.66	41.66	-
HP Vectra VL400	1,755.02	1,755.02	-
HP Vectra VL400	1.755.02	1,755.02	-
HP Vectra VL400	1,755.02	1,755.02	-
HP Vectra VL400	1,755.00	1,755.00	-
HP Memory upgrade	2,754.58	2,754.58	-
ViewSonic PF790 19" Monitor	567.85	567.85	-
ViewSonic PF790 19" Monitor	567.85	567.85	-
DMX MAX Printer	1,822.25	1,822.25	-
HP Memory upgrade	439.06	439.06	-
Checkpoint Firewall	9,083.75	9,083.75	-
Rackmount Keyboard w/ monitor	1.307.78	1,307.78	-
Cisco Catalyst 2900 XL	1,450.66	1,450.66	-
Cisco Enterprise Switch	1,450.66	1,450.66	-
Cisco Catalyst 2900 XL	1,450.66	1,450.66	-
Cisco Enterprise Switch	1,450.66	1,450.66	-
Cisco Catalyst 2900 XL	1,450.66	1,450.66	-
Cisco Catalyst 2900 XL	1,450.66	1,450.66	-
Cisco Catalyst 2900 XL	1,450.66	1,450.66	-
Cisco Enterprise Switch	1,450.66	1,450.66	-
Cisco Enterprise Switch	1,450.60	1,450.60	-
Compaq Smart Array 3200	2,115.25	2,115.25	-
HP Vectra VL400	1,587.73	1,587.73	-
Telephone System	556.00	556.00	-
Telephone System	1,000.00	1,000.00	-
Telephone System	1,000.00	1,000.00	-
Telephone System	569.00	569.00	-
ViewSonic PF790 19" Monitor	500.55	500.55	-
ViewSonic PF790 19" Monitor	500.55	500.55	-
ViewSonic PF790 19" Monitor	500.55	500.55	-
HP Memory upgrades	169.34	169.34	-
HP Memory upgrades	2,016.00	2,016.00	-

Sun Memory Upgrades	1,112.00	1,112.00	-
HP Vectra VL400	184.46	184.46	-
ViewSonic P810 21" Monitor	877.35	877.35	-
IBM ThinkPad T20	4,335.31	4,335.31	-
ViewSonic PF790 19" Monitor	509.55	509.55	-
HP Vectra VL400	1,655.52	1,655.52	-
HP Vectra VL400	1,655.52	1,655.52	-
HP Vectra VL400	1,655.51	1,655.51	-
HP Vectra VL400	1,655.51	1.655.51	-
Sun Ultra 10	4,100.67	4,100.67	-
Sun Ultra 10	4,100.67	4,100.67	-
Sun Ultra 10	4,100.67	4,100.67	-
3COM SuperStack II3300 Switch	1,775.00	1,775.00	-
3COM SuperStack II 3300 Switch	1,775.00	1,775.00	-
3COM SuperStack II Hub	538.00	538.00	-
Cisco 2610 Modular Router	1,585.68	1,585.68	-
Cisco 2610 Modular Router	1,555.68	1,555.68	-
IBM ThinkPad T20	4,541.82	4,541.82	-
IBM ThinkPad T20	4,110.24	4,110.24	-
ViewSonic PF790 19" Monitor	505.55	505.55	-
IBM ThinkPad T20	4,192.36	4,192.36	-
IBM ThinkPad T20	4,541.82	4,541.82	-
IBM ThinkPad T20	4,541.82	4,541.82	-
Nortel BCM Phone Switch	3,537.00	3,537.00	-
Toshiba Tecra 8100	3,282.88	3,282.88	-
IBM ThinkPad Upgrade	392.58	392.58	-
IBM ThinkPad Upgrade	498.50	498.50	-
ViewSonic PF790 19" Monitor	509.25	509.25	-
ViewSonic PF790 19" Monitor	532.35	532.35	-
ViewSonic PF790 19" Monitor	494.55	494.55	-
ViewSonic PF790 19" Monitor	502.35	502.35	-
IBM ThinkPad 240x	1,800.93	1,800.93	-
HP LaserJet 3200xi	621.53	621.53	-
ViewSonic G810 21" Monitor	889.40	889.40	-
IBM ThinkPad T20	4,548.81	4,548.81	-

ViewSonic PF790 19" Monitor	514.55	514.55	-
HP LaserJet 3200xi	620.62	620.62	-
IBM ThinkPad Upgrade	622.99	622.99	-
IBM ThinkPad T20	3,944.34	3,944.34	-
ViewSonic PF790 19" Monitor	514.72	514.72	-
Nortel M7208 Telephones	2,464.35	2,464.35	-
IBM ThinkPad Upgrade	335.00	335.00	-
ModelSim PE/VLOG	3,834.17	3,834.17	-
Sun Ultra 10	4,100.67	4,100.67	-
Sun Ultra 10	4,100.67	4,100.67	-
IBM ThinkPad T20	4,066.15	4,066.15	-
GPS L1 Amp/Splitter	1,010.45	1,010.45	-
ViewSonic PF790 19" Monitor	499.55	499.55	-
Sun Ultra 10	4,163.68	4,163.68	-
Sun Ultra 10	4,151.97	4,151.97	-
PolyCom Premier Sound Station	1,191.25	1,191.25	-
Dell Dimension 4100	1,509.90	1,509.90	-
IBM ThinkPad Upgrade	414.93	414.93	-
ViewSonic PF790 19" Monitor	471.00	471.00	-
PolyCom Premier Sound Station	1,191.25	1,191.25	-
2 Way Laser Scanner	1,650.00	1,650.00	-
HP Vectra VLi8	2,004.64	2,004.64	-
HP Vectra VLi8	2,004.64	2,004.64	-
IBM ThinkPad T20	4,053.04	4,053.04	-
Norstar 2 Port Flash Voicemail	3,689.70	3,689.70	-
Nortel M7208 Telephones	1,611.75	1,611.75	-
IBM ThinkPad T20	4,277.93	4,277.93	-
ViewSonic PF790 19" Monitor	471.00	471.00	-
IBM ThinkPad 240x	2,482.00	2,482.00	-
IBM ThinkPad T20	3,772.04	3,772.04	-
HP Memory Upgrade	950.00	950.00	-
IBM ThinkPad Upgrade	132.00	132.00	-
Sun Ultra 60	17,510.36	17,510.36	-
Sun Ultra PCI SCSI Dual	1,094.40	1,094.40	-

2000 adds	1,124,528.99	1,124,528.99	-

IBM ThinkPad T20	211.60	211.60	-
IBM ThinkPad T20	228.90	228.90	-
ViewSonic PF790 19" Monitor	47.13	47.13	-
IBM ThinkPad T20	(356.75)	(356.75)	-
IBM ThinkPad Upgrade	16.75	16.75	-
Sun Ultra 60	74.25	74.25	-
Sun Ultra PCI SCSI Dual	15.65	15.65	-
IBM ThinkPad T20	217.90	217.90	-
IBM ThinkPad Upgrade	6.60	6.60	-
IBM ThinkPad 240x	139.10	139.10	-
Temp Control Panel	2,652.00	2,652.00	-
HP LaserJet 4050TN	1,874.00	1,874.00	-
HP Vectra VL400	1,757.25	1,757.25	-
HP Vectra VL400	1.757.25	1,757.25	-
HP Vectra VL400	1,757.25	1,757.25	-
HP Vectra VL400	1,757.25	1,757.25	-
ViewSonic PF790 19" Monitor	498.30	498.30	-
ViewSonic PF790 19" Monitor	498.30	498.30	-
ViewSonic PF790 19" Monitor	498.30	498.30	-
ViewSonic PF790 19" Monitor	498.30	498.30	-
Nortel BCM Phone Switch	1,768.50	1,768.50	-
Nortel BCM Phone Switch	12,379.50	12,379.50	-
SMZ-645 StereoMicroscope	2,650.99	2,650.99	-
Sun D1000	19,989.30	19,989.30	-
Sun Ultra 10	4,174.92	4,174.92	-
ADIC FastStore DLT7000	9,382.81	9,382.81	-
Nortel Analog Station Module	1,025.13	1,025.13	-
Nortel M7208 Telephones	2,880.65	2,880.65	-
Logic Analysis System	7.150.00	7,150.00	-
68-CH State and Timing Card	8,400.00	8,400.00	-
68-CH State and Timing Card	8,400.00	8,400.00	-
SMT IC Clips	704.00	704.00	-
Infiniium Oscilloscope	19,496.75	19,496.75	-

pF Active Probe	1,592.50	1,592.50	-
HP Vectra Upgrade	321.99	321.99	-
ViewSonic PF790 19" Monitor	504.55	504.55	-
GPS L1 Amp/Splitter	4,200.69	4,200.69	-
Sun Ultra 10	4,141.28	4,141.28	-
Sun Ultra 10	3,884.10	3,884.10	-
Sun Memory Upgrades	263.34	263.34	-
IBM ThinkPad T20	4,138.24	4,138.24	-
IBM ThinkPad T20	4,530.83	4,530.83	-
IBM ThinkPad Upgrade	40.83	40.83	-
HP Vectra VL400	1,671.75	1,671.75	-
HP Vectra VL400	1,763.50	1,763.50	-
ViewSonic PF790 19" Monitor	504.55	504.55	-
Sun Ultra 10	3,885.67	3,885.67	-
Sun Ultra 10	3,885.67	3,885.67	-
IBM ThinkPad T20	4,511.83	4,511.83	-
ViewSonic PS775 19" Monitor	346.30	346.30	-
ViewSonic PS775 19" Monitor	346.31	346.31	-
IBM ThinkPad T20	4,025.64	4,025.64	-
IBM ThinkPad Upgrade	150.10	150.10	-
Black Box 2x8 Matrix Server Switch	2,546.11	2,546.11	-
Black Box 2x8 Matrix Server Switch	2,546.11	2,546.11	-
Black Box 2x8 Matrix Server Switch	2,546.10	2,546.10	-
HP Vectra VL400	3,394.17	3,394.17	-
HP LaserJet 3200xi	596.76	596.76	-
ViewSonic VG150B 15" Monitor	765.60	765.60	-
HP E-PC 6/700	665.59	665.59	-
Sun Memory Upgrades	493.00	493.00	-
Sun Ultra 10	4,138.74	4,138.74	-
Sun Ultra 10	4,138.73	4,138.73	-
IBM Netvista A40	829.00	829.00	-
IBM Netvista A40	829.00	829.00	-
IBM Netvista A40	829.00	829.00	-
IBM Netvista A40	829.00	829.00	-
IBM Netvista A40	829.00	829.00	-

IBM Netvista A40	829.00	829.00	-
IBM Netvista A40	829.00	829.00	-
IBM Netvista A40	829.00	829.00	-
IBM Netvista A40	829.00	829.00	-
IBM Netvista A40	829.00	829.00	-
IBM ThinkPad T20	4,533.33	4,533.33	-
ViewSonic PF790 19" Monitor	503.50	503.50	-
Sun Ultra 10	3,953.09	3,953.09	.
HP LaserJet 3200xi	592.99	592.99	-
Sun Ultra 10	3,873.87	3,873.87	-
Rackmount Power Supply	2,750.00	2,750.00	-
Rackmount Power Supply	2,750.00	2,750.00	-
HP LaserJet 3200xi	616.68	616.68	-
Sun Ultra 10	4,010.53	4,010.53	-
Sun Ultra 10	4,205.80	4,205.80	-
GPS Cables	5,095.00	5,095.00	-
HP Vectra VL400	1,663.75	1,663.75	-
HP Vectra Upgrade	99.75	99.75	-
Rackmount Keyboard w/ Monitor	1,307.61	1,307.61	-
Cisco Catalyst 4000 Switch	3,736.76	3,736.76	-
Sun Ultra 10	4,272.11	4,272.11	-
Sun Ultra 10	4,272.11	4,272.11	-
Sun Ultra 10	4,288.53	4,288.53	-
Sun Ultra 10	4,288.52	4,288.52	-
Sun Ultra 10	3,969.99	3,969.99	-
Cisco 2610 Modular Router	3,718.11	3,718.11	-
HP Vectra VL400	1,434.04	1,434.04	-
Sun Netra X1	2,037.28	2,037.28	-
IBM ThinkPad A21P	4,314.59	4,314.59	-
Cisco Catalyst 3524 Switch	2,495.24	2,495.24	-
ViewSonic PF790 19" Monitor	461.82	461.82	-
Sun Memory Upgrades	164.60	164.60	-
IBM ThinkPad T20	2,743.47	2,743.47	-
ViewSonic PF790 19" Monitor	443.33	443.33	-
IBM ThinkPad T21	4,285.56	4,285.56	-

Cacheflow610	4,226.25	4,226.25	-
IBM ThinkPad Upgrade	43.49	43.49	-
Summit 24 Port 10/100 Switch	2,903.29	2,903.29	-
ViewSonic PF790 19" Monitor	504.55	504.55	-
IBM ThinkPad Upgrade	515.81	515.81	-
Sun Memory Upgrades	470.95	470.95	-
HP BRIO BA410	1,059.39	1,059.39	-
HP BRIO BA410	1,059.39	1,059.39	-
HP BRIO BA410	1,059.39	1,059.39	-
ViewSonic Q95 19" Monitor	316.43	316.43	-
ViewSonic Q95 19" Monitor	316.43	316.43	-
ViewSonic Q95 19" Monitor	316.43	316.43	-
Sun Netra T1	1,946.50	1,946.50	-
Sun Netra T1	1,946.50	1,946.50	-
Sun Netra T1	1,946.51	1,946.51	-
Microsoft OEM Windows Server	843.00	843.00	-
Compaq P3 computer	855.70	855.70	-
Compaq P3 computer	855.70	855.70	-
Compaq P3 computer	855.70	855.70	-
Compaq P3 computer	855.70	855.70	-
Compaq P3 computer	855.70	855.70	-
Compaq P3 computer	855.70	855.70	-
Compaq P3 computer	855.70	855.70	-
Compaq P3 computer	855.70	855.70	-
HP Procurative Switch	1,721.24	1,721.24	-
Cisco RJ45 Switch	1,234.71	1,234.71	-
Cisco DS Switch	1,209.14	1,209.14	-
HP BRIO BA410	954.99	954.99	-
HP BRIO BA410	954.99	954.99	-
HP BRIO BA410	954.99	954.99	-
Black Box 2x8 Matrix Server Switch	1,930.12	1,930.12	-
Microsoft Exchange Server 2000	774.37	774.37	-
HP BRIO BA410	1,089.74	1.089.74	-
HP BRIO BA410	1,094.11	1,094.11	-
ViewSonic Q95 19" Monitor	290.32	290.32	-

ViewSonic Q95 19" Monitor	290.31	290.31	-
HP Vectra VL400	2,763.42	2,763.42	-
Cisco 3600 1 Slot Voice/Fax	1,077.11	1,077.11	-
Netgear GETH 4pt Switch	1,558.66	1,558.66	-
Cisco 2600 DES	1,498.95	1,498.95	-

2001 Adds	315,981.50	315,981.50	-

Sun Netra-X1	1,451.17	1,451.17	-
Extreme Networks Summit	7,616.00	7,616.00	-
B2600 Computer	8,075.00	8,075.00	-
Reman J5600 Computer	12,995.00	12,995.00	-
SMB-600 Smartbits	11,831.60	11,831.60	-
Dual Processor Intel CPU	2,589.35	2,589.35	-
IBM ThinkPad T23	2,692.61	2,692.61	-
IBM ThinkPad T23	2,692.61	2,692.61	-
Disk Array for Mercury	15,935.00	15,935.00	-
IBM ThinkPad X24 PIN	2,911.34	2,911.34	-
ATM/OC-3 for Cisco 3620	3,100.00	3,100.00	-
3600 Series 100 TX Module -1 Port	1,603.47	1,603.47	-
Cisco OC3 ATM 155 Mdoule	3,670.00	3,670.00	-
Cisco-AVVID MCS-7815-1000 W/Call Manager	4,432.20	4,432.20	-

2002 adds	81,595.35	81,595.35	-

Packet Storn IP Network Emulator	13,586.73	13.586.73	-
Opt 100 Dual Port 10/100 Ethernet	13,484.64	13,484.64	-
V Prove V Click upg; Lie # 204710	3,376.62	3,376.62	-
Cisco 3620 (Refurb)	1,653.17	1,653.17	-
Cisco 3600 Snql PT ATM OC3 (Refurb)	4,000.50	4,000.50	-
Cisco 3600 Ethernet 10/100 Card	1,873.15	1,873.15	-
Refurbished Lucent GX 550	5,853.13	5,853.13	-
Refurbished Lucent CBX 500	6,444.30	6,444.30	-
Thinkpad x31sMB PM-1.3G 20GB	1,521.50	1,521.50	-

2003 adds	51,793.74	51,793.74	-

Compaq Smart Array Controller	4,829.75	4,829.75	-
A1000 Bases; 24 SCSI Drives	10,009.40	10,009.40	-
ThinkPad X31SMB PM-1.4G 20GB	1,799.00	1,799.00	-
HP LC3 Processor Daughter Card	1,434.72	1,434.72	-
Desktop for BrixMon Demo D220	706.98	706.98	-
Desktop - D220 P4-2.8G 40GB	681.27	681.27	-
HP Compaq D220 Series microtower comp	636.75	636.75	-
IBM Thinkpad computer/AC Adapter/Dock-Lehane	2,525.02	2,525.02	-
Toshiba laptop #M-30-A731 for How Ming Low	2,104.99	2,104.99	-
Netra V100, 550MHZ - Spirent/Toyo install	2,825.34	2,825.34	-
IBM Thinkpad computer/AC Adapter/Dock	2,577.46	2,577.46	-
IBM Thinkpad computer/Power/Memory (M. Smith)	2,391.38	2,391.38	-
HP Compaq D220 Series microtower comp + mem	825.56	825.56	-
Sun 18GB, SCSI-3 Hard Disck (for Beacon)	1,462.94	1,462.94	-
Sanyo LCD Projector	1,122.50	1,122.50	-
Sony V PCG-TR2 laptop (S. Kwik)	2,248.54	2,248.54	-
Sunfire V210 Ultrasparc 1GHZ	15,121.63	15,121.63	-
IBM Thinkpad + accessories (0. Rounthwaite)	2,727.66	2,727.66	-
Sunfire V210 Server 1GB RAM (0. Rounthwaite)	2,830.34	2,830.34	-
Sunfire V210 Server 1GB RAM (training)	6,277.01	6,277.01	-
Sun internal 73GB 10k Ultra 3 scsi	1,177.00	1,177.00	-
Rack Mount Kit for Sunfire (traininq)	409.50	409.50	-
HP Cache Controller Card for Proliant 3000 (Macola)	1,676.57	1,676.57	-
HP Compaq D220 Series-2.8GHz Intel Pentium 4 (Erdal)	647.43	647.43	-
Cisco MCS P4 for IBM/Dow VOIP testing	4,775.00	4,775.00	-
Rack Mount PC for BrixMon training	1,718.95	1,718.95	-
Praecis CT/CDMA In-Linc Amplifier	1,238.36	1,238.36	-
Thinkpad/Replicator/Adapter (T. Pincince)	2,642.10	2,642.10	-
PowerEdge for Chubby Bunny	3,581.37	3,581.37	-
IBM Thinkpad with 256 MB (K. Hedayat)	1,906.41	1,906.41	-
IBM Thinkpad with 256 MB (P. Powell & A. Caiozzo)	3,862.20	3,862.20	-
IBM Thinkpad with 256 MB (D. Kaufman)	1,702.41	1,702.41	-
IBM Thinkpad with 256 MB (B. Naylor)	1,702.41	1,702.41	-

IBM Thinkpad with 256 MB (B. Cote)	1,702.41	1,702.41	-
HP Compaq D220 Series W/512MB (J. Xiong)	761.94	761.94	-
SonicWall Pro 4060 Firewall	4,147.50	4,147.50	-
SpamAssassin hardware	1,172.79	1,172.79	-
Batteries for MGE UPS	4,006.00	4,006.00	-
Cisco 2 Port Channelized T1 Card	1,046.16	1,046.16	-

2004 Adds	105,014.75	105,014.75	-

2 Port Simulator - Atomic Dog	1,399.00	1,399.00	-
2 Microsoft Open SBS server '03	1,013.36	1,013.36	-
Dell PowerEdge Server	2,858.80	2,858.80	-
2 Microsoft Open SBS server '03 20U D	3,817.91	3,817.91	0.00
RAID Controller module for Sun A1000	1,256.90	1,256.90	(0.00)
IBM Thinkpad T42 with 256MB (R. Chavez)	2,051.48	2,051.48	(0.00)
IBM Thinkpad T42 with 256MB (T. Roberts)	1,998.48	1,998.48	(0.00)
IBM Thinkpad X40 PM 738 521 MB (R. Chavez)	2,127.83	2,127.83	0.00
5 C220 MT P4-2.8 GHZ 256 MB (Engineering pc's)	2,766.55	2,766.55	(0.00)
4 D220 MT P4-2.8 GHZ 256 MB	2,300.00	2,300.00	0.00
IBM Thinkpad T42 with 256MB (B. lanniello)	1,999.48	1,999.48	(0.00)
2 PowerEdge 750 Servers (1 for Linux, 1 for Windows)	2,237.46	2,237.46	-
Color Laserjet 5550DN 27PPM	4,045.94	4,045.94	0.00
Nortel Modular ICS Power Supply (replacement)	1,814.10	1,814.10	-
Sonicwall Pro 4060 Security Appliance	3,952.50	3,842.70	109.80
Desktop Computers (M. Tompkins & D. Kusner)	1,348.18	1,310.73	37.45
IBM Thinkpad (A. Harrington)	1,806.99	1,756.80	50.19
IBM Thinkpad T42 with 256MB (L. Holly)	1,870.48	1,818.53	51.95
IBM Thinkpad T42 with 256MB (S. Darche)	1,906.90	1,853.93	52.97
Cisco Equipment for Mad Dog	4,578.17	4,323.82	254.35
3 PC's for Mad Dog	3,356.64	3,170.16	186.48
3 Sun Workstations for Mad Dog	10,726.48	10,130.57	595.91
Nortel Phone Switch for Mad Dog	8,860.49	8,368.24	492.25
4 Port Simulator for PRI testing (Wen Zhuang)	2,024.00	1,911.55	112.45
Sun Blade 650 Mhz Workstation for Mad Dog	2,776.23	2,622.00	154.24
SQL Server 2000	1,694.06	2,065.79	(371.73)

Alcatel equip, for Mad Dog (25% HW pmt)	2,693.87	2,544.21	149.66
Avaya equip, for Mad Dog (50% HW pmt)	6,836.66	6,456.84	379.82
Siemen's HiPath 3550/Mad Dog (50% HW pmt)	1,586.00	1,497.89	88.11
Allegro VoIP Quality tester equip, for Mad Dog	7,501.35	7,084.61	416.74
Valueloader for Engsrv & UNIX back-ups	4,987.30	4,710.22	277.08
IBM ThinkPad T42 with 256MB (R. Norton)	1,960.78	1,797.39	163.40
Precision Workstation 470 (for engineering builds)	1,998.30	1,831.78	166.53
PVDM2 16 Channel Factory upgrade (Mad Dog)	1,203.67	1,103.37	100.30
IBM Thinkpad T42 with 256MB (T. Conrad) + spare	4,023.96	3,688.63	335.33
SQL Server 2000 for Macola upgrade	1,500.42	1,375.39	125.04
Alcatel equip, for Mad Dog (50% HW pmt)	4,940.85	4,498.08	442.77
Siemen's HiPath 3550/Mad Dog (50% HW pmt)	1,586.00	1,453.83	132.17
Avaya equip, for Mad Dog (50% HW pmt)	6,836.66	6,266.94	569.73
Remote Backup Server for laptops	2,743.00	2,277.14	465.86
Replacement server for Brixcorp 3, 7 & 8	2,956.19	2,627.72	328.47
PowerEdge 750 Server (for QA)	2,391.58	2,125.84	265.74
Nortel CS1000 phone switch for Mad Dog	16,086.84	14,299.41	1,787.43
2 DX2000 computers (Pimpalkar & Demerdjian)	1,150.00	1,022.22	127.78
IBM Thinkpad (M. Mclnerney)	1,880.49	1,619.31	261.18
ShoreTel Phone equip, for Mad Dog	2,670.95	2,299.98	370.97
Thinkpad (Hedayat)	2,452.72	2,112.06	340.66
3500's capitalized for QA testing on 4000's	11,811.21	10,170.76	1,640.45
Thinkpad X41 (B. Travis)	2,281.47	1,901.23	380.25
3 Sun Workstations	8,720.74	7,267.29	1,453.45
Thinkpad X41 (R. Norton)	2,321.63	1,934.69	386.94
Catalyst 2950 24 Port 10/100 (for Level 3 testing)	1,934.95	1,612.46	322.49
NetOptics 10/100/1000 Ethernet Tap (Level 3 debug)	1,405.95	1,171.63	234.33
2 ThinkPads (Kevin & Robert)	3,864.28	3,220.24	644.04
4 DX2000 Computers (Erickson, Harrington, Fryer, Hayes)	2,601.90	2,168.25	433.65
Computer (international)	1,885.10	1,570.91	314.19
Thinkpad replacement (P. Powell)	2,032.37	1,637.19	395.18
2 IBM ThinkPads (I. Bresner & D. Cho)	5,092.22	4,102.07	990.15
Catalyst 2950 24 Port 10/100 (for Level 3 testing)	1,342.33	1,081.32	261.01
Alcatel equip, for Mad Dog (25% HW pmt)	2,582.14	2,080.05	502.09
Sonicwall SSL 2000 Appliance	1,916.25	1,490.42	425.83

IBM ThinkPad X41 PM 758 (J. Burnham)	2,281.47	1,774.48	506.99
IBM Thinkpad T43 (S. McConathy)	1,673.52	1,301.63	371.89
IBM Thinkpad	2,568.42	1,997.66	570.76
Proliant Server for Agile	3,333.40	2,592.64	740.76
IBM Desktop cpu	1,069.75	802.31	267.44
IBM Desktop cpu	1,069.75	805.31	264.44
IBM Thinkpad	2,549.05	1,911.78	637.27
IBM Thinkpad Express	1,890.83	1,418.13	472.70
IBM Thinkpad Express	1,890.83	1,418.13	472.70
Sun v120 Server	5,793.00	4,344.75	1,448.25

2005 Adds	230,488.56	207,330.25	23,158.31

Dell PowerEdge 1425 Server for SharePoint install	2,282.07	1,648.16	633.91
2 IBM Thinkpads (Christian Simko & new sales hire)	4,661.94	3,366.96	1,294.98
MS Windows 2003 Server for SharePoint server	1,145.85	827.56	318.29
IBM Thinkpad X41 (R. Simons)	2,349.97	1,697.20	652.77
HP DX2000 Computer for QA for Linux testinq	1,373.35	953.72	419.63
Quantum Tape Drive	3,388.41	2,353.07	1,035.35
Thinkpad X41	1,906.90	1,324.24	582.66
Sunfire V240 Server (demo system)	4,245.21	2,948.07	1,297.15
MS Windows 2003 Server CAL's	6,888.81	4,975.25	1,913.56
24 port Managed Gigabit Switch	3,477.50	2,318.33	1,159.17
Sun Blade 150 Workstation (J. Pureed)	1.542.66	1,028.44	514.22
Sun Fire V210, 2 processor, 73 GB (D. Kaufman)	3,733.56	2,489.04	1,244.52
Thinkpad T43 (M. McKenney)	2,132.30	1,421.53	710.77
Thinkpad T43 (J. Purcell)	2,132.30	1,421.53	710.77
Thinkpad T43 (J. Allen)	2,132.30	1,421.52	710.78
Thinkpad T42 (T. Hubbard)	1,662.41	1,108.28	554.13
Optical nTap, Media Converter (P. Powell)	1,320.65	880.44	440.21
FTP server - Dell PowerEdge	2,557.45	1,633.92	923.53
Thinkpad T43 (C. Ungvary)	1,444.99	923.19	521.80
Thinkpad T43 (K. Boutiba)	1,544.92	987.03	557.89
ThinkPad T43 (L Byrd)	1,558.96	996.00	562.96
ThinkPad T43 (K. Wheeler)	1.620.74	1,035.47	585.27

IBM Laptop (B. Poltera)	1,474.96	942.33	532.63
IBM Thinkpad T43 (general engineering use)	1,523.74	931.17	592.57
Cisco 2821 Router (L Holly)	5,977.90	3,653.16	2,324.74
IBM Thinkpad T43 (J. Lehane)	1,545.73	944.61	601.12
SunFire V240 Server (Sprint-Nextel trial-dept 450)	8,514.98	4,967.07	3,547.91
SunBlade 150 workstation (L. Byrd)	1,470.81	819.02	651.79
ProSafe 24PT Geth L3 MGD Stk (M. Erdal)	2,196.03	1,281.02	915.01
Quantum 8 Slot Autoloader (replacement tape drive)	5,738.83	3,347.64	2,391.19
Thinkpad T32 Express (P. Whalley)	1,399.99	816.66	583.33
SunBlade 150 workstation (P. Whalley)	1,707.79	996.21	711.58
Thinkpad T32 Express (J. Lehane replacement)	1,554.42	906.75	647.67
Proliant DL360 for Blackberry Enterprise server sfwr	2,057.65	1,200.29	857.36
Thinkpad T43 Express (general engineering use)	1,399.99	816.66	583.33
Thinkpad T43 Express (C. Baker)	1,399.99	816.66	583.33
Cisco Catalyst Express 500 (Cisco VoIP Deployment)	5,470.50	3,191.13	2,279.37
3 servers (M. Noyes)	2,560.96	1,565.03	995.93
2 Dell PowerEdqe thinkpads (L Byrd & J. Purcell)	1,629.60	995.86	633.74
Unity VM, 100 users (Cisco VoIP Deployment)	5,955.56	3,474.07	2,481.49
Thinkpad T60 Express (trade show laptop)	1,605.91	981.39	624.52
Intel Nob Hill LX/Celeron 341/PentiumD 840	1,600.00	977.78	622.22
Thinkpad T43 Express (C. Logue)	1,514.99	925.83	589.16
Quadtex integrated network test platform	199,210.52	121,739.76	77,470.76
2 Laserjet 5200DTN printers	5,539.53	3,077.52	2,462.01
Cisco 2811 for multicast development (B. Kling)	1,851.53	1,028.63	822.90
Cisco CallMgr4.2, Cisco VoIP deployment	4,567.42	2,664.33	1,903.09
Acme Packet 4000 SBC - to support cust. using Acme Packet	28,674.18	15,133.59	13,540.59
IBM Thinkpad X60 Express (T. Hubbard replacement)	1,993.20	1,051.96	941.24
Cisco 2811 voice bundle (Cisco VoIP deployment)	2,619.25	1,382.38	1.236.87
HW only MCS-7825-H1 (Cisco VoIP deployment)	7,014.65	4,091.88	2,922.77
Thinkpad X60 Express (R. Rigoli)	1,799.00	999.44	799.56
5 Dell PowerEdge 850 Servers - Linux servers for QA	5,286.75	2,790.23	2,496.52
PowerVault 220S External SCSI Storage Array	4,633.01	2,445.20	2,187.81
Proliant DL385 for Charles Schwab deployment	3,230.50	1,615.24	1,615.26
Lenovo ThinkPad T60 (R. Rigoli)	1,662.95	831.48	831.47
Lenovo ThinkPad T60 (W. Gerbick)	1,686.03	843.02	843.01

Phones for Cisco VoIP deployment (10)	3,470.00	1,638.62	1,831.38
Phones for Cisco VoIP deployment (20)	7,285.00	3,440.13	3,844.87
ThinkPad T60 (C. Reamy)	1,776.84	839.06	937.78
ThinkPad T60 (F. Lo)	1,670.32	788.76	881.56
Battery for main uninterruptable power supply	5,738.94	2,869.47	2,869.47
Dell PowerEdge 850 Server for Charles Schwab deploym	2,578.70	1,289.35	1,289.35
Pentium D Processor upgrade	2,452.80	1,226.40	1,226.40
Pro 3.1 Platform Developer Kit	20,700.00	9,200.00	11,500.00
ThinkPad T60 (S. Landry)	1,753.84	779.49	974.35
MS Exchange Server 2003	2,577.50	1,145.55	1,431.95
PowerEdge 360	2,215.51	984.66	1,230.85
Cisco Unity Voicemail Call Module	4,713.73	2,225.92	2,487.81
Lithium Ion Battery for APC UPS	3,645.39	1,721.43	1,923.96
Dell PowerEdge 1425 (QA)	2,995.80	1,497.90	1,497.90
Dell PowerEdge 860 (QA)	2,995.80	1,414.68	1,581.12
Lenovo ThinkPad T60 2007 Core Duo T2500 (S. Pimpalkar)	1,881.00	783.75	1,097.25
ThinkPad T60 Core Duo (C. Smith)	1.670.32	695.97	974.35
Cisco Catalyst Express switch (Cisco VoIP deployment)	1,849.50	770.62	1,078.88
Twenty 7940 phones (Cisco VoIP deployment)	7,320.00	3,050.00	4,270.00
HP Compaq Business Desktop Microtower	1,718.98	716.24	1,002.74
Radius Server upgrade	4,451.80	1,854.91	2,596.89
Fifteen 7940 phones (Cisco VoIP deployment)	5,458.75	2,274.47	3,184.28
Ineoquest Singlus G1T & IQ MediaStim media blaster	24,143.70	10,059.88	14,083.82
		2,140.19	(2,140.19)
2006 adds	498,236.31	285,411.41	212,824.91

Cisco MCS server for Unity implementation	6,183.63	2,404.75	3,778.89
Dell PowerEdge 860 server for QA automation testing	1,220.08	474.47	745.61
Lenovo ThinkPad T43 (J. Purcell replacement)	2,393.74	930.90	1,462.84
Lenovo ThinkPad T60 (K. Boutiba replacement)	1,991.09	774.32	1,216.77
Lenovo ThinkPad T60 (Kevin Maierle - FL)	1,991.00	718.97	1,272.03
Quantum SuperLoader 3 Tape autoloader	5.259.57	1,899.29	3,360.28
Lenovo ThinkPad X60 (Kaynam replace failed unit)	2,419.99	873.88	1,546.11
Five 7940 phones (Cisco VoIP deployment)	1,831.25	661.29	1,169.96
Cisco Catalyst Express 500 (Cisco VoIP deployment)	1,782.00	643.50	1,138.50

Sun StorEdge 3320 SCSI Array (for MSN)	6,422.73	2,319.32	4,103.41
4 Dell PowerEdge Servers	7,295.19	2,837.02	4,458.17
2 MGE UPS Battery Inverters	3,200.08	1,244.47	1,955.61
Dell computer (Felix Lo)	1,467.35	570.64	896.71
Lenovo Thinkpad X60 (J. Ricciardone replace tailed unit)	2,092.95	697.65	1,395.31
Quantum SuperLoader 3 Tape autoloader	2,156.35	778.68	1,377.67
Prosafe 24 PT Switch (M. Erdal)	2,054.50	684.83	1,369.67
SQL Server & PowerEdge Server (R. Blatt)	7,984.13	2,661.38	5,322.75
7940 IP Phones	1,203.23	401.08	802.15
MS SQL Servers	10,037.82	3,345.94	6,691.88
Dell Computer (S. Pimpalkar)	1,723.56	574.52	1,149.04
Dell PowerEdge 300GB Disk Drives - 8	6.106.75	2,035.58	4,071.17
Cisco Catalyst Ethernet Switches - 2	2,302.50	767.50	1,535.00
Dell Computer (P. Xu)	1,055.24	351.74	703.50
Battery Backplane for APC UPS	1,250.00	416.66	833.34
Sun Storage RAID Controllers	5,285.21	1,761.74	3,523.47
MS SQL Servers	3,435.98	1,145.33	2,290.65
HP SCSI Disk Drives - 3	5,681.71	1,893.90	3,787.81
Dell Server (M. Noyes)	1,836.45	612.15	1,224.31
Dell Computer (K. Ehsan)	1,054.20	351.40	702.80
HP Array	5,582.14	1,860.71	3,721.43
Dell Server & Array (M. Sylor)	5,526.15	1,842.05	3,684.10
2 PowerEdge 860	3,784.20	1,261.40	2,522.80
PowerEdge SC440 (K. Ehsan)	1,065.76	355.25	710.51
Lenovo Thinkpad T60 (Donna Field)	1,702.09	520.08	1,182.01
Lenovo Thinkpad X60 (Don Wadas)	2,188.80	668.80	1,520.00
7940 IP Phones (4)	1,473.00	450.08	1,022.92
Lenovo Thinkpad T60 (Linux training laptop)	2,785.89	851.24	1,934.65
Lenovo Thinkpad T60 (Tim Southwell)	1,700.09	519.48	1,180.61
Lenovo Thinkpad T60 (Phil Powell)	1,700.09	519.48	1,180.61
Ineoquest Singlus G1T & IQ MediaStim media blaster	23,046.91	7,042.11	16,004.80
Aggregation Tap (demo system)	3,241.64	990.50	2,251.14
Poweredge 1950 server	4.268.26	1,304.19	2,964.07
Network Switches - 48 Port	3,689.70	1,127.41	2,562.29
DC Power Inverter Module for main Brix UPS	1,724.94	527.07	1,197.87

Network Switches - 48 Port	3,689.70	1,127.41	2,562.29
2 PowerEdqe 860 servers for QA	5,410.65	1,653.25	3,757.40
Poweredge 1950 server for Verizon POC for customer support	5,526.15	1,688.55	3,837.60
PowerEdge 860 server	1,790.25	547.02	1,243.23
PowerEdge 860 server/disk drive/monitor	3,889.78	1,188.54	2,701.24
Poweredge 1950 server	3,251.85	993.62	2,258.23
Poweredge 1950 server	4,268.26	1,304.19	2,964.07
Disk Array	7,589.15	2,318.91	5,270.24
SonicWall 4060 Firewall for testyourvoip.com connection	5,625.41	1,718.88	3,906.53
PowerEdqe Energy Smart 1950	3,685.50	1,126.13	2,559.37
Quantum superloader 3 tape autoloader	5,319.97	1,477.76	3,842.21
Lenovo Thinkpad X60 (R. Blatt)	1,824.44	506.79	1,317.65
Lenovo Thinkpad T60 (Bill Haber)	1,856.09	515.59	1,340.50
Dell PowerEdge 2950 Server - BrixWorx scalability testing	13,538.71	4,136.83	9,401.88
PowerVault MD1000 Disk Array - BrixWorx scalability testing	6,105.75	1,865.65	4,240.10
APC Controller Module for SmartUPS 3000	1,783.59	495.44	1,288.15
19 Inch Rack, Component Shelf, Rack Shelf, etc.	1,886.97	524.16	1,362.81
Dell PowerEdge 1950 Server for Verizon POC demo	3,689.70	922.42	2,767.28
Dell PowerEdge 1950 Server - BrixWorx scalability testing	3,689.70	922.42	2,767.28
Dual Core Xeon Processor 5130	2,154.61	538.65	1,615.96
DC inverter module for MGE UPS	1,728.88	432.22	1,296.66
Lenovo Thinkpad T60 Laptop (K. Boutiba)	2,425.75	606.43	1,819.32
Five Compaq Business Desktops dc5700 - scalability testing	4,166.10	925.80	3,240.30
Lenovo Thinkpad T60 Laptop (new hire in Sept)	2,389.00	530.89	1,858.11
Lenovo Thinkpad T60 Laptop (Miguel Garcia-Vaquero)	4,189.36	930.97	3,258.39
Seagate 300gb Fast SCSI Wide Hot Pluggable Hard Disk-12 - scalability testing	7,449.80	1,655.52	5,794.28
Memory & hard disk upgrades for 4100 testing	4,643.59	1,031.91	3,611.68
Quad Core Xeon Processor E5345 (Dell server)	6,105.75	1,356.84	4,748.91
5 MGE 2 Phase DC Battery Cells for Comet UPS	6,009.00	1,502.25	4,506.75
Cisco Call Manager 6.0 upgrade for our Cisco VoIP server	6,409.52	1,602.38	4,807.14
Hard disks for PowerEdge	1,853.25	411.84	1,441.41
PowerEdge 2950 1U Server	6,650.70	1,477.93	5,172.77
PowerEdge 2950 Server	6,105.75	1,187.23	4,918.52
Main UPS battery	1,728.88	432.22	1,296.66
PowerEdge 2950 1U Server	7,942.20	1,544.31	6,397.89

DC Controller board for MGE UPS	5,139.09	999.27	4,139.83
AC Inverter Module for Comet 10K UPS	3,435.21	667.96	2,767.26
Lenovo ThinkPad T60 Laptop (A. Gracyalny)	2,335.00	389.16	1,945.84
Lenovo ThinkPad T61 7659 (R. Rigoli)	1,493.24	248.88	1,244.36
Quantum SuperLoader 3 Tape autoloader	5,539.44	923.24	4,616.20
Ineoquest Singlus G1T & IQ MediaStim media blaster - generating live video streams	23,048.36	3,841.39	19,206.97
Laptop (Sergio Blasco in Spain)	2,000.00	333.33	1,666.67
PowerEdge1950 Dual Core Pentium server	4,783.80	930.19	3,853.61
Intel Pentium Server (S. Blasco)	1,231.65	205.28	1,026.38
Add'l disk array for scalability testing in BrixWorx 6.1	6,892.20	1,148.70	5,743.50
PowerEdge 1850 Pentium server (for France Telecom)	3,689.70	614.95	3,074.75
HP Proliant DL580 Server (for Eschelon)	5,588.00	931.33	4,656.67
Ciso Catalyst 3750 Metro Switch	4,293.76	596.35	3,697.41
Cisco 2821 Integrated Services Router	2,876.85	399.57	2,477.29
4 Bay Array w/ 4 Barracuda ES Hard Drives	1,299.00	180.42	1,118.58
Tape Drive for the Engineering Server (Quantum SDLT Value Loader 300)	6,714.56	1,119.09	5,595.47
Dell Storage Edge Controller Card (Noyes)	1,192.78	165.67	1,027.11
Add'l RAID/tape controller for engineering server	2,383.47	331.04	2,052.44
Hard drive upgrade for Dell PowerVault array	1,853.25	257.40	1,595.85
PowerEdge server for BrixWorx consolidator	6,610.78	918.17	5,692.61
VSS test equipment	5,444.40	604.94	4,839.46
Cisco T1/E1 card for IP RTP testing	1,522:89	169.21	1,353.69
Cisco switches	4,335.82	602.20	3,733.62
Dell PowerVault disk array modules for Brix email server	3,891.27	540.45	3,350.82
Dell PowerEdge server for SE's lab	6,589.78	732.20	5,857.58
Dell PowerEdge server for QA QANTSRV	6,106.79	678.54	5,428.25
Rack Shelves, Frames, etc	3,156.71	175.37	2,981.34
Linux server for Ethernet GA testing	7,744.77	430.27	7,314.51
APC UPS transfer switch	4,604.36	255.80	4,348.56
Dell PowerEdge server for Performance Lab	6,169.79	342.77	5,827.02
Cisco Express VoIP switch for add'l VoIP ports	3,607.67	200.43	3,407.24
Disk array backplane controller for Brixmail disk array	1,574.98	87.50	1,487.48
External APC UPS battery for SmartUPS 3000	1,783.59	99.09	1,684.50
Lenovo Thinkpad X60 Tablet 6363 (I. Bresner)	1,858.59	103.26	1,755.34

2007 Adds	469,363.25	116,097.06	353,266.19

MGE DC Inverter module for big UPS	5,681.71	315.65	5,366.06
8 tape magazine for Quantum tape drive	3,409.50	189.42	3,220.08
Dell PowerEdge 1950 Server	6,106.79	339.27	5,767.52
Perc 5/l disk array controller for Brixcorp3	1,853.25	102.96	1,750.29
Cable ladder racks for QA lab expansion	3,374.59	187.48	3,187.11
Dell 136GB disk drives for Enqsrv3	6,894.28	383.02	6,511.26
APC rack mount UPS' for Customer Support test lab	5,104.00	283.56	4,820.44
Dell Power Vault Disk Array for BrixDemo server	5,526.15	307.01	5,219.14
Lenovo Thinkpad X60 (B. Cote)	1,925.33	106.96	1,818.37
Network Emulator - Demo unit	28,424.62	1,579.15	26,845.47
MS SQL Server upgrade for Customer Support SE server	5,801.75	322.32	5,479.43
20 UPS batteries for MGE UPS	3,676.05	204.23	3,471.83
DC Capacitor Assemblies for MGE UPS	1,351.35	75.08	1,276.28
Cisco router for MPLS and Carrier Ethernet poc testing	5,090.15	282.79	4,807.36
4GB memory upgrade for Quadtex tester	1,436.35	79.80	1,356.55
PowerEdge 1925 Server for Carrier Ethernet POC	3,689.70	204.98	3,484.72
Netqear 48 port switches	1,438.35	39.95	1,398.40
PowerEdge 2950 Server for Carrier Ethernet poc testing	6,106.79	169.63	5,937.16
Network Interface Device (NID's) for Sprint testing	4,352.09	120.89	4,231.20
2 Netgear Layer 3 switches for QA lab	3,821.01	106.14	3,714.87
PowerVault disk array for Customer Support lab	5,526.15	153.50	5,372.65
2 Netqear Layer 3 switches for QA lab	3,821.01	106.14	3,714.87
8GB memory upgrade for Dell PowerEdge server	1,853.25	51.48	1,801.77
Terminal server for Verifier group for 4100's in QA lab	1,152.00	32.00	1,120.00

2008 Adds	117,416.22	5,743.38	111,672.84

Computers	3,308,617.82	2,607,695.57	700,922.25

Section 2.10(b) of the Disclosure Schedule
Assets - Fixed Assets and Other Tangible Assets
Software

Description	Cost Basis	Accumulated Book Depreciation	Net Book Value
OSE Development License	68,100.00	68,100.00	-
GC++ Compiler v1.8.9	17,700.00	17,700.00	-
GC++ Compiler v1.8.9 Maintenance	3,540.00	3,540.00	-
Networker v5.1 for NT	1,840.00	1,840.00	-
Legato Client pak for Unix	1,655.00	1,655.00	-
Legato Client License	5,520.00	5,520.00	-
Legato Autochanger	1,655.00	1,655.00	-
Legato Silver Support Disk	1,000.00	1,000.00	-
ADIC FastStore 7000	9,615.00	9,615.00	-
Sun Workshop C++ v5.0	1,655.85	1,655.85	-
Exceed Hummingbird v6.2.0	1,599.00	1,599.00	-
SUS Software Upgrade	1,044.75	1,044.75	-
SUS Software Upgrade	1,044.75	1,044.75	-
Partnership Program Membership	1,995.00	1,995.00	-
OSE SNMP License	9,600.00	9,600.00	-
WVO ViewDraw NT	2,000.00	2,000.00	-
WVO ViewDraw NT	2,000.00	2,000.00	-
PADS Interface NT	2,500.00	2,500.00	-
Dx DataBook NT	5,000.00	5,000.00	-
Synplify Single Vendor Verilog Lic.	9,495.00	9,495.00	-
HDL Analyst Option PC	2,000.00	2,000.00	-
Maintenance HDL Analyst Option PC	800.00	800.00	-
Checkpoint Firewall 100 Internal Nodes	6,396.00	6,396.00	-

1999 adds	157,755.35	157,755.35	-

Rational Purify for Sun Solaris	4,140.00	4,140.00	-
Rational Quantiry for Sun Solaris	4,140.00	4,140.00	-
Radvision H.323 Stack Source	75.000.00	75,000.00	-
Chariot Console	20,000.00	20,000.00	-
OSE Full License Source Code	100,000.00	100,000.00	-
Cloud WAN Simulator	3,247.35	3,247.35	-
HTML WireFrame Development	24,443.75	24,443.75	-
Rational ClearQuest License	20,999.90	20,999.90	-
Subagent Development Kit	4,000.00	4,000.00	-
Master Agent Binaries	1,500.00	1,500.00	-
Exceed Hummingbird v6.2	3,092.25	3,092.25	-
Netstream OpenSSL VR2.0.1	30,000.00	30,000.00	-
Linkview Classic	1,060.56	1,060.56	-
Macola v7.5	31,350.00	31,350.00	-
Macola v7.5	17,854.89	17,854.89	-
Agile Client Software	34,555.50	34,555.50	-
SalesLogix Software	28,900.48	28,900.48	-
Agile ChangeCAST	8,104.78	8,104.78	-
Agile Quickstart Service	6,000.00	6,000.00	-
Macola v7.5	2,412.50	2,412.50	-
Macola v7.5	9,000.00	9,000.00	-
Abra HR	1,956.50	1,956.50	-
Macola v7.5	14,851.20	14,851.20	-
Abra Suite Recruitment Solution	2,450.00	2,450.00	-
Macola v7.5	4,312.50	4,312.50	-
SalesLogix Software	8,007.72	8,007.72	-
Starship Shipping Automation	1,787.75	1,787.75	-
Starship Shipping Automation	3,000.00	3,000.00	-
HP OV Network Node Manager License	5,527.75	5,527.75	-
Synplify for PC Xilinx	10,509.70	10,509.70	-
HDL Analyst Option	4,209.70	4,209.70	-
Sun Forte C++ Personal Edition	1,767.96	1,767.96	-
Norstar Software Upgrade	3.575.25	3,575.25	-
Sun Forte C++ Enterprise Edition	3,092.59	3,092.59	-
Sun Controller Board Upgrade	3,928.80	3,928.80	-

Abra Network Seating	2,155.00	2,155.00	-
SalesLogix Software	8,378.00	8,378.00	-
FS-SSH V2.0X	3,122.25	3,122.25	-
Starship Shipping Automation	4,600.50	4,600.50	-
WonderDesk SQL	1,499.00	1.499.00	-
Veritas Database Oracle License	28,004.80	28,004.80	-
Agile Client Software	7,297.50	7,297.50	-
Agile ChangeCAST	6,300.00	6,300.00	-
Service Pro	5,000.00	5,000.00	-
Checkpoint Firewall	7;573.75	7,573.75	-
Checkpoint Sub Firewall	1,510.00	1,510.00	-
Oracle 8i Standard Edition v6.0	49,927.50	49,927.50	-
Checkpoint Firewall for NT	2.656.30	2,656.30	-
ViewSonic P810 21" Monitor	893.13	893.13	-
Legato Networker v5.5.1 for NT	5,358.40	5,358.40	-
Legato Networker v5.5.1 for NT	5,341.40	5.341.40	-
Checkpoint Firewall	2,694.39	2,694.39	-
Project 95 for 95/NT	3,471.84	3,471.84	-
MOLP Visual C++ Pro v6.0	1,266.36	1,266.36	-
MOLPA Visio STD 2000	1,545.85	1,545.85	-
Illustrator 9.0 for PC	898.13	898.13	-
vProbe II for MPC82XX	3,705.00	3,705.00	-
Win CMPPC++ Diab Compiler	2,400.00	2,400.00	-
MS MBL Office Pro 2000	1,995.00	1,995.00	-
Checkpoint Firewall	6,135.46	6,135.46	-
APC SmartSlot vl.0.0 Web	482.70	482.70	-
SDK v3.0	15,012.65	15,012.65	-
vProbe II for MPC82XX	5,596.90	5,596.90	-
SalesLogix Software	2,250.00	2,250.00	-
MRO Radius Product	10,000.00	10,000.00	-
Sun Forte C++	1,675.80	1,675.80	-
Adobe Photo Shop v6.0	1,300.00	1,300.00	-
Adobe Framemaker v6.0	1,697.20	1,697.20	-
Abra Networking	2,265.00	2,265.00	-
Checkpoint Meta IP Suite	895.02	895.02	-

SalesLogix Licenses	4,975.00	4,975.00	-
ModelSim PE/VLOG	11,475.67	11,475.67	-
NetBoy Retail Pricing	1,315.00	1,315.00	-
NetBoy Retail Pricing	1,315.00	1,315.00	-
NetBoy Retail Pricing	5,180.00	5,180.00	-
SalesLogix Licenses	4,975.00	4,975.00	-
NetBoy Retail Pricing	1,295.00	1,295.00	-

2000 adds	734,214.88	734,214.88	-

ViewLogic ViewDraw	5,400.00	5,400.00	-
Viewlogic to Pads Interface	2,250.00	2,250.00	-
PowerPCB w/Blaze Router	5,400.00	5,400.00	-
Unlimited Option	2,250.00	2,250.00	-
H.323 Simulation v1.18	8,003.28	8,003.28	-
Multi 2000 Integrated Development	20,656.00	20,656.00	-
Silktest V5.0.3	5,534.00	5,534.00	-
P2CLxxx-82xx aProbe II	6,363.00	6,363.00	-
P2CLxxx-6x7x aProbe II	26,324.00	26,324.00	-
Synplify for PC	10,560.00	10,560.00	-
HDL Analyst Option for PC	3,400.00	3,400.00	-
Networker Server for UNIX	9,711.50	9,711.50	-
Raptor Firewall v6.5	5,998.80	5,998.80	-
Networker Server for UNIX	(217.35)	(217.35)	-
SalesLogix Enhancement	2,062.50	2,062.50	-
SalesLogix Enhancement	1,406.26	1,406.26	-
P2CLxxx-82xx aProbe II	3,713.90	3,713.90	-
Raptor Firewall v6.5	5,998.80	5,998.80	-
Multi 2000 Integrated Development	8,265.00	8,265.00	-
ML-7710	2,105.03	2,105.03	-
ML-7710	2,105.03	2,105.03	-
SMB-2000	5,000.03	5,000.03	-
SUS-SBM Software Upgrade	1,000.04	1,000.04	-
Veritas Database Replicator	13,410.38	13,410.38	-
PC Payroll for Windows	850.00	850.00	-

ReportSmith	200.00	200.00	-
SalesLogix for Support	7,010.50	7,010.50	-
Macola PO Enhancement	3,600.00	3,600.00	-
Macola Fixed Asset Enhancement	3,200.00	3,200.00	-
Brass Binary Application	5,500.00	5,500.00	-
Checkpoint Firewall	6,083.29	6,083.29	-
Support Logix Enhancement	562.50	562.50	-
OSE PowerPC 750	31,875.00	31,875.00	-
HSS SIP Stack v3.1	14,000.00	14,000.00	-
Synplify for PC	6,800.00	6,800.00	-
Fixed Asset Enhancement	1,125.00	1,125.00	-
Fixed Asset Enhancement	600.00	600.00	-
SNMP Agent Tester v5.0	3,500.00	3,500.00	-
RelCalc for Windows v5.0	2,000.00	2,000.00	-
Part Library Data Package v5.0	700.00	700.00	-
HSS SIP Stack v3.1	59,500.00	59,500.00	-
Track-It v4.0	1,005.00	1,005.00	-
Vqmon Software License Agreement	25,000.00	25,000.00	-
WebWorks Publisher v6.0	1,060.25	1,060.25	-
Trend Micro Interscan	4,677.25	4,677.25	-
Checkpoint Firewall	1,480.00	1,480.00	-

2001 adds	337,028.99	337,028.99	-

Trend Micro Interscan	1,196.95	1,196.95	-
Hotfix Checker Shavlik Network Security	1,749.00	1,749.00	-
CRM Server	29,848.75	29,848.75	-
Installshield Developer 7.0	1,207.00	1,207.00	-
Hummingbird Exceed 7.1.1 Upgrade 10pk	1,274.80	1,274.80	-
Emanate MAbSAK HP Emanate for HPUX	6,500.00	6,500.00.	-
Emanate Win32/x86	6,500.00	6,500.00	-
HPUX Brass Binary & Management Appl	6,500.00	6,500.00	-

2002 adds	54,776.50	54,776.50	-

SIP Stack and User Agent for Windows	8,000.00	8,000.00	-
TW Floating Web Client License	4,000.00	4,000.00	-
Shunra/Cloud WAN Emulation Software	5,269.75	5,269.75	-
Visual Studio .Net	1,082.66	1,082.66	-
Odic 2500 functional test software	4,320.00	4,320.00	-
OSE Kernal Development License	8,000.00	8,000.00	-
OSE BSP Development License	5,000.00	5,000.00	-
SQL Server 2000	4,827.59	4,827.59	-

2003 adds	40,500.00	40,500.00	-

SQL Server 2000 Standard One Processor	4,847.59	4,847.59	-
2003 Windows & Adobe Acrobat 6.0	970.13	970.13	-
Functional tester code update	4,950.00	4,950.00	-
Lucent Naviscore for Solaris	1,614.91	1,614.91	-
Functional tester code update-encryption	840.00	840.00	-
CA BrightStor Upgrade for Windows-2 server	1,375.97	1,375.97	-
GoodLink Server	2,198.93	2,198.93	-
Goodlink license fee	2,677.50	2,677.50	-
Functional tester code update	3,800.00	3,800.00	-

2004 adds	23,275.03	23,275.03	-

SQL Server 2000 Std Edition Eng 5	1,392.78	1,392.78	-
Windows Server Std 2003 English CD	1,030.08	1,030.08	-
SQL Server 2000 Std Edition Eng 5-Macola	1,392.78	1,392.78	-
Windows Server Std 2003 English CD-Macola	1,145.50	1,145.50	-
Data Integrator for Salesforce.com dev. Seat	3,015.00	3,015.00	-
Nortel phone swith upgrade	4,870.58	4,599.99	270.59
Alcatel equip. for Mad Dog (25% SW pmt)	2,748.38	2,595.69	152.69
Avaya equip. for Mad Dog (50% SW pmt)	3,686.50	3.481.70	204.80
Siemen's HiPath 3550/Mad Dog (50% SW pmt)	780.76	737.39	43.37
Allegro VoIP Quality tester software for Mad Dog	4,185.00	3,952.50	232.50
Alcatel equip. for Mad Dog (50% SW pmt)	5,273.32	4,612.23	661.09
Cisco CallManager 4.1 for Mad Dog	2,377.72	2,179.58	198.14

Siemen's HiPath 3550/Mad Dog (50% SW pmt)	1,177.82	1,079.67	98.16
Avaya equip. for Mad Dog (50% SW pmt)	3,847.63	3,527.00	320.63
Windows Server Std 2003 Upgrade	2,105.58	1,871.63	233.95
SQL Server 2000 Std Edition CD	1,534.78	1,364.24	170.54
Microsoft Exchange Software - e-mail server	6,613.00	5,878.22	734.78
Alcatel contact center for Mad Dog	2,962.62	2,551.15	411.48
2 MS SQL Server 2000's	2,889.20	2,487.92	401.28
Accounting option for local calls	1,344.95	1,158.15	186.80
Alcatel equip. for Mad Dog (25% SW pmt)	2,636.66	2,123.98	512.68
SIP Stack and User Agent for Linux	8,000.00	6,444.44	1,555.56
Shipping Software for Macola	1,545.00	1,158.75	386.25

2005 adds	66,555.64	59,780.35	6,775.29

Tax Manager software - sales tax	1,044.75	725.52	319.23
Google search technology	2,995.00	1,913.47	1,081.53
Blackberry software	4,198.95	2,682.67	1,516.29
Windows Server 2003 R2 Standard (R. Roohparvar)	1,335.71	816.27	519.44
Mercury Functional Testing SEAT	10,080.00	5,893.33	4,186.67
Masteragent Binaries/SADK on Linux	6,500.00	3,972.22	2,527.78
Google license upgrade	3,000.00	1,750.00	1,250.00
SQL Server upgrade for Brixsrvl	5,802.75	3,223.76	2,579.00
SQL Server upgrade for Brixcorp3	5,804.75	3,224.87	2,579.88
Add'l Exchange Server '03 client upgrades	2,626.50	1,386.21	1,240.29
Windows 2003 Server (Cisco VoIP deployment)	3,705.00	1,955.41	1,749.59
SQL server (Cisco VoIP deployment)	6,011.00	3,172.47	2,838.53
SQL Server upgrade for Brixsrv6	5,804.75	3,224.87	2,579.88
Enterprise Linux ES for QA	1,782.71	940.88	841.83
Visual Studio upgrades for Engineering	2,977.88	1,571.66	1,406.22
SQL Server upgrade for Customer Support	5,716.71	2,858.36	2,858.36
SQL Server upgrade for Brixcorp4	5,808.76	2,904.38	2,904.38
SQL Server upgrade for Brix FTP server	5,770.75	3,045.67	2,725.08
SQL Server standard + Windows server	9,796.77	4,626.26	5,170.52
MS Windows 2003 Server (2)	7,669.50	3,621.71	4,047.79
SQL Server upgrades + MS Exchange	12,232.51	6,116.25	6,116.26

SQL Server upgrade for Brixcorp7	5,792.76	2,735.47	3,057.29
SQL Server upgrade for new QA W2K server	5,828.75	2,914.38	2,914.37
Software for Radius server	6,390.76	3,017.85	3,372.91
SQL Server upgrade	5,793.64	2,735.88	3,057.76
SQL Server 2005 Standard Edition	5,625.39	2,656.43	2,968.96
Teja software	38,126.00	16,944.89	21,181.11
SQL Server for new QA W2K Server	5,770.75	2,404.48	3,366.27
SQL Server for Cisco Unity Server	5,770.75	2,404.48	3,366.27
SQL Server for Customer Support	5,820.75	2,425.32	3,395.44
25 Exchange Server Client Upgrades	6,981.59	2,909.00	4,072.59
SQL Server for system engineering	5,790.76	2,412.81	3,377.95
MS Exchange Server upgrades	1,215.00	472.50	742.50
		70.00	(70.00)

2006 adds	209,571.65	103,729.69	105,841.96

DS200 Deep Six Tech. Spam Filtration	1,035.00	402.50	632.50
SQL Server Storage Module	5,495.95	1,984.64	3,511.31
MS Exchange Server (mail server)	5,576.22	2,168.53	3,407.69
Visual Studio upgrades	5,493.23	2,136.26	3,356.97
MS Exchange Server (Cisco server)	5,681.71	2,209.55	3,472.16
SQL software for 4 servers	7,088.66	2,756.70	4,331.96
MS SQL Server upgrade for Cisco CallManager 6.0	5,785.75	1,928.58	3,857.17
SonicWall Email Security 300	1,831.25	610.42	1,220.83
SQL Server 2005 Standard Edition - 2	3,200.08	1,244.47	1,955.61
SunStorage & SunEnterprise Software	5,319.78	1,921.03	3,398.75
Microsoft Visual Studio 2005	3,147.46	1,049.15	2,098.31
MS Project Team License Upgrade	6,203.14	2,067.71	4,135.43
SQL Server 2005 Standard Edition - 3	5,526.15	1,842.05	3,684.10
Cisco Call Manager - 25 License Pack	3,787.26	1,262.42	2,524.84
MS Office License Upgrades	2,568.03	856.01	1,712.02
SQL Server 2005 Standard Edition	1,963.50	654.50	1,309.00
Windows 2003 Server Upgrade	5,285.21	1,761.74	3,523.47
Windows 2003 Server Upgrade	5,681.71	1,893.90	3,787.81

2 Windows Server 2003 for QA W2K Server	7,646.50	2,336.43	5,310.07
SQL Server upgrade for Brixcorp7	5,794.75	1,770.62	4,024.13
MS Exchange 2003 for Cisco MCS & Unity Servers	2,566.50	784.21	1,782.29
Sonicwall 2040 Pro Firewall	1,564.55	478.06	1,086.49
MULTI Integrated Dev. Suite for C/C++ (S. Pimpalkar)	5,900.00	1,802.78	4,097.22
SQL Server 2005 Standard Edition - 2	3,551.69	1,085.25	2,466.44
Cisco VoIP ACD software for support	3,551.69	1,085.25	2,466.44
Software for Customer Support Linux servers	3,427.38	1,047.26	2,380.12
Cisco IPCC Express software (CS automatic call distribution)	5,738.94	1,753.57	3,985.37
SQL Server 2005 Standard Edition - 5 Client	1,853.25	463.31	1,389.94
SQL Server 2005 Standard Edition - 25 Clients	3,435.21	858.81	2,576.41
MS Exchange 2007 Server License Upgrades - Brixmail email server	2,399.98	533.33	1,866.65
MS SQL Server upgrade for Brixmcsl VoIP server	5,845.75	1,623.81	4,221.94
MS SQL Server upgrade for Brixunity VoIP messaging server	5,769.75	1,602.71	4,167.04
MS SQL Server upgrade for Macola servers (Brixcorp5 and Brixsrv6)	5,077.50	1,128.33	3,949.17
Two H.248 Simulation packages	26,005.80	5,779.07	20,226.73
SQL Server 2005 Standard Edition - 5 Client {Call Manager Server upgrade)	1,853.25	463.31	1,389.94
SQL Server 2005 Standard Edition - 5 Client (ACD Server upgrade)	1,853.25	463.31	1,389.94
Symantec Norton Anti-Virus upgrades	5,588.00	1,086.55	4,501.45
Microsoft Visual Studio Kit	1,783.59	346.81	1,436.78
Two SQL Server 2005 Standard Edition - 5 Client	3,578.68	695.36	2,882.82
Sonicwall SSL-VPN software upgrade	5,681.71	1,104.77	4,576.94
MS SQL Std Edition	7,678.65	1,279.77	6,398.88
Microsoft Visual Studio Software	2,417.65	402.94	2,014.71
Cisco IPCC Express software (VoIP)	3,551.69	591.95	2,959.74
Microsoft Visual Software	5,681.71	946.95	4,734.76
Microsoft Project site license upgrade	6,314.28	876.98	5,437.30
Brixmail server memory upgrade	1,783.59	247.72	1,535.87
MS SQL Server upgrade for Brixmcsl VoIP server	5,805.75	645.08	5,160.67
Email server upgrade for TLS testing	3,821.01	530.70	3,290.31
Cisco VoIP phone software license upgrades	7,192.84	799.20	6,393.64
Smartbits software upgrade	5,105.07	567.23	4,537.85
Sonicwall SSL-VPN software upgrade	5,387.49	598.61	4,788.89
Memory upgrade for Engsrv3	2,599.78	144.43	2,455.35
Sonicwall OS upgrade	1,777.63	98.76	1,678.87

CA BrightStor tape backup software upgrade	3,811.47	211.75	3,599.72
MS Visual Studio Developer software	1,783.59	99.09	1,684.50

2007 adds	255,850.01	65,084.72	190,765.29

Sonicwall 50 to 100 user SonicOS upgrade	5,589.11	310.51	5,278.60
MS Exchange Server 2007client license upgrades	3,405.50	94.60	3,310.90
Smartbits OS software upgrade for QA	3,821.01	106.14	3,714.87
Computer Associates Brightstor backup software upgrade for Brixcorp3 & Brixsrv1	5,319.78	147.77	5,172.01
Visual Studio 2008 software upgrade	2,566.94	71.30	2,495.64
Firewall for Comcast SSL-VPN T-1 connection	5,686.25	157.95	5,528.30
MS SQL server upgrade-5	3,554.85	197.49	3,357.36
MS SQL server upgrade-5	3,558.85	197.71	3,361.14
MS SQL server upgrade for BrixUnity messaging	5,801.75	322.32	5,479.43
Norton Security Suite software program - 75 users	3,402.33	189.02	3,213.31
5 Microsoft Visual Studio 2008 upgrades	3,400.94	188.94	3,212.00
Microsoft Office 2007 upgrades for sales	3,402.84	189.05	3,213.79
Cisco Unity VoIP Messaging software upgrade	3,416.49	189.81	3,226.69

2008 adds	52,926.64	2,362.61	50,564.03

Software	1,932,454.69	1,578,508.11	353,946.59

Section 2.10(b) of the Disclosure Schedule
Assets - Fixed Assets and Other Tangible Assets

Furniture and Fixtures

Description	Cost Basis	Accumulated Book Depreciation	Net Book Value
Office Cubes	85,227.70	85,227.70	-
Office Chairs	21,542.85	21,542.85	-
Conference Room	6,542.05	6,542.05	-
Stackable Chiars	1,377.60	1,377.60	-
Rico Fax 4800L	2,147.25	2,147.25	-
Phone System	20.219.00	20,219.00	-
Storage Credenza	1,365.00	1,365.00	-

1999 adds	138,421.45	138,421.45	-

Conference Room Table	3,488.10	3,488.10	-
Storage Credenza	1,365.00	1,365.00	-
Office Cubes	33,590.10	33,590.10	-
Mail sorting module	2,433.85	2,433.85	-
Full Size Cabinet	1,668.60	1,668.60	-
Barco Lamp	5,773.35	5,773.35	-
Office Cubes	5,810.00	5,810.00	-
Full Size Cabinet	1,543.45	1,543.45	-
Office Cubes	121,275.00	121,275.00	-
Shelves for Cabinet	559.83	559.83	-
Caster Base for cabinet	252.80	252.80	-
Full Size Cabinet	1,534.90	1,534.90	-
Caster Base for cabinet	246.99	246.99	-
Roof fan for cabinet	197.84	197.84	-
Office Chairs	8,303.00	8,303.00	-
Office Chairs	25,543.00	25,543.00	-
Conference Room Table	542.00	542.00	-

Office Cabinet	1,092.50	1,092.50	-
Burn-in Rack cart	1,900.31	1,900.31	-
Conference Room Table	482.38	482.38	-
Office Chairs	1,442.25	1,442.25	-
Keyboard Trays	2,535.00	2,535.00	-
Mail room cabinets	1,460.00	1,460.00	-
Conference Room Table	2,775.00	2,775.00	-
Telephone table	600.00	600.00	-
Office Cabinet	1,201.75	1,201.75	-
Conference Room Table	113.82	113.82	-
Office Chairs	7,350.75	7,350.75	-
Office Chairs	28,097.30	28,097.30	-
Office Cubes	132,463.50	132,463.50	-
Kitchen Tables & Chairs	5,124.00	5,124.00	-
Block Base	47.25	47.25	-
Lab Benches	6,047.82	6,047.82	-

2000 adds	406,861.44	406,861.44	-

Lab Benches	308.39	308.39	-
Office Chairs	1,545.00	1,545.00	-
Lab Benches	3,228.61	3,228.61	-
Desk & Chair	1,458.60	1,458.60	-
Office Chairs	340.30	340.30	-
Burn-in Rack cart	10,590.00	10,590.00	-
Lobby Pictures	1,490.01	1,490.01	-
Burn-in Rack cart	8,190.00	8,190.00	-
Full size Cabinet	1,523.74	1,523.74	-
Hubbell Cabinet Outlets	480.00	480.00	-
Hubbell Cabinet	1,523.75	1,523.75	-

2001 adds	30,678.40	30,678.40	-

Cubicles in conference room	2,117.55	952.90	1,164.65

2005 adds	2,117.55	952.90	1,164.65

10'x20' custom booth design	30,975.00	11,357.50	19,617.50
		1,080.10	(1,080.10)

2006 adds	30,975.00	12,437.60	18,537.40

Cube reconfiguration	2,115.00	423.00	1,692.00
Furniture from OMH	13,000.00	866.66	12,133.34

2007 adds	15,115.00	1,289.66	13,825.34

Furniture and Fixtures	624,168.84	590,641.45	33,527.39

Section 2.10(b) of the Disclosure Schedule
Assets - Fixed Assets and Other Tangible Assets

Leasehold Improvements

Description	Cost Basis	Accumulated Book Depreciation	Net Book Value
Build Out Space	20,105.05	20,105.05	-
Wiring Office Space	28,920.00	28,920.00	-
Electrical Work	1,084.00	1,084.00	-
Wiring Office Space	28,920.00	28,920.00	-
Build Out Space	214,145.19	214,145.19	-
Build Out Space	219,373.29	219,373.29	-
Build Out Space	132,338.92	132,338.92	-
Build Out Space	12,388.63	12,388.63	-
Build Out Space	9,127.30	9,127.30	-
Build Out Space	6,396.98	6,396.98	-
Build Out Space	1,555.20	1,555.20	-
Wiring Office Space	670.00	670.00	-
Wiring Office Space	2,330.00	2,330.00	-
Logo Signage	4,015.00	4,015.00	-
Logo Signage	1,620.00	1,620.00	-
Logo Signage	1,764.50	1,764.50	-
Logo Signage	4,284.00	4,284.00	-
Wiring Office Space	23,160.00	23,160.00	-
Build Out Space	7,028.00	7,028.00	-
Build Out Space	82,985.80	82,985.80	-
Security System	1,096.81	1,096.81	-
Security System	14,542.64	14,542.64	-
Security System	300.00	300.00	-
Generator Project	18,400.00	18,400.00	-

2000 adds	836,551.31	836,551.31	-
			-

Build Out Space	(725.00)	(725.00)	-
Build Out Space	9,355.25	9,355.25	-
Generator Project	2,205.00	2,205.00	-
Generator Project	(1,285.00)	(1,285.00)	-
Generator Project	13,373.00	13,373.00	-
Generator Project	15,000.00	15,000.00	-

2001 adds	37,923.25	37,923.25	.

Electrical work	3,475.00	3,475.00	-
Security System	8,657.69	8,657.69	-
Buildout 2nd Floor	4,450.00	4,450.00	-

2002 adds	16,582.69	16,582.69	-

Build Out Office; cubes	2,044.00	2,044.00	-

2004 adds	2,044.00	2,044.00	-

AC for QA Lab & Network Room	13,280.00	8,115.56	5,164.44
		60.15	(60.15)

2006 adds	13,280.00	8,175.71	5,104.29

Leasehold Improvements	906,381.25	901,276.96	5,104.29

Section 2.10(b) of the Disclosure Schedule
Assets - Fixed Assets and Other Tangible Assets

Tooling

Description	Cost Basis	Accumulated Book Depreciation	Net Book Value
PTA Corporation	35,100.00	35,100.00	-
GM Nameplate	4,091.00	4,091.00	-
PTA Corporation	5,513.59	5,513.59	-
PTA Corporation	14,100.00	14,100.00	-
Sicam	2,678.00	2,678.00	-
Odic Incorporated	12,810.00	12,810.00	-
Sicam	500.00	500.00	-

2000 adds	74,792.59	74,792.59	-

PTA Corporation	14,100.00	14,100.00	-
PTA Corporation	29,623.66	29,623.66	-
Odic Incorporated	6,120.00	6,120.00	-
PTA Corporation	2,400.00	2,400.00	-
PTA Corporation	4,230.33	4,230.33	-
TSL America, Inc.	13,075.00	13,075.00	-
PTA Corporation	4,800.00	4,800.00	-
TSL America, Inc.	25,280.00	25,280.00	-
TSL America, Inc.	3,600.00	3,600.00	-
Odic Incorporated	4,544.00	4,544.00	-
PTA Corporation	5,600.00	5,600.00	-
GM Nameplate	5,208.00	5,208.00	-
PTA Corporation	6,964.90	6,964.90	-

2001 adds	125,545.89	125,545.89	-

Benchmark Corporation	13,461.00	13,461.00	-

2002 adds	13,461.00	13,461.00	-

Plexus	4,161.42	4,161.42	-
Plexus	1,083.38	1,083.38	0.00
Plexus	10,579.00	10,579.00	(0.00)
Plexus	2,950.20	2,786.29	163.91
ODIC	3,500.00	-	3,500.00

2005 adds	22,274.00	18,610.09	3,663.91

ODIC	7,100.00	7,655.56	(555.56)

2006 adds	7,100.00	7,655.56	(555.56)

Tooling	243,173.48	240,065.13	3,108.35

TOTALS

	Description	Cost Basis	Accum Depr	Net Book Value
Computers		3,308,617.82	2,607,695.57	700,922.25
Software		1,932,454.69	1,578,508.11	353,946.58
Furniture and Fixtures		624,168.84	590,641.45	33,527.39
Leasehold Improvements		906,381.25	901,276.96	5,104.29
Tooling		243,173.48	240,065.13	3,108.35

TOTAL		7,014,796.08	5,918,187.22	1,096,608.86

Section 2.10(d) of the Disclosure Schedule
Assets - Inventories

Brix Networks, Inc.
Deferred Inventory - A/C #12000
02/29/08 balance

		Invoice	Deferred	Deferred	Total
	Invoice	Date	Inventory	Royalties	COS
Note 1	6829	12/05/07	38,621.91	3,764.00	42,385.91
				96,000.00	96,000.00
	6908	12/27/07	2,699.31	1,734.00	4,433.31
	6849/6851	12/13/07	9,630.46	0.00	9,630.46
	6970	01/16/08	8,012.79	72.00	8,084.79
	6974	01/22/08	2,335.91	16.00	2,351.91
	6971	01/21/08	3,048.39	24.00	3,072.39
	6995	01/31/08	10,030.56	0.00	10,030.56
	7004	02/04/08	3,343.52	0.00	3,343.52
	7045	02/25/08	19,020.55	0.00	19,020.55
		Totals	$ 96,743.40	$101,610.00	$198,353.40

Note 1: Contains confidential information that would be seriously prejudicial to the interests of EXFO.

Account 11721
				Standard	/ Expected Cost	/ Quoted Cost
B/P	MPF	G/L Class	Item Number	Description			UM	Qty	Quoted Co	Cost
402	281	IN40	0035-000010-281	ASSY, PCB BRIX2500 LED BOARD;			EA	Note 1		13.43
402	281	IN40	0035-000015-281	PCBA, DC-DC P			EA			266.28
402	281	IN40	0035-00017-281	PCBA, 2500 II CNT, BRIX DIAGNOS			EA			441.93
402	281	IN40	0035-001002-281	ASSY PCB BRIX1000 ROHS508			EA			5633.54
402	281	IN40	0035-001004-281	ASY, PCB BRIX1000 DC-DC PWRSUY			EA			1281.75
402	281	IN40	0070-001010-281	ASSY BRIX1000 RACK MOUNT KIT R			EA			5.42
402	281	IN50	0040-000002-281	CBX ASSY, CAT 5			EA			123.75
402	281	IN50	0040-000009-281	CBL ASSY, 0040-000			EA			810.28
402	281	IN50	0040-000010-281	ASSY CABLE BRIX SERIAL CABLE			EA			275.00
402	281	IN50	0040-001004-281	ASSY CABLE AC DC POWER FOR BRI			EA			95.00
402	281	IN50	0040-001005-281	ASSY CABLE LCD RIBBON INTERFAC			EA			705.50
402	281	IN50	0040-001005-281	ASSY CABLE LCD RIBBON INTERFAC			EA			507.59
402	281	IN50	0040-001007-281	ASSY, CABLE BRIX1000-2500 DC-D			EA			61.60
402	281	IN50	0040-001009-281	ASY, CBLE BRIX VERIFI BNCH CONF			EA			134.05
402	281	IN50	0040-001011-281	ASSY, CABLE AC SUPPLY (MEANWE			EA			125.60
402	281	IN50	0040-001012-281	ASSY, CABLE BRIX2500 STATUS LE			EA			95.38
402	281	IN50	0040-001013-281	ASSY, CABLE DC-DC POWER SUP			EA			446.25
402	281	IN50	0040-001016-281	ASSY, CABLE BRIX2500 AC GND WI			EA			353.76
402	281	IN50	0040-001017-281	ASSY CBLE FOR BRIX2500 DC ENTR			EA			418.60
402	281	IN50	0040-001018-281	ASSY CABLE BRIX 1000 DC-DC ENT			EA			47.94
402	281	IN50	0040-001019-281	ASSY CABLE BRIX 1000 DC-DC ENT			EA			89.30
402	281	IN50	0040-001022-281	ASSY CBLE 2500 FAN SPPLY 3VD			EA			151.20
402	281	IN50	0055-001008-281	IC PRG,SMT- BRIX1000 MONOLITH			EA			229.02
402	281	IN50	0055-001009-281	IC PRG,SMT- BRIX1000 F SERDES			EA			301.60
402	281	IN50	005-001017-281	IC PRG,SMT- BRIX2500 PRGRM FLS			EA			1995.85
402	281	IN50	0055-001018-281	IC PRG,SMT- BRIX2500 PRGRM FLSH			EA			2040.45
402	281	IN50	0055-001019-281	IC PRG ASS,SMT BRIX2500 BOOTF			EA			112.32
402	281	IN50	0055-001020-281	ASY SMT-PRGM PART BRD ID EEPRO			EA			330.00
402	281	IN50	0055-001022-281	IC PRG ASSY SMT2500B CONTRLR M			EA			3483.00
402	281	IN50	0055-001022-281	IC PRG ASSY SMT2500B CONTRLR M			EA			3847.50
402	281	IN50	0055-001023-281	IC PRG ASS,SMT BRD ID EEPROM			EA			155.10
402	281	IN50	0060-000004-281	ASSY, CHASSIS BRIX2500 TOP COV			EA			1014.30
402	281	IN50	0060-000006-281	ASSY, CHASSIS BRIX2500 II BASE			EA			674.72
402	281	IN50	0170-000001-281	PAB LBL BRIX NAMEPLATE ROHS06			EA			137.31
402	281	IN50	0170-000005-281	FAB, LBL DC CAUTION ROHS05			EA			67.90
402	281	IN50	0170-000032-281	FAB, LABEL MAC ADDRESS SINGLE			EA			166.97
402	281	IN50	0170-000043-281	FAB LBL GNRC PRDCT LBL 3.00IN			EA			141.33
402	281	IN50	0170-001042-281	FAB LBL CLASS 1 LASER PRODUCT			EA			292.24
402	281	IN50	0175-00005-281	FAB METAL BRIX1000 CHASSIS BAS			EA			928.75
402	281	IN50	0175-000006-281	FAB METAL BRIX1000 CHASSIS COV			EA			-78.80
402	281	IN50	0175-000006-281	FAB METAL BRIX1000 CHASSIS COV			EA			945.60
402	281	IN50	0175-000008-281	FAB METAL BRIX1000 CHASSIS COV			EA			78.80
402	281	IN50	0175-000007-281	FAB METAL BRIX1000 RJ-RJ FACEP			EA			714.00
402	281	IN50	0175-000008-281	FAB METAL BRIX1000 AC FACEPLATE			EA			432.06
402	281	IN50	0175-000010-281	FAB METAL BRIX1000 NON-GPS BLA			EA			1282.50
402	281	IN50	0175-000011-281	FAB METAL BRIX1000 DC FACEPLAT			EA			431.42
402	281	IN50	0175-000013-281	FAB METAL BRIX1000 RACK MNT EA			EA			2.20
402	281	IN50	0175-000014-281	FAB MTL BRIX1000 RACK MNT EAR			EA			2.20
402	281	IN50	0175-000019-281	FAB METAL BRIX2500 DC FACEPLAT			EA			510.76
402	281	IN50	0175-000021-281	FAB METAL BRIX2500 MOUNTING EA			EA			867.96
402	281	IN50	0175-000036-281	FAB METAL BRIX2500 II SINGLE P			EA			444.80
402	281	IN50	01075-000038-281	FAB METAL BRIX2500 II BLANK FI			EA			507.15
402	281	IN50	0180-000006-281	PCB 5.39X2.4OE5-286-01			EA			892.50
402	281	IN50	0180-000004-281	FAB PCB BRIX1000 DC-DC-48VDCTO			EA			1708.80
402	281	IN50	0180-000010-281	FAB PCB BRIX2500 DC-DC POWERSU			EA			940.00
402	281	IN50	0180-000012-281	FAB,PCB BRIX2500 II CNTRLLER M			EA			3729.60
402	281	IN50	0180-000013-281	FAB,PCB BRIX2500 II GIGE CPPR-			EA			2000.70
402	281	IN50	0180-000025-281	FAB PCB 2500 FAN-LCD POWER SUP			EA			155.52
402	281	IN50	0185-000003-281	FAB, PLASTIC BRIX100-101 LITE			EA			298.48
402	281	IN50	0185-000006-281	FAB PLSTC BRIX1000 FRNT BZL (S			EA			2653.92
402	281	IN50	0185-000007-281	FAB PLASTIC BRIX1000 PLASTIC C			EA			848.70
402	281	IN50	0185-000009-281	FAB, PLASTIC BRIX2500 FRONT BE			EA			4544.30
402	281	IN50	0185-000010-281	FAB, PLSTC BRIX2500 LITE PIPE(S			EA			278.15
402	281	IN50	0200-0101-1001-281	HDWR,NUT HEX 10-32M KEP, ZINC			EA			79.40
402	281	IN50	0200-0101-1002-281	HDWR, NUT HEX 4-40, KEP, ZINC			EA			2.10
402	281	IN50	0200-0102-0007-281	SCRW, BX32X.376L P			EA			10.59
402	281	IN50	0200-0102-0008-281	HDWR, SCREW 2056 X .250L PH PH			EA			21.12
402	281	IN50	0200-0102-1001-281	HDWR SCREW 4-40 X .250L PH PHL			EA			19.48
402	281	IN50	0200-0102-1003-281	HDWR,SCW 4-40X.250 IN FLTHD PH			EA			11.44
402	281	IN50	0200-0102-1004-281	HWR, SCW 10-32X.500L FLTHD PHL 1			EA			40.80
402	281	IN50	0200-0102-1005-281	HDWR,SCRW 10-32 X .500L PH COM			EA			9.90
402	281	IN50	0200-0102-1007-281	HDWR SCRW 8-32X.375L PH PHLSEM			EA			22.50
402	281	IN50	0200-0102-1009-281	HWR,SCRW #6X.500L PH PHLSELFTA			EA			24.00
402	281	IN50	0200-0102-1010-281	HDWR, SCREW 6-32 X .250IN FLTH			EA			7.52
402	281	IN50	0200-0102-1011-281	HDWR SCR 4-40 X .312 PH PHL 5			EA			27.90
402	281	IN50	0200-0102-1012-281	HDWR SCRW 4-40 X .500L PH PHL			EA			48.16
402	281	IN50	0200-0102-1013-281	HWR, SCRW 4-20X.375L PH PHL SEM			EA			15.75
402	281	IN50	0200-0105-1001-281	HDWR STANDOFF M-F .250IN OD .6			EA			77.10
402	281	IN50	0200-0105-1002-281	HDWR, STDOFF, METAL 4-40 FEMAL			EA			4.55
402	281	IN50	0200-0105-1006-281	HDWR, STDOFF METAL 4-40 FEMAL			EA			9.95
402	281	IN50	0200-0109-0001-281	HDWR STANDOFF F-F 6-32 .250IN			EA			96.60
402	281	IN50	0200-0109-1002-281	HDWR, WASHER #2 INTERNAL TOOTH			EA			21.63
402	281	IN50	0210-0201-0001-281	HDWR WSHR RND #4 NYLON ID-0.12			EA			22.23
402	281	IN50	0210-0202-0001-281	CAP, TH ALU 47 UF 10DV 85 DEG.;			EA			18.96
402	281	IN50	0210-0202-0002-281	CAP 10UF 10V Y5V 1206			EA			116.05
402	281	IN50	0210-0203-0001-281	CAP 4.7UF 16V 125 DEG. 1206: R			EA			45.01
402	281	IN50	0210-0203-0001-281	CAP,22UF 25V 85 DEG SMT-ALU			EA			52.98
402	281	IN50	0210-0203-0002-281	CAP,22UF 25V 85 DEG SMT-ALU			EA			0.11
402	281	IN50	0210-0203-0002-281	CAP,100UF 25V 105 DEG. SMT-ALU			EA			91.66
402	281	IN50	0210-0203-1001-281	CAP,100UF 25V 105 DEG. SMT-ALU			EA			12.36
402	281	IN50	0210-0204-0017-281	CAP, SMT-ALU 22UF 25V 85 DEG;			EA			43.13
402	281	IN50	0210-0204-0017-281	CAP 47PF 50V 125 DEG. 0603; R			EA			99.92
402	281	IN50	0210-0205-0003-281	CAP, 0.001 UF 50V 125 DEG. 0603			EA			76.72
402	281	IN50	0210-0205-0012-281	CAP 0.0068UF 50V 125 DEG. 060			EA			22.55

Note 1: Contains confidential information that would be seriously prejudicial to the interests of EXFO.

Account 11721
				Standard	/ Expected Cost	/ Quoted Cost
B/P	MPF	G/L Class	Item Number	Description			UM	Qty	Quoted Co	Cost
402	281	IN50	0210-0205-1003-281	CAP 0.001UF 50V 125 DEG. 0603			EA	Note 1		7.36
402	281	IN50	0210-0205-1014-281	CAP 0.01UF 50V 125 DEG. 0603			EA			1.25
402	281	IN50	0210-0205-1025-281	CAP 0.1 UF 16v 125 DEG. 0603 R			EA			44.30
402	281	IN50	0210-0207-1010-281	CAP 18PF 50V 125 DEG. 0805 RO			EA			13.27
402	281	IN50	0210-0208-0014-281	CAP,0.01UF,50V,125 DEG.0805			EA			22.49
402	281	IN50	0210-0208-0017-281	CAP,0.022UF 50V 125 DEG. 0805			EA			149.25
402	281	IN50	0210-0208-0025-281	CAP,0.1UF,50V,125 DEG.0805			EA			37.98
402	281	IN50	0210-0208-0027-281	CAP 1UF 10V 125 DEG. 0805; ROH			EA			200.84
402	281	IN50	0210-0208-1001-281	CAP 680PF 50V 125 DEG. 0805 R			EA			19.65
402	281	IN50	0210-0208-1003-281	CAP 0.001UF 50V 125 DEG. 0805			EA			6.38
402	281	IN50	0210-0208-1014-281	CAP 0.01UF 50V 125 DEG. 0805;			EA			5.78
402	281	IN50	0210-0208-1017-281	CAP 0.022UF 50V 125 DEG. 0805			EA			25.38
402	281	IN50	0210-0211-0026-281	CAP 0.47UF 50V 125 DEG. 1206;			EA			54.45
402	281	IN50	0210-0214-0001-281	CAP 1000PF 2000V 1808; ROHS06			EA			123.52
402	281	IN50	0210-0215-0001-281	CAP, 150UF, OS-CON SVP, .035 O			EA			1213.80
402	281	IN50	0210-0215-0001-281	CAP, 150UF, OS-CON SVP, .035 O			EA			19.32
402	281	IN50	0220-0000-0020-281	CONN,2X1 100MIL HDR,TH			EA			547.76
402	281	IN50	0220-0000-0021-281	CONN, TH HDR 3X1 100MIL; ROHS0			EA			0.26
402	281	IN50	0220-0000-0047-281	CONN,6X1,156MIL.HDR,FRICTION L			EA			1022.73
402	281	IN50	0220-0000-0058-281	CON,TH RTANG HDR .165IN MIMI-F			EA			21.12
402	281	IN50	0220-0000-0059-281	CONN, TH HOR 4X1 100MIL Fl; RO			EA			88.84
402	281	IN50	0220-0000-0083-281	CON,TH HDR 8X2 100MIL RTANG PI			EA			39.90
402	281	IN50	0220-0000-0073-281	CON,TH ZPACK TYPE-A MALE RTANG			EA			1734.81
402	281	IN50	0220-0000-0077-281	CONN TH SCKT 8X2 100MIL GOLD P			EA			35.95
402	281	IN50	0220-0000-0078-281	CONN TH HDR 4X1 FRCTN LCK 15UI			EA			613.20
402	281	IN50	0220-0000-1041-281	CONN,TH 089 RTANG FEMALE, ROHS			EA			31.95
402	281	IN50	0220-0000-1041-281	CONN,TH 089 RTANG FEMALE, ROHS			EA			7.61
402	281	IN50	0225-0000-0005-281	CONN.6-390112-1 S			EA			12.80
402	281	IN50	0235-0000-0001-281	CONN,MISC PC QUICK-FIT .250 TR			EA			0.48
402	281	IN50	0245-0000-0001-281	DIOD,MMSD414B,FAST SWITCH,SMT			EA			45.06
402	281	IN50	0245-0000-0006-281	IC.MURS320T3,3.0A			EA			290.62
402	281	IN50	0245-0000-0006-281	IC.MURS320T3,3.0A			EA			6.76
402	281	IN50	0245-0000-0007-281	DIOD,BZX84C6V2,6.2V,350MW,SMT			EA			44.73
402	281	IN50	0245-0000-0009-281	DIODE SMT SCHOTTKY PWR RCTFIER			EA			63.11
402	281	IN50	0245-0000-0010-281	DIOD,1.0A.SCHOTKY RECTIFIER,SM			EA			6.72
402	281	IN50	0245-0000-1002-281	DIODE, SMT HIGH SPD SWTCHNG DI			EA			125.97
402	281	IN50	0245-0000-1005-281	DIODE, SMT 1.0A RECTIFIER 100V			EA			191.68
402	281	IN50	0245-0000-1006-281	DIODE,SMT 3.0A ULTRAFAST RECT			EA			285.22
402	281	IN50	0245-0000-1011-281	DIODE,SMT SCHOTTKY PWR RECTIFI			EA			38.07
402	281	IN50	0245-0000-1012-281	DIODE,SMT SCHOTTKY BRRIER 200M			EA			108.00
402	281	IN50	0270-0000-0002-281	FUSE,1812L110.PTC 1.10A,1812.S			EA			421.05
402	281	IN50	0270-0000-1003-281	FUSE HLDR W-KNOB .250IN QUICK			EA			2351.25
402	281	IN50	0270-0000-1005-281	FUSE 1.0A TIME DELAY 5MM X 20M			EA			69.52
402	281	IN50	0270-0000-1007-281	FUSE 4.0A TIME DELAY 5MM X 20M			EA			43.40
402	281	IN50	0275-0000-0001-281	HEATSINK BGA WITH BRASS RETENT			EA			14.40
402	281	IN50	0275-0000-0002-281	HEATSINK FOR USE WITH TO-220 P			EA			462.30
402	281	IN50	0275-0000-0008-281	HTSNK (SIL-PAD) THRML PAD FOR			EA			53.82
402	281	IN50	0275-0000-1003-281	HEATSINK SMT FOR USE WITH TO-			EA			125.12
402	281	IN50	0275-0000-1003-281	HEATSINK SMT FOR USE WITH TO-			EA			10.88
402	281	IN50	0280-0235-1010-281	IC,MODULE 3.3V SDRAM 168PIN 25			EA			7251.51
402	281	IN50	0280-0301-0004-281	IC-SMT,CLK-DRVR-PLL 3.3V ZERO			EA			411.70
402	281	IN50	0280-0301-0004-281	IC-SMT,CLK-DRVR-PLL 3.3V ZERO			EA			4.60
402	281	IN50	0280-0301-0005-281	IC,3.3V,ZERO BUFFR,1-4 MAX,CLK			EA			90.75
402	281	IN50	0280-0301-0005-281	IC,3.3V,ZERO BUFFR,1-4 MAX,CLK			EA			29.04
402	281	IN50	0280-0301-1003-281	IC-SMT, CLK-DRVR-PLL 3.3V HIGH			EA			428.40
402	281	IN50	0280-0301-1005-281	IC-SMT, CLK-DRVR-PLL 3.3V ZERO			EA			117.37
402	281	IN50	0280-0302-0002-281	IC-SMTMRVL 64260B CNTRLR SYS F			EA			9406.80
402	281	IN50	0280-0303-1001-281	IC-SMT D-A A-D PARALLEL INPUT			EA			355.00
402	281	IN50	0280-0307-1002-281	IC-SMT,EEPRM SRIAL I2C 2K(256			EA			29.85
402	281	IN50	0280-0307-1002-281	IC-SMT,EEPRM SRIAL I2C 2K(256			EA			48.90
402	281	IN50	0280-0309-0002-281	IC,3.3V,24K,FPGA,GATE,FPGA,SMT			EA			507.00
402	281	IN50	0280-0313-1007-281	IC-SMT,MDIA XCVR INTGRTED 10-1			EA			912.50
402	281	IN50	0280-0314-0006-281	IC-SMT,UP PWRPC 750CXE RISC 53			EA			8065.00
402	281	IN50	0280-0314-0008-281	IC-SMT,UP MOTOROLA 8250AZU 266			EA			61.70
402	281	IN50	0280-0314-0008-281	IC-SMT,UP MOTOROLA 8250AZU 266			EA			18818.50
402	281	IN50	0280-0324-0005-281	IC-SMT,FLASH 3.3V 8MBIT(X16)AD			EA			357.50
402	281	IN50	0280-0326-0002-281	IC-SMT,RSXXX INTFC 3.0 - 5.0V			EA			28.62
402	281	IN50	0280-0326-1002-281	IC-SMT,RSXXX INTFC 3.0 - 5.0V			EA			50.00
402	281	IN50	0280-0327-0002-281	IC.TPS3823-33DBVR			EA			353.73
402	281	IN50	0280-0328-0001-281	IC-SMT,CBT FET BUS SWTCH:74CBT			EA			60.87
402	281	IN50	0280-0329-0002-281	IC-SMT, MISC HCMOS 74HC05 SOIC			EA			7.70
402	281	IN50	0280-0329-0003-281	IC-SMT, MISC CMOS 74HC4060 14			EA			362.30
402	281	IN50	0280-0329-0005-281	IC-SMT MISC HCMOS HEX INVRTER			EA			20.30
402	281	IN50	0280-0330-0001-281	IC IDT74LVC244AQ SMT			EA			109.72
402	281	IN50	0280-0330-0003-281	IC-SMT, TTL-LVC 3.3V DUAL POS			EA			29.52
402	281	IN50	0280-0330-0005-281	IC-SMT ALVCH 74ALVCH16373: ROH			EA			245.44
402	281	IN50	0280.0330-0005-281	IC-SMT ALVCH 74ALVCH16373: ROH			EA			2.91
402	281	IN50	0280-0330-0006-281	IC-SMT, 74ALVC16245 3.3V 16 BI			EA			18.90
402	281	IN50	0280-0330-0008-281	IC-SMT, 74ALVC16244 3.3V 16 BI			EA			102.60
402	281	IN50	0280-0330-0009-281	IC, SMT, LVC 74LVC02A QUAD NOR			EA			166.64
402	281	IN50	0280-0330-0012-281	IC-SMT, TTL-ALVC, 74ALVC125, S			EA			106.68
402	281	IN50	0280-0330-0013-281	IC-SMT, ALCV 3.3V 74ALVC162830			EA			4763.67
402	281	IN50	0280-0330-0014-281	IC-SMT, LVC 74LVC273; ROHS506:			EA			298.20
402	281	IN50	0280-0330-1001-281	IC-SMT, TTL-LVC 74LVC244A QSOP			EA			559.00
402	281	IN50	0280-0331-0001-281	IC,SN74ABT244ADW,OCTAL,SMT			EA			330.68
402	281	IN50	0280-0331-0001-281	IC,SN74ABT244ADW,OCTAL,SMT			EA			0.92
402	281	IN50	0280-0332-1001-281	IC-SMT BUS-SWCH 3.3V HOT INSER			EA			275.22
402	281	IN50	0293-0000-0004-281	FERRITE, CORE SNAP ON, EMI			EA			487.62
402	281	IN50	0295-0000-0001-281	IND, SMT FERRITE BEAD ZO 33-12			EA			149.94
402	281	IN50	0295-0000-0003-281	IND, SMT POWER 4.7UH DCR .018			EA			314.65
402	281	IN50	0295-0000-0004-281	IND,SMT FRRTE BD DCR 7.5 MILLI			EA			257.63
402	281	IN50	0295-0000-0004-281	INO,SMT FRRTE BD DCR 7.5 MILLI			EA			6.51
402	281	IN50	0295-0000-0005-281	IND-SMT 33UH 10V. ROHS06			EA			246.81
402	281	IN50	0295-0000-0007-281	IND, SMT FERRITE BEAD ZO 600 O			EA			211.88

Note 1: Contains confidential information that would be seriously prejudicial to the interests of EXFO.

Account 11721
				Standard	/ Expected Cost	/ Quoted Cost
B/P	MPF	G/L Class	Item Number	Description			UM	Qty	Quoted Co	Cost
402	281	IN50	0295-0000-0009-281	IND SMT POWER 1.5UH DCR 0.010			EA	Note 1		64.26
402	281	IN50	0295-0000-1008-281	INDUCTOR, SMT COMMON MODE CHOK			EA			120.00
402	281	IN50	0300-0000-0001-281	LED,TH 8ICOLOR-GRN-AMBR RTANG5			EA			89.87
402	281	IN50	0300-0000-0002-281	LED,VB1LUY32D-1,YEL,RTANG,TH			EA			49.30
402	281	IN50	0300-0000-0003-281	LED,VG2LUG32D-2,DUAL GRN,TH			EA			25.74
402	281	IN50	0300-0000-0004-281	LED,TH TRIPLE VRTCL GREEN 3MM			EA			59.50
402	281	IN50	0303-0000-0002-281	LED,LCD			EA			5262.92
402	281	IN50	0305-0000-0001-281	LED ZMGUY57M 8ICOLOR-GRN/AMBR			EA			49.47
402	281	IN50	0305-0000-0002-281	LED,AMBER SMT			EA			359.25
402	281	IN50	0310-0000-0001-281	OPTO,TH 4N36 SINGLE CHANNEL 6			EA			0.99
402	281	IN50	0320-0000-0006-281	OSC,20.0000MHZ			EA			2405.30
402	281	IN50	0320-0000-0009-281	OSC, TH TCXO 31.2500MHZ +--2.0			EA			24.50
402	281	IN50	0325-0000-0002-281	OSC, SMT 50.0000MHZ 50PPM TRI			EA			130.97
402	281	IN50	0325-0000-0003-281	OSC, SMT 66.6666MHZ 50PPM TRI			EA			441.33
402	281	IN50	0325-0000-0003-281	OSC, SMT 66.6666MHZ 50PPM TRI			EA			25.38
402	281	IN50	0325-0000-0006-281	OSC, SMT 25.000MHZ 50PPM TRI O			EA			913.36
402	281	IN50	0325-0000-0006-281	OSC, SMT 25.000MHZ 50PPM TRI O			EA			15.84
402	281	IN50	0325-0000-0008-281	OSC, SMT 100.0000MHZ 50PPM TRI			EA			1427.76
402	281	IN50	0330-0000-0008-281	PWR PROD LTC1871 EXT SWTCH CRR			EA			668.82
402	281	IN50	0330-0000-0008-281	PWR PROD LTC1871 EXT SWTCH CRR			EA			2251.38
402	281	IN50	0330-0000-0025-281	PWR, PROD DC-OC CNVERTER 48VIN			EA			9597.60
402	281	IN50	0330-0000-1001-281	PWR, PROD 1.5A ADJ LDO ROHS06			EA			433.55
402	281	IN50	0330-0000-1017-281	PWR, PROD 7.5A FAST-RESPONSE L			EA			640.20
402	281	IN50	0330-0000-1018-281	PWR,PROD 3A LOW-VLTGE LOW-DROP			EA			127.60
402	281	IN50	0330-0000-1019-281	PWR,PROD MCROPWER BOOST CNVERT			EA			2950.00
402	281	IN50	0330-0000-1020-281	PWR,PROD MICRO CAP 80MA LOW-CR			EA			1050.00
402	281	IN50	0330-0000-1024-281	PWR, PROD 800MA ADJ LINEAR LDO			EA			600.00
402	281	IN50	0335-0000-1004-281	PROTECT DEVIC ZENER TVS CLAMP			EA			421.74
402	281	IN50	0340-0000-0001-281	MISC,PWR,CORD,10A AT 125V,BLAC			EA			144.00
402	281	IN50	0345-0404-0068-281	RES 49.9 1% 0603; ROHS506			EA			14.10
402	281	IN50	0345-0404-0071-281	RES 53.6 l% 0603; ROHS508			EA			18.11
402	281	IN50	0345-0404-0085-281	RES 75 1% 0603; ROHS506			EA			8.18
402	281	IN50	0345-0404-0097-281	RES 100 1% 0603; ROHS506			EA			13.31
402	281	IN50	0345-0404-0105-281	RES 121 1% 0603; ROHS506			EA			7.93
402	281	IN50	0345-0404-0116-281	RES 158 1% 0603; ROHS506			EA			3.81
402	281	IN50	0345-0404-0117-281	RES 162 1% 0603; ROHS506			EA			6.60
402	281	IN50	0345-0404-0148-281	RES 340 1% 0603; ROHS506			EA			14.85
402	281	IN50	0345-0404-0180-281	RES 732 1% 0603; ROHS506			EA			21.46
402	281	IN50	0345-0404-0203-281	RES 1.27K 1% 0603; ROHS506			EA			6.53
402	281	IN50	0345-0404-0231-281	RES 2.49K 1% 0603; ROHS506			EA			14.85
402	281	IN50	0345-0404-0294-281	RES 11.3K 1% 0603; ROHS506			EA			6.00
402	281	IN50	0345-0404-0299-281	RES 12.7K 1% 0603; ROHS506			EA			16.98
402	281	IN50	0345-0404-0322-281	RES 22.1K 1% 0603; ROHS506			EA			6.01
402	281	IN50	0345-0404-0331-281	RES 27.4K 1% 0603; ROHS506			EA			7.46
402	281	IN50	0345-0404-0341-281	RES 34.8K 1% 0603; ROHS506			EA			6.00
402	281	IN50	0345-0404-0346-281	RES 39.2K 1% 0603; ROHS506			EA			17.47
402	281	IN50	0345-0404-0349-281	RES 42.2K 1% 0603; ROHS506			EA			8.05
402	281	IN50	0345-0404-0352-281	RES 45.3K 1% 0603; ROHS506			EA			6.67
402	281	IN50	0345-0404-0354-281	RES 47.5K 1% 0603; ROHS506			EA			16.03
402	281	IN50	0345-0404-0366-281	RES 63.4K 1% 0603; ROHS506			EA			14.90
402	281	IN50	0345-0404-0376-281	RES 80.6K 1% 0603; ROHS506			EA			6.04
402	281	IN50	0345-0404-0385-281	RES 100K 1% 0603; ROHS506			EA			7.95
402	281	IN50	0345-0404-0394-281	RES 124K 1% 0803; ROHS506			EA			7.81
402	281	IN50	0345-0404-0448-281	RES 453K 1% 0603; ROHS506			EA			7.54
402	281	IN50	0345-0405-0001-281	RES 0 0% 0603; ROHS506			EA			8.65
402	281	IN50	0345-0405-0002-281	RES 10 5% 0603; ROHS506			EA			12.48
402	281	IN50	0345-0405-0006-281	RES 15 5% 0603; ROHS506			EA			11.82
402	281	IN50	0345-0405-0010-281	RES 22 5% 0603; ROHS506			EA			2.21
402	281	IN50	0345-0405-0014-281	RES 33 5% 0603; ROHS506			EA			11.42
402	281	IN50	0345-0405-0016-281	RES 39 5% 0603; ROHS506			EA			5.97
402	281	IN50	0345-0405-0018-281	RES 47 5% 0603; ROHS506			EA			11.40
402	281	IN50	0345-0405-0023-281	RES 76 5% 0603; ROHS506			EA			3.07
402	281	IN50	0345-0405-0024-281	RES 82 5% 0603; ROHS506			EA			5.68
402	281	IN50	0345-0405-0026-281	RES 100 5% 0603; ROHSS06			EA			12.22
402	281	IN50	0345-0405-0033-281	RES 200 5% 0603; ROHS506			EA			5.58
402	281	IN50	0345-0405-0034-281	RES 220 5% 0603; ROHS506			EA			8.69
402	281	IN50	0345-0405-0038-281	RES 330 5% 0603; ROHSS06			EA			5.74
402	281	IN50	0345-0405-0040-281	RES 390 5% 0603; ROHS506			EA			2.95
402	281	IN50	0345-0405-0042-281	RES 470 5% 0603; ROHS506			EA			5.48
402	281	IN50	0345-0405-0050-281	RES 1K 5% 0603; ROHS506			EA			1.56
402	281	IN50	0345-0405-0058-281	RES 2.2K 5% 0603; ROHS506			EA			8.33
402	281	IN50	0345-0405-0066-281	RES 4.7K 5% 0603; ROHS506			EA			6.57
402	281	IN50	0345-0405-0105-281	RES 200K 5% 0603; ROHS506			EA			4.19
402	281	IN50	0345-0406-0068-281	RES, 49.9R, 1%, 0805			EA			7.23
402	281	IN50	0345-0406-0085-281	RES, 75R, 1%, 0805			EA			1.93
402	281	IN50	0345-0406-0202-281	RES, 1.24K, 1%, 0805			EA			6.44
402	281	IN50	0345-0406-0366-281	RES 63.4K 1% 0805; ROHS506			EA			5.50
402	281	IN50	0345-0406-0385-281	RES, 100K, 1%, 0805			EA			2.38
402	281	IN50	0345-0406-0433-281	RES, 316K, 1%, 0805			EA			2.26
402	281	IN50	0345-0407-0001-281	RES 0 0% 0805; ROHS506			EA			5.01
402	281	IN50	0345-0407-0002-281	RES, 10R, 5%, 0805			EA			0.16
402	281	IN50	0345-0407-0010-281	RES, 22R, 5%, 0805			EA			3.66
402	281	IN50	0345-0407-0014-281	RES, 33R, 5%, 0805			EA			3.04
402	281	IN50	0345-0407-0016-281	RES, 39R, 5%, 0805			EA			4.57
402	281	IN50	0345-0407-0018-281	RES, 47R, 5%, 0805			EA			3.26
402	281	IN50	0346-0407-0022-281	RES, 66R, 5%, 0805			EA			0.92
402	281	IN50	0345-0407-0026-281	RES,100R,5%,0805			EA			4.82
402	281	IN50	0345-0407-0033-281	RES,200R,5%,0805			EA			3.18
402	281	IN50	0345-0407-0034-281	RES,220R,5%,0805			EA			0.11
402	281	IN50	0345-0407-0037-281	RES,300R,5%,0805			EA			2.01
402	281	IN50	0345-0407-0038-281	RES,330R,5%,0805			EA			7.12
402	281	IN50	0345-0407-0050-281	RES,1K,5%,0805			EA			6.53
402	281	IN50	0345-0407-0058-281	RES,2.2K,5%,OB05			EA			1.84
402	281	IN50	0345-0407-0066-281	RES,4.7K,5%,0805			EA			2.76

Note 1: Contains confidential information that would be seriously prejudicial to the interests of EXFO.

Account 11721
				Standard	/ Expected Cost	/ Quoted Cost
B/P	MPF	G/L Class	Item Number	Description			UM	Qty	Quoted Co	Cost
402	281	IN50	0345-0407-0074-281	RES 10K 5% 0805			EA	Note 1		0.78
402	281	IN50	0345-0407-0090-281	RES,47K,5%,0805			EA			1.76
402	281	IN50	0345-4409-0001-281	RES 0 0% 1206; ROHS506			EA			5.47
402	281	IN50	0345-0409-0018-281	RES 39 5% 1206;ROHS506			EA			8.84
402	281	IN50	0345-04090038-281	RES 330 5% 1206; ROHS506			EA			7.48
402	281	IN50	0345-0411-0001-281	RES, SMT-2512 5% 20K 1WATT; RO			EA			61.02
402	281	IN50	0345-0411-0004-281	RES, SMT-2512 5% .39 OHM 1WATT			EA			93.63
402	281	IN50	0350-0000-O002-281	RSNT EXBV8V220J 4R8P 22 OHM 5%			EA			28.19
402	281	IN50	0350-0000-0004-281	RSNT EXBA10P102J 8R10P 1K 5% S			EA			460.88
402	281	IN50	0350-0000-0008-281	RSNT EXBA10P470J 8R10P 47 5% S			EA			250.47
402	281	IN50	0350-0000-0007-281	RSNT EXBA10P472J 8R10P 4.7K 5%			EA			920.00
402	281	IN50	0360-0000-0002-281	RLY,AZ850-5.0V,DPDT,TH			EA			1.90
402	281	IN50	0370-0000-0002-281	SHLDNG SFP ONE PIECE SLDR VRSI			EA			747.82
402	281	IN50	0370-0000-0003-281	SHLDNG SFP EMI-DUST CVR PLUG F			EA			46.00
402	281	IN50	0370-0000-0004-281	SHIELDING EMC CONDUCTIVE FABRI			EA			236.22
402	281	IN50	0370-0000-0007-281	SHIELDING EMC CONDUCTIVE FABRI			EA			273.00
402	281	IN50	0370-0000-0008-281	SHIELDING EMC CONDUCTIVE FABRI			EA			860.00
402	281	IN50	0370-0000-1010-281	SHIELDING TAPE COPPER FOIL 4 M			EA			137.70
402	281	IN50	0375-0000-0001-281	CONN,382811-5,100MIL,SHUNT			EA			55.58
402	281	IN50	0380-0000-1001-281	SKT,TH168 PIN DIM RIGHT ANGLE			EA			393.42
402	281	IN50	0420-0000-0002-281	XFMR,H5007,1000BASE,SMT			EA			555.68
402	281	IN50	0420-0000-1002-281	XFMR, SMT 1000BASE-T 1-1; ROHS			EA			1104.00
402	281	IN50	0430-0000-0003-281	XSTR-FET SMT PWR MOSFET RSDO			EA			90.80
402	281	IN50	0430-0000-1001-281	XSTR-FET,SMT TMOS FET N-CHANNE			EA			4.84
402	281	IN50	0440-0000-0002-281	XTAL,25.000MHZ			EA			110.76
402	281	IN50	0440-0000-1002-281	XTAL, SMT 25.000MHZ 18PF; ROHS			EA			211.19
402	281	IN50	0445-000011-281	PKG CARTON BRIX 2500 23 3/8IN			EA			294.25
402	281	IN50	0445-000012-281	PKG ENCAPS 3 IN 1.7 POLYCAM			EA			615.00
402	281	IN50	0445-000013-281	PKG TRAY 26 5-8 IN X 21 1-2 IN			EA			52.20
402	281	IN50	0445-000015-281	PKG ENCAPS BRIX1000 1800 URETH			EA			242.90
402	281	IN50	0445-000015-281	PKG ENCAPS BRIX1000 1800 URETH			EA			1110.40
402	281	IN50	0445-000016-281	PKG CARTON PRINTED 1000			EA			159.20
402	281	IN50	0450-000004-281	PKG BAG-PLASTIC ZIPPER POLYET			EA			9.15
402	281	IN50	0450-000005-281	PKG BAG-PLASITC ZIPPER POLYETH			EA			2.48
402	281	IN50	0451-000004-281	PKG BAG ANTISTATIC 12IN X24 SC			EA			91.07
402	281	IN50	0451-000005-281	PKG BAG ANTISTATIC 22INX24IN			EA			47.79
										160960.82

Note 1: Contains confidential information that would be seriously prejudicial to the interests of EXFO.

item no	item desc 1	loc	avg cost	last cost	qty on hand	Extended Cost
0075-001005	ASSY, FG, BRIX 1000 VERIFIER (D	01		Note 1		101,613.00	F/G
0075-001028	ASSY, FG, BRIX100M VERIFIER US	01				57,212.10	F/G
0075-000110	ASSY, FG, BRIX3500T DC T1	01				54,936.48	F/G
0075-000105	ASSY, FG, BRIX2500B VERIFIER	01				46,874.31	F/G
0075-001004	ASSY, FG, BRIX 1000 VERIFIER (A	01				44,596.18	F/G
0075-000078	ASSY, FG, BRIX1000 VERIFIER (D	01				37,283.40	F/G
0075-001148	ASSY, FG, BRIX4100 AC, ROHS506	01				30,853.45	F/G
0075-001106	ASSY,FG, BRIX2500B VERIFIER AC	01				23,156.76	F/G
0070-000055	ASSY, BRIX2500 II 0C3 ATM	01				21,107.37	F/G
0075-001149	ASSY, FG, BRIX4100 DC, ROHS506	01				13,348.00	F/G
0075-001104	ASSY, FG, BRIX2500B VERIFIER (	01				11,077.55	F/G
0075-000111	ASSY, FG, BRIX3500T AC T1	01				4,234.93	F/G
0075-000113	ASSY, FG, BRJX3500T AC EI	01				3,972.34	F/G
0075-000006	ASSY, FG, GPS MODULE, FIELD IN	01				3,643.83	F/G
0075-000098	ASSY, FG, ANTENNA FOR CDMA,	01				3,477.58	F/G
0075-000099	ASSY, FG, BV-SFP-GE-LC-SR, BRI	01				2,319.44	F/G
0075-000139	ASSY, FG, BRIX4000 AC	01				1,965.83	F/G
0075-000027	ASSY, FG, BRIX 100M	01				1,397.53	F/G
0070-000031	ASSY, BRIX2500B GIGE COPPER/FI	01				964.04	F/G
0075-000044	ASSY, FG ANTENNA FOR CDMA,	01				463.75	F/G
0075-000001	ASSY, FG, BRIX 100 VERIFIER US/	01				403.00	F/G
0075-000056	ASSY, FG, BRIXWORX ENGINE FOR	01				25.20	F/G
0075-000146	ASSY, FG, BRIXWORX ENGINE FOR	01				12.12	F/G
0075-000145	ASSY, FG, BRIXWORX ENGINE FOR	01				10.08	F/G
0075-000003	ASSY, FG, BRIXWORX ENGINE FOR	01				8.08	F/G
0070-001030	ASSY, POWER SUPPLY KIT, DC, PO	01				0.00	F/G
0075-000005	ASSY, FG, BRIX 1000 VERIFIER (D	05				994.67	F/G
0075-000110	ASSY, FG, BRIX3500T DC T1	05				0.00	F/G
0075-000104	ASSY, FG, BRIX2500B VERIFIER	05				0.00	F/G
0075-000032	ASSY, FG, REFURB, BRIX1000 (AC	06				0.00	F/G
0075-000033	ASSY, FG, REFURB, BRIX1000 (DC	06				0.00	F/G
0075-000078	ASSY, FG, BRIX1000 VERIFIER (D	06				0.00	F/G
0075-000095	ASSY, FG, REFURB, BRIX2500B	06				0.00	F/G
0075-000096	ASSY, FG, REFURB, BRIX2500B	06				0.00	F/G
0075-000097	ASSY, FG, REFURB, BRIX1000 VER	06				0.00	F/G
0075-000136	ASSY, FG, REFURB,	06				0.00	F/G
0070-000064	ASSY, RFB, BRIX2500B OC3 ATM	06				0.00	F/G
0075-000141	ASSY, FG, REFURB, BRIX4000 AC	06				0.00	F/G
0075-001162	ASSY, FG, REFURB, BRIX4100 AC,	06				0.00	F/G
0075-000037	ASSY, FG, REFURB, GPS Module	06				0.00	F/G
0075-000065	ASSY, FG, REFURB, 2500 FIELD	06				0.00	F/G
0075-000075	ASSY, FG REFURB ANTENNA FOR	06				0.00	F/G
0075-000104	ASSY, FG, BR1X2500B VERIFIER	06				0.00	F/G
0075-000115	ASSY, FG, REFURB, BRIX100M	06				0.00	F/G
0075-000135	ASSY, FG, REFURB,	06				0.00	F/G
0075-001106	ASSY,FG, BRIX2500B VERIFIER AC	06				0.00	F/G
0075-001115	ASSY, FG, RFB, BRIX100M VERIFI	06				0.00	F/G
0075-001151	ASSY, FG, BRIX4104 DC, COPPER	10				3,237.00	F/G
0075-001148	ASSY, FG, BRIX4100 AC, ROHS506	10				3,085.35	F/G
						472,273.38	F/G Total
RAW
0035-000023	ASSY,PCB CDMA TIME AND	01				30,480.00	RAW
0035-001029	ASSY,PCB, NFEI8000, PCI EXPRE	01				15,900.00	RAW
0035-001027	ASSY,PCB TR1000+P24V8FH-T1-R(	0!				14,000.00	RAW
0070-000073	ASSY, SCSI HARD DRIVE, 36 GB	01				9,678.61	RAW
0280-0313-0017	1C-SMT,MEDIA XCVR 3.3V PLUGGA:	01				5,721.35	RAW
0280-0235-0004	IC,MODULE 3.3V SDRAM 168PIN DI	01				5,056.02	RAW

Note 1: Contains confidential information that would be seriously prejudicial to the interests of EXFO.

Item no	item desc 1	loc	avg cost	last cost	qty on hand	Extended Cost
0035-000027	ASSY,PCB TR1000+P24VH-T1	01				4,238.44	RAW
0175-000009	FAB, METAL BRIX1000 GPS FACEPL	01		Note 1		2,768.05	RAW
0035-001017	ASSY,PCB, BRIX2500 II CONTROLL	01				2,562.75	RAW
0175-000046	FAB, METAL BRIX1000 RJ-RJ FACE	01				2,119.37	RAW
0035-001028	ASSY,PCB TR1000+P30V8FH-E1-R (	01				2,000.00	RAW
0325-0000-0009	OSC,SMT 125.0000MHZ 50PPM TRI	01				1,937.83	RAW
0010-000001	ASSY, SUB-A FAN 35MM	01				1,874.27	RAW
0280-0313-0018	IC-SMT,MEDIA XCVR, TRI-RATE 8	01				1,852.80	RAW
0070-001073	ASSY, SCSI HARD DRIVE, ROHS06	01				1,818.20	RAW
0280-0323-0002	IC-SMT,SDRAM 512KX32X4 BANKS	01				1,776.96	RAW
0280-0313-0011	IC-SMT,MEDIA XCVR 3.3V	01				1,772.24	RAW
0330-0000-1026	PWR,PROD AC-DC PS 3.3V @ 40A F	01				1,747.85	RAW
0280-0323-0003	IC-SMT, SDRAM 4M X 32 (4	01				1.721.17	RAW
0325-0000-0001	OSC,SMT 10.0000MHZ 50PPM TRI 0	01				1,681.08	RAW
0035-000026	ASSY, PCB, BRIX2500, FAN/LCD	01				1,641.74	RAW
0280-0312-0002	IC-SMT,MAC ATM OC12	01				1,401.25	RAW
0280-0313-0015	IC-SMT,MEDIA XCVR 3.3V	01				1,365.00	RAW
0035-001018	ASSY,PCB BRIX2500 II GIGE COPP	01				1,363.62	RAW
0210-0213-0003	CAP 33UF 16V 85 DEG. SMC	01				1,350.00	RAW
0280-0313-0012	IC-SMT,MEDIA XCVR 3.3V	01				1,170.00	RAW
0210-0200-0002	CAP,TH 2.2 UF 100V, 10%	01				1,070.00	RAW
0280-0313-0008	IC-SMT,MEDIA XCVR MULTIMODE	01				1,024.00	RAW
0325-0000-0011	OSC,SMT 19.440MHZ 20PPM TRI	01				965.68	RAW
0506-000001	HARD DRIVE, 500GB, 7200RPM, SA	01				936.00	RAW
0180-000014	FAB,PCB BRIX2500 II OC3/OC12 A	01				920.00	RAW
0280-0309-0008	1C-SMT,FPGA 1.5V VIRTEX-II,	01				856.68	RAW
0280-0235-1010	1C,MODULE 3.3 V SDRAM 168PIN Dl	01				838.10	RAW
0035-000017	ASSY,PCB, BRIX2500 II CONTROLL	01				813.67	RAW
0340-0000-0003	POWER ENTRY IEC 950 RECEPTACL	01				790.00	RAW
0445-000002	PKG, SHIP BRIX 100 RACKMOUNT 2	01				750.12	RAW
0445-000010	PKG,SHIP ENVELOPE,TAMPER PRO(	01				728.95	RAW
0210-0213-0001	CAP 4.7UF 20V 125 DEG. SMC	01				566.22	RAW
0170-000069	FAB, LBL, GENERIC INTERGRATED	01				533.22	RAW
0280-0329-0001	IC-SMT,MISC CMOS 14 STAGE RIPP	01				521.00	RAW
0237-0000-0001	DELAY LINE,TH	01				520.17	RAW
0115-000047	DOC,USER,BRIX CDMA MODULE	01				510.00	RAW
0280-0314-0001	JC-SMT,UP POWER QUICII 32BIT R	01				480.56	RAW
0035-000021	ASSY,PCB BRIX CDMA CARRIER	01				433.00	RAW
0200-0105-0003	HDWR,STDOFF,METAL -SWAGE 2-5<	01				432.00	RAW
0175-000050	FAB, METAL 3500T RESCREENED	01				427.56	RAW
0175-000054	FAB, METAL 4000 RESCREENED BE	01				423.58	RAW
0175-000052	FAB, METAL BRIX 100M RACKMOU	01				413.70	RAW
0280-0313-0010	IC-SMT,MEDIA XCVR QUAD	01				405.63	RAW
0170-000044	FAB, LBL GENERIC OEM PRODUCT	01				398.92	RAW
0170-000047	FAB, LBL OEM, ID PLACARD	01				398.00	RAW
0330-0000-0014	PWR,PROD AC-DC PS 3.3V @ 9A 45	01				392.54	RAW
0330-0000-0028	PWR, PROD, AC-DC CONVERTER, E	01				384.03	RAW
0280-0316-0004	1C-SMT,SRAM,8MB ZBT PIPELINED,	01				383.00	RAW
0040-000011	ASSY,CABLE AC - DC POWER	01				373.55	RAW
0170-000039	FAB, LBL, PAIRED SERIAL NUMBER	01				373.01	RAW
0265-0000-0002	FILTER,AIR BRIX2500 BEZEL	01				369.69	RAW
0175-000041	FAB, METAL BRIX25O0 II OC3 ATM	01				360.92	RAW
0170-000061	FAB, LBL, 4000 PORTS LABEL, RO	01				353.81	RAW
0185-000009	FAB,PLASTIC BRIX2500 FRONT BEZ	01				348.68	RAW
0170-000067	FAB, LBL, 4104 PORTS LABEL, RO	01				343.68	RAW
0170-000068	FAB, LBL, 4100 PORTS LABEL, RO	01				340.10	RAW
0170-000070	FAB, LBL, SERIAL NUMBER, 3 PAR	01				322.14	RAW

Note 1: Contains confidential information that would be seriously prejudicial to the interests of EXFO.

item no	item desc 1	loc	avg cost	last cost	qty on hand	Extended Cost
0280-0326-0003	IC-SMT,RSXXX INTFC 5V RS422 DI	01				304.11	RAW
0330-0000-0025	PWR,PROD DC-DC CONVERTER 48V	01		Note 1		303.00	RAW
0340-0000-0007	PWR,ENTRY LINE CORD,BLACK 250	01				302.63	RAW
0040-000022	ASSY, CABLE, 2500 FAN SUPPLY	01				288.95	RAW
0280-0323-0004	IC-SMT, SDRAM 8M X 32 (4	01				275.40	RAW
0445-000029	PKG, SHIP CARTON, ENDCAPS AND	01				265.26	RAW
0265-0000-0001	FILTER, AIR CUSTOM FOR BRIX 10	01				249.27	RAW
0170-000008	FAB,LBL,3500T PORTS LABEL, RHO	01				237.31	RAW
0445-000012	PKG, ENCAPS, 3", 1.7 POLYCAM	01				235.40	RAW
0445-000005	PKG, SHIP BRIX1000 GPS MODULE	01				233.30	RAW
0245-0000-0005	DIODE,SMT 1.0A RECTIFIER 100V;	01				232.80	RAW
0340-0000-0008	PWR,ENTRY LINE CORD,BLACK 25C	01				217.35	RAW
0175-000010	FAB, METAL BRIX1000 NON-GPS BL	01				217.00	RAW
0340-0000-0004	PWR,ENTRY LINE CORD, INTL, BLA	01				216.43	RAW
0280-0316-0005	IC-SMT,SRAM,4MB ZBT	01				204.44	RAW
0325-0000-0004	OSC,SMT 20.0000MHZ 50PPM TRI O	01				200.80	RAW
0445-000015	PKG, ENCAPS,BRIX 1000, 1800	01				199.66	RAW
0350-0000-0010	RES,NTWK-SMT 4R8P 18 OHM 5%	01				196.89	RAW
0012-000002	ARTWORK INSERTS FOR JEWELCA!	01				195.00	RAW
0115-000109	DOC, USER, BRIX 4000 QUICK INS	01				190.82	RAW
0270-0000-1003	FUSE, HOLDER W/KNOB .250 QUIC	01				171.00	RAW
0185-000007	FAB, PLASTIC BRIX1000 PLASTIC	01				168.57	RAW
0040-000013	ASSY,CABLE DC-DC POWER	01				162.87	RAW
0340-0000-0001	PWR,ENTRY LINE CORD IEC 76 1	01				156.00	RAW
0200-0106-0001	HDWR, SPACER, PUSH-IN.NYLON	01				148.45	RAW
0325-0000-0012	OSC,SMT 77.760MHZ 20PPM TRI	01				143.00	RAW
0270-0000-0003	FUSE, HOLDER W/KNOB .250 QUIC	01				141.53	RAW
0445-000016	PKG, CARTON, PRINTED, 1000	01				141.00	RAW
0175-000040	FAB, METAL BR1X-XXXX CDMA FA	01				139.53	RAW
0210-0211-0025	CAP 0.0UF 100V 125 DEG. 1206	01				137.98	RAW
0040-000012	ASSY,CABLE BRIX2500 STATUS LEI	01				137.34	RAW
0220-0000-0048	CONN,TH ZPACK TYPE-C MALE RT/	01				135.20	RAW
0280-0309-0001	IC-SMT,FPGA 3.3V 16K GATE FPGA	01				130.00	RAW
0170-000009	FAB,LBL, GENERIC INTEGRATED PI	01				126.25	RAW
0200-0100-0008	HDWR,MISC, JAM NUT FOR SMA CC	01				116.58	RAW
0303-0000-0001	LCD MODULE, CHARACTER 2X20 Y	01				111.68	RAW
0040-001009	ASSY, CABLE BRIX VERIFIER BENC	01				110.40	RAW
0245-0000-0012	DIODE,SMT SCHOTTKY BARRIER 2(	01				110.38	RAW
0275-0000-0004	HEATSINK, TRANSVERSE KIT (	01				102.93	RAW
0210-0205-0021	CAP 0.047UF 16V 125 DEG. 0603	01				100.19	RAW
0055-000019	ASSY,SMT-PRGM BRIX2500 BOOT F 0l	01				99.77	RAW
0210-0203-0004	CAP,SMT-ALU 100UF25V 105 DEG.	01				97.79	RAW
0040-000002	ASSY, CABLE CAT 5 WITH RJ45 TE	01				96.95	RAW
0170-000042	FAB,LBL CLASS 1 LASER PRODUCT	01				93.96	RAW
0055-000021	ASSY, SMT-PRGM PART, BOARD ID	01				93.75	RAW
0200-0101-0002	HDWR,NUT HEX 4-40 , KEP, ZINC	01				93.46	RAW
0040-000010	ASSY,CABLE BRIX SERIAL CABLE i	01				92.50	RAW
0175-000021	FAB, METAL BRIX2500 MOUNTING	01				86.37	RAW
0330-0000-0024	PWR,PROD 800MA ADJ LINEAR LDC	01				84.92	RAW
0200-0105-0001	HDWR, STANDOFF M-F .250 OD .6	01				84.49	RAW
0055-000018	ASSY,SMT-PRGM BRIX2500 PROGR/	01				83.96	RAW
0115-000087	DOC, USER, BRIX 100M VERIFIER	01				83.20	RAW
0170-000013	FAB,LBL, BRIX1000 DC INPUT RAT	01				78.51	RAW
0175-000036	FAB, METAL BRIX2500 II SINGLE	01				78.00	RAW
0200-0102-0005	HDWR,SCREW 10-32 X .500L PH CO	01				75.38	RAW
0270-0000-0007	FUSE, 4.0A TIME DELAY 5MMX	01				69.04	RAW
0445-000027	PKG, SHIP CARTON, BRIXMON	01				68.49	RAW

Note 1: Contains confidential information that would be seriously prejudicial to the interests of EXFO.

item no	item desc 1	loc	avg cost	last cost	qty on hand	Extended Cost
0220-0000-0023	CONN,TH HDR 5X1 100MIL	01				67.77	RAW
0055-000017	ASSY,SMT-PRGM BRIX2500 PROGR/	01		Note 1		67.17	RAW
0280-0309-1002	IC-SMT,FPGA 3.3V 24K GATE ALTE	01				65.00	RAW
0445-000021	PKG, SHIP CARTON, GENERIC,	01				59.30	RAW
0175-000014	FAB, METAL BRIX1000 RACK MOUT	01				58.50	RAW
0210-0203-0003	CAP,SMT-ALU 10UF 25V 85 DEG.	01				58.13	RAW
0340-0000-0013	PWR, ENTRY, AC LINE CORD, INTL	01				57.00	RAW
0450-000011	PKG, BAG,POLYETHELENE,2MIL,24	01				55.34	RAW
0200-0102-0002	HDWR, SCREW 4 X .500L PH PHL	01				55.16	RAW
0170-000038	FAB, LBL, WEEE WHEELIE BIN LOG	01				52.33	RAW
0175-000013	FAB, METAL BRIX1000 RACK MOU	01				51.48	RAW
0295-0000-0006	INDUCTOR,SMT COMMON MODE	01				50.43	RAW
0175-000051	FAB, METAL 3500T RESCREENED	01				50.36	RAW
0070-000072	ASSY, BRIX3500T RACK MOUNT KIT	01				49.95	RAW
0330-0000-0002	PWR,PROD DC-DC CONVERTER 3.3%	01				49.84	RAW
0445-000017	PKG, TRAY, 4 PACK CLAMBSHELL.	01				49.65	RAW
0210-0212-0014	CAP 0.47UF 50V 85 DEG. 1206	01				48.88	RAW
0280-0324-0006	1C-SMT,FLASH, 3.3V, STRATAFLAS	01				48.72	RAW
0200-0102-0003	HDWR,SCREW 4-40 X .250 INCHES	01				47.97	RAW
0445-000013	PKG, TRAY, 26 5/8 X 21 1/2	01				46.14	RAW
0010-001002	ASSY, SUB-A FAN 40MM, ROHS06	01				45.36	RAW
0450-000008	PKG, BAG.POLYETHELENE,4	01				44.80	RAW
0170-000048	FAB, LBL OEM NAMEPLATE	01				44.52	RAW
0175-000047	FAB, METAL, BRIX 100M CHASSIS	01				43.12	RAW
0045-000016	ASSY,DOC,GPS MODULE	01				42.12	RAW
0380-0000-0001	SKT,TH 168 PIN DIMM RIGHT ANGL	01				40.09	RAW
0175-000038	FAB, METAL BRIX2500 II BLANK F	01				40.00	RAW
0451-000005	PKG,BAG-ANT1STATIC, 22 X 24,	01				39.69	RAW
.0270-0000-0005	FUSE, 1.0A TIME DELAY 5MM X 20	01				39.27	RAW
0280-0315-0001	IC-SMT,PROM SERIAL EEPROM 256	01				39.20	RAW
0185-000006	FAB, PLASTIC BRIX1000 FRONT BE 0!	01				36.79	RAW
0170-000010	FAB,LBL, BRIX NAMEPLATE(	01				36.12	RAW
0180-000025	FAB, PCB BRIX 100M, NOT HIGH TE	01				35.38	RAW
0345-0406-0097	RES 100 1% 0805	01				34.51	RAW
0175-000006	FAB, METAL BRIX1000 CHASSIS CO	01				34.32	RAW
0200-0100-0010	HDWR,MISC, FASTENER, HOOK AN1	01				32.78	RAW
0200-0100-0011	HDWR, MISC, FASTENER, HOOK	01				32.78	RAW
0280-0324-0005	IC-SMT,FLASH 3.3V 8MBIT(X16) A	01				32.50	RAW
0330-0000-0017	PWR,PROD 7.5A FAST-RESPONSE LI	01				32.27	RAW
0220-0000-0024	CONN,TH HDR 6XI 100MIL	01				31.71	RAW
0065-000004	ASSY, SUB-MECH BRIX2500 DC ENT	01				31.52	RAW
0170-001013	FAB,LBL, BRIX1000 DC INPUT RAT	01				30.70	RAW
0200-0100-0009	HDWR,MISC, LOCK-WASHER FOR S	01				30.12	RAW
0345-0406-0431	RES 301K 1% 0805	01				30.00	RAW
0040-000005	ASSY, CABLE LCD RIBBON INTERF	01				29.95	RAW
0220-0000-0040	CONN,TH RJ45 RTANG 8POS CAT5 V	01				29.12	RAW
0350-0000-0011	RES,NTWK,SMT 4R8P 22OHM 5%,	01				28.88	RAW
0200-0100-0007	HDWR,MISC PLASTIC M1MI	01				28.48	RAW
0070-000015	ASSY, MEDIA BLANK	01				28.28	RAW
0325-0000-0003	OSC,SMT 66.6666MHZ 50PPM TRI O	01				28.20	RAW
0200-0102-0015	HDWR, SCREW, 8-32 X 1/2 IN,	01				27.58	RAW
0225-0000-0006	CONN,SMT 2X12 RECPT WITH LOCA	01				26.52	RAW
0280-0301-0002	IC-SMT,CLK-DRVR-PLL 3.3V ZERO	01				26.48	RAW
0255-0000-0001	FILTER,TH EMI 3 PIN 2200PF T-N	01				25.88	RAW
0200-0100-0012	HDWR, MISC, CABLE TIE,	01				25.66	RAW
0065-000002	ASSY, SUB-MECH BRIX1000 DC ENT	01				25.61	RAW
0220-0000-0074	CONN,TH RJ45 RTANG 8POS CAT5	01				24.92	RAW

Note 1: Contains confidential information that would be seriously prejudicial to the interests of EXFO.

item no	item desc 1	loc	avg cost	last cost	qty on hand	Extended Cost
0055-000004	ASSY,SMT-PRGM DEFAULT FLASH	01				24.78	RAW
0451-000006	PKG,BAG-ANTISTATIC, 12 X 12	01		Note 1		24.05	RAW
0115-000110	DOC, USER, BRIX 1000 QUICK INS	01				23.62	RAW
0040-000001	ASSY,CABLE DC POWER FOR BRIX 1	01				23.55	RAW
0010-001006	ASSY, SUB-A FAN 80MM X 80MM, R	01				23.52	RAW
0200-0102-0004	HDWR,SCREW 10-32 X .500L FLTHD	01				23.01	RAW
0370-0000-0003	SHIELDING, SFP EMI / DUST	01				21.60	RAW
0370-0000-0007	SHIELDING, EMC CONDUCTIVE	01				21.04	RAW
0115-000099	DOC, USER, BRIX 3500T QUICK IN	01				20.87	RAW
0293-0000-0004	FERRITE, CORE SNAP ON, EMI	01				20.78	RAW
0185-000010	FAB,PLASTIC BRIX2500 LITE PIPE	01				20.68	RAW
0345-0404-0197	RES 1.10K 1% 0603	01				20.07	RAW
0345-0404-0133	RES 237 1% 0603	01				19.74	RAW
0055-000009	ASSY,SMT-PRGM BRIX1000 FOR SEI	01				19.54	RAW
0370-0000-0002	SHIELDING, SFP ONE PIECE	01				19.35	RAW
0345-0404-0047	RES 30.1 1% 0603	01				19.14	RAW
0280-0326-0002	IC-SMT,RSXXX INTFC 3.0 - 5.0V	01				18.99	RAW
0175-001048	FAB, METAL BRIX 100M CHASSIS C	01				17.88	RAW
0210-0204-0010	CAP 15PF 50V 125 DEG. 0603	01				17.74	RAW
0010-000005	ASSY,SUB-A AC RECEPTACLE	01				17.44	RAW
0330-0000-0019	PWR,PROD MICROPOWER BOOST C	01				17.37	RAW
0200-0105-0002	HDWR,STDOFF,METAL 4-40 FEMALE	01				17.32	RAW
0115-000102	DOC, USER, BRIX 2500B QUICK	01				17.30	RAW
0170-000005	FAB,LBL, DC CAUTION, ROHS06	01				17.14	RAW
0345-0405-0060	RES 2.7K 5% 0603	01				16.54	RAW
0345-0405-0008	RES 18 5% 0603	0!				16.03	RAW
0345-0405-0090	RES 47K 5% 0603	01				15.48	RAW
0210-0208-0001	CAP 680PF 50V 125 DEG. 0805	01				14.86	RAW
0200-0105-0006	HDWR, STANDOFF F-F 6-32 .250	01				14.26	RAW
0345-0409-0026	RES 100 5% 1206	01				14.01	RAW
0330-0000-0003	PWR,PROD AC-DC PS 3.3V @ 5A 16	01				13.41	RAW
0010-000003	ASSY,SUB-A AC RECEPTACLE TERM	01				13.08	RAW
0210-0213-0002	CAP 15UF 10V 125 DEG. SMC	01				13.00	RAW
0040-000016	ASSY,CABLE BRIX2500 AC GND	01				12.94	RAW
0330-0000-1014	PWR,PROD AC-DC PS 3.3V @ 8A/10	01				12.91	RAW
0200-0102-0012	HDWR, SCREW 4-40 X .500L PH	01				12.59	RAW
0370-0000-0004	SHIELDING, EMC CONDUCTIVE	01				11.73	RAW
0280-0327-0001	1C-SMT,WDT-RST VOLTAGE SUPER'	01				11.68	RAW
0200-0102-0009	HDWR, SCREW 6 X .500L PH PHL	01				11.63	RAW
0210-0200-0001	CAP,TH 0.1UF POLARIZED 5.5V CM	01				11.27	RAW
0175-000048	FAB, METAL BRIX 100M CHASSIS	01				10.78	RAW
0170-000001	FAB, LBL BRIX NAMEPLATE, ROHS	01				10.50	RAW
0345-0404-0222	RES 2.00K 1% 0603	01				9.94	RAW
0345-0404-0089	RES 82.5 1% 0603	01				9.78	RAW
0040-000003	ASSY, CABLE GROUND WIRE TERM	01				9.75	RAW
0451-000004	PKG,BAG-ANTISTATIC, 12 X 24	01				9.66	RAW
0340-0000-0006	PWR ENTRY LINE CORD Australia	01				9.55	RAW
0345-0406-0105	RES 121 1% 0805	01				9.29	RAW
0345-0404-0433	RES 316K 1% 0603	01				9.10	RAW
0200-0102-0001	HDWR, SCREW 4-40 X .250L PH PH	01				9.10	RAW
0220-0000-0007	CONN,TH HDR 8X2 100MIL	01				8.98	RAW
0040-000015	ASSY, CABLE CAT 5 CROSSOVER	01				8.70	RAW
0345-0406-0104	RES 118 1% 0805	01				8.62	RAW
0345-0404-0120	RES 174 1% 0603	01				8.10	RAW
0345-0404-0108	RES 130 1% 0603	01				7.90	RAW
0450-000005	PKG, BAG-PLAS1TC	01				7.86	RAW
0220-0000-0043	CONN,TH HDR 2X1 100MIL FL	01				7.78	RAW

Note 1: Contains confidential information that would be seriously prejudicial to the interests of EXFO.

item no	item desc 1	loc	avg cost	last cost	qty on hand	Extended Cost
0170-000061	FAB, LBL, 4000 PORTS LABEL, RO	12				15.37	RAW
0170-000008	FAB,LBL,3500T PORTS LABEL, RHO	12		Note 1		12.36	RAW
						474.43	RAW Total

0035-000023	ASSY,PCB CDMA TIME AND	13				37,084.00	RAW
0360-0000-0001	RLY,TH 3.3V DPDT 2 FORM C TYPE	13				7,239.68	RAW
0330-0000-0014	PWR,PROD AC-DC PS 3.3V @ 9A 45	13				5,763.76	RAW
0280-0313-0002	IC-SMT,MEDIA XCVR 8 PORT 10/10	13				5,472.33	RAW
0035-000026	ASSY, PCB, BRIX2500, FAN/LCD	13				4,967.85	RAW
0280-0313-0001	IC-SMT,MEDIA XCVR 10/100 BASE	13				3,931.60	RAW
0280-0301-0005	IC-SMT,CLK-DRVR-PLL 3.3V ZERO	13				3,443.44	RAW
0220-0000-0048	CONN,TH ZPACK TYPE-C MALE RT	13				2,975.28	RAW
0280-0334-0001	IC-SMT,SGRAM 256K X 32 (8MB1T)	13				2.483.62	RAW
0330-0000-1026	PWR,PROD AC-DC PS 3.3V @40AF	13				1,690.73	RAW
0330-0000-0025	PWR,PROD DC-DC CONVERTER 48V	13				1,616.00	RAW
0280-0235-1010	IC,MODULE 3.3V SDRAM 168PIN DI	13				1,479.00	RAW
0010-001002	ASSY, SUB-A FAN 40MM, ROHS06	13				1,360.80	RAW
0330-0000-0020	PWR,PROD MICRO CAP 80MA LOW-	13				1,317.96	RAW
0330-0000-1014	PWR,PROD AC-DC PS 3.3V @8A/10	13				1,290.67	RAW
0210-0215-0001	CAP, 150UF, OS-CON SVP, .035	13				990.00	RAW
0010-001006	ASSY, SUB-A FAN 80MM X 80MM, R	13				892.08	RAW
0325-0000-0013	OSC, SMT, 66.0000MHZ 50PPM TRI	13				888.85	RAW
0325-0000-0002	OSC,SMT 50.0000MHZ 50PPM TRI O	13				754.09	RAW
0320-0000-0009	OSC,TH TCXO 31.2500MHZ +/- 2.0	13				722.75	RAW
0010-000003	ASSY,SUB-A AC RECEPTACLE TERM	13				585.60	RAW
0180-000015	FAB,PCB BRIX-XXXX GPS-CDMA	13				571.50	RAW
0180-000009	FAB,PCB BR1X2500 LED BOARD,RO)	13				555.52	RAW
0210-0200-0001	CAP,TH 0.1UF POLARIZED 5.5V CM	13				552.23	RAW
0170-000001	FAB, LBL BRIX NAMEPLATE, ROHS	13				534.06	RAW
0170-000010	FAB,LBL, BRIX NAMEPLATE(	13				403.51	RAW
0115-000110	DOC, USER, BRIX 1000 QUICK INS	13				295.24	RAW
0010-001003	ASSY,SUB-A AC RECEPTACLE TERM	13				165.68	RAW
0200-0105-0003	HDWR,STDOFF,METAL -SWAGE 2-5	13				127.80	RAW
0200-0100-0004	HDWR,MISC CABLE TIE, NYLON	13				116.85	RAW
0265-0000-0002	FILTER,AIR BRJX2500 BEZEL	13				109.92	RAW
0225-0000-0003	CONN,SMT RECPT 2X4 2MM TIN W/	13				106.20	RAW
0270-0000-0003	FUSE, HOLDER W/KNOB .250 QUIC	13				90.63	RAW
0265-0000-0001	FILTER, AIR CUSTOM FOR BRIX10	13				89.25	RAW
0295-0000-0002	INDUCTOR,SMT COMMON MODE CI	13				88.32	RAW
0293-0000-0001	BEAD,FERRITE, ROUND,TYPE 43 ,	13				60.63	RAW
0115-000087	DOC, USER, BRIX 100M VERIFIER	13				52.18	RAW
0200-0106-0001	HDWR, SPACER, PUSH-IN,NYLON	13				48.09	RAW
0010-001005	ASSY,SUB-A AC RECEPTACLE TERM	13				34.88	RAW
0200-0100-0008	HDWR,MISC, JAM NUT FOR SMA CC	13				29.00	RAW
0170-000038	FAB, LBL, WEEE WHEELIE BIN LOG	13				28.05	RAW
0115-000102	DOC, USER, BRIX 2500B QUICK	13				26.90	RAW
0345-0411-0004	RES,SMT-2512, 5% .39 OHM 1 WATT	13				25.90	RAW
0440-0000-0002	XTAL,SMT 25.000MHZ 18PF	13				21.87	RAW
0185-000003	FAB,PLASTIC BRIX100/101 LITE P	13				21.32	RAW
0345-0405-0024	RES 82 5% 0603	13				5.98	RAW
0280-0328-0001	IC-SMT,TTL-CBT DUAL FET BUS SW	13				3.31	RAW
0295-0000-0003	IND,SMT POWER 4.7UH DCR .018 O	13				2.10	RAW
0350-0000-0004	RES,NTWK-SMT 8R10P 1K 5%	13				1.82	RAW
0330-0000-0024	PWR,PROD 800MA ADJ LINEAR LDC	13				1.82	RAW
0350-0000-0006	RES,NTWK-SMT 8R10P 47 5%	13				0.58	RAW
0350-0000-0007	RES,NTWK-SMT 8R10P 4.7K 5%	13				0.58	RAW
0305-0000-0001	LED,SMT BICOLOR-GRN/AMBR 3.0X	13				0.34	RAW

Note 1: Contains confidential information that would be seriously prejudicial to the interests of EXFO.

item no	item desc 1	loc	avg cost	last cost	qty on hand	Extended Cost
0295-0000-0003	IND,SMT POWER 4.7UH DCR .018 O	01				7.70	RAW
0345-0405-0123	RES 4.7 5% 0603	01		Note 1		7.42	RAW
0055-000023	ASSY,SMT-PRGM PART, BOARD ID	01				6.84	RAW
0375-0000-0001	SHUNT 100MIL BLK TIN STRIP OF	01				6.64	RAW
0200-0102-0008	HDWR, SCREW 2-56 X .250L PH PH	01				6.41	RAW
0200-0101-0001	HDWR,NUT HEX 10-32, KEP, ZINC	01				6.35	RAW
0200-0102-0006	HDWR, SCREW 6-32 X .250L PH PH	01				6.31	RAW
0280-0324-0003	IC-SMT,FLASH 3.3V 8MBIT(X16) A	01				6.25	RAW
0200-0105-0005	HDWR, STANDOFF M-F 4-40 .250	01				6.05	RAW
0065-000003	ASSY, SUB-MECH BRIX2500 AC	01				5.99	RAW
0045-000006	ASSY,DOC,BRIX 100 VERIFIER	01				5.50	RAW
0350-0000-0006	RES,NTWK-SMT 8R10P 47 5%	01				5.19	RAW
0040-000006	ASSY, CABLE FOR BRIX1000 DC EN	01				5.05	RAW
0200-0109-0001	HDWR, WASHER 2 INTERNAL TOOT	01				5.00	RAW
0200-0102-0007	HDWR, SCREW 8-32 X .375L PH PH	01				4.82	RAW
0220-0000-0076	CONN, TH, RIGHT ANGLE MINI	01				4.74	RAW
0330-0000-1001	PWR,PROD 1.5A ADJ LDO, ROHS06	01				4.50	RAW
0055-000015	ASSY,SMT-PRGM BRIX2500 MEDIA	01				4.37	RAW
0370-0000-0008	SHIELDING, EMC CONDUCTIVE	01				3.85	RAW
0220-0000-0003	CONN,TH HDR 4X2 100MIL	01				3.72	RAW
0270-0000-1005	FUSE, 1.0A TIME DELAY 5MM X 20	01				3.64	RAW
0210-0207-0010	CAP 18PF 50V 125 DEG. 0805	01				3.47	RAW
0300-0000-0002	LED,TH YELLOW RTANG 3MM	01				3.04	RAW
0185-000003	FAB,PLASTIC BRIX 100/101 LITE P	01				2.73	RAW
0451-000007	PKG, BAG-ANTISTATIC, 8 X 10	01				2.27	RAW
0220-0000-1076	CONN, TH, RIGHT ANGLE MINI POW	01				2.21	RAW
0450-000007	PKG, BAG-ANTISTATIC,STATIC	01				1.34	RAW
0240-0000-0002	DIODE,TH ULTRFAST RECTIFIER	01				0.95	RAW
0220-0000-0022	CONN,TH HDR 4X1 100MIL	01				0.71	RAW
0280-0329-0005	IC-SMT, MISC HCMOS HEX INVERTI	01				0.63	RAW
0450-000004	PKG, BAG-PLASTIC ZIPPER	01				0.62	RAW
0200-0102-0011	HDWR, SCREW 4-40 X .312L PH	01				0.45	RAW
0345-0405-0074	RES 10K 5% 0603	01				0.09	RAW
0040-001016	ASSY,CABLE BR1X2500 ACGND WII	01				0.00	RAW
0115-000126	DOC, USER, BRIX 4104 QUICK INS	01				0.00	RAW
0280-0235-1011	IC,MODULE 3.3V SDRAM 240PIN DI	01				0.00	RAW
0065-000001	ASSY, SUB-MECH BRIX 1000 AC REC	01				0.00	RAW
0065-001003	ASSY, SUB-MECH BRIX2500 AC REC	01				0.00	RAW
0040-001011	ASSY,CABLE AC SUPPLY (MEANWl	01				0.00	RAW
0115-000125	DOC, USER, BRIX 4100 QUICK INS	01				0,00	RAW
0170-000049	FAB, LBL OEM NAMEPLATE	01				0.00	RAW
0340-0000-0010	PWR,ENTRY LINE CORD, INTL,	01				0.00	RAW
0155-000022	DOC, MFG SPEC, BRIX1000 VERIFI	01				-0.00	RAW
0045-000026	ASSY,DOC,BRIX CDMA MODULE	01				-165.19	RAW
0040-000007	ASSY,CABLE BRIX1000/2500 DC-DC	06				0.00	RAW
0040-000011	ASSY,CABLE AC - DC POWER	06				0.00	RAW
0075-000137	ASSY, FG, REFURB,	06				0.00	RAW
0065-000002	ASSY, SUB-MECH BRIX1000 DC ENT	06				0.00	RAW
0065-000004	ASSY, SUB-MECH BRIX2500 DC ENT	06				0.00	RAW
0035-000004	ASSY,PCB BRIX1000 DC-DC POWER:	06				0.00	RAW
0040-000013	ASSY,CABLE DC - DC POWER	06				0.00	RAW
0280-0235-0004	IC,MODULE 3.3V SDRAM 168PIN DI	06				0.00	RAW
						151,569.16	RAW Total

0012-000003	ASSY.ARTWORK FOR GENERIC	04				314.50	RAW Total

0070-000073	ASSY, SCSI HARD DRIVE, 36 GB	12				446.71	RAW

Note 1: Contains confidential information that would be seriously prejudicial to the interests of EXFO.

item no	item desc 1	loc	avg cost	last cost	qty on hand	Extended Cost
0210-0203-0002	CAP,SMT-ALU 100UF 25V 105 DEG	13	0.14	0.23	1.00	0.14	RAW
0345-0409-0038	RES 330 5% 1206	13	0.00	0.00	55.00	0.10	RAW
0170-001013	FAB,LBL, BR1X1000 DC INPUT RAT	13	0.61	0.00	-69.00	-54.37	RAW
						91.068.01	RAW Total

Account #	Raw Materials:
11710		151,569.16
11720	Note 1	91,067.95
11721		160,960.82
11722		-
11725		474.43
11730		314.50
	Sub-Total	404.386.86
		151,569.16
	Finished Goods:
12000		198,353.40
12010	Note 1	472,273.38
12020		-
12030		-
	Sub-Total	670,626.78

	Total Inventory	1,075,013.64

	Overhead:
12350	Overhead - Inventory Report	85,352.52

	Gross Inventory	1,160,366.16
12500	Inventory Reserve	(69,652.08)
	Net Inventory	1,090,714.08

Note 1: Contains confidential information that would be seriously prejudicial to the interests of EXFO.

Section 2.12 of the Disclosure Schedule
Leases

1.	Richard S Ciummei, Trustee of the Mill Road Realty Trust (Corporate HQ, Chelmsford, MA)

Monthly Rent:

10/1/07 - 9/30/08		$48,440.63
10/1/08 - 9/30/09		$49,732.38
10/1/09 - 9/30/10		$51,024.13

Lease term expiration date	9/30/2010

Pursuant to Section 4.2 of the lease, the Company is required to pay operating costs (e.g., snow removal, maintenance) and real estate taxes in addition to the monthly rent amounts set forth above. The exact amount to be paid by the Company for 2008 has not yet been determined, although historically this additional rent expense has been $10,000 or less.

2.	Cesar Costumero, as legal representative of the lessor, Alquiles Arbe S.L. (Spain office)

Monthly Fee		€100 euros plus taxes

Lease term expiration date	9/30/2008

Additional services can be provided for a fee

3.	Rapperport Associates, Inc. (Lexington, MA)

Monthly Fee		$550

Lease term expiration date	Month to Month

The Company pays $550 to the landlord on the first of each month to cover the rental fee for that month. If the Company elects to terminate its lease, no portion of the $550 attributable to that month will be refunded, regardless of the day on which such termination takes place.

Section 2.13 of Disclosure of Schedule
Intellectual Property

2.13(a) – Foreign Patent Schedule

Docket Number	Country	Status	Substatus Spellout	Title	Application Number	Application Date	Patent Number	Grant Date	Earliest Priority Country Code	Priority App. No	Inventors	Owner
082191-0103	PCT		Abandoned	IP PACKET IDENTIFICATION METHOD AND SYSTEM FOR TCP CONNECTION AND UDP STREAM	PCT/US2001/040753	5/18/2001			US	60/205280	Note 1	BRIX NETWORKS, INC.
082191-0108	PCT	Inactive	Abandoned	HARDWARE TIME STAMPING AND REGISTRAITON OF PACKETIZED DATA METHOD AND SYSTEM	PCT/US2001/040752	5/18/2001			US	60/205280	Note 1	BRIX NETWORKS, INC.
082191- 0164	PCT	Inactive	Abandoned	NON-DETERMINISTIC SOFTWARE DELAY ESTIMATION METHOD AND SYSTEM FOR PACKET BASED DATA NETWORK SYSTEMS	PCT/US2001/040751	5/18/2001			US	60/205280	Note 1	BRIX NETWORKS, INC.
082191-0165	PCT	Inactive	Abandoned	METHOD AND SYSTEM FOR TRANSMIT TIME STAMP INSERTION IN A HARDWAREE TIME STAMP SYSTEM FOR PACKETIZED DATA NETWORKS	PCT/US2001/040754	5/18/2001			US	60/264356	Note 1	BRIX NETWORKS, INC.

Note 1: Contains confidential information that would be seriously prejudicial to the interests of EXFO.

AU	Inactive	Abandoned	NON-DETERMINISTIC SOFTWARE DELAY ESTIMATION METHOD AND SYSTEM FOR PACKET BASED DATA NETWORK SYSTEMS	AU 2001259866	5/18/2001	US	60/205280	Note 1
AU	Inactive	Abandoned	HARDWARE TIME STAMPING AND REGISTRAITON OF PACKETIZED DATA METHOD AND SYSTEM	AU 2001259867	5/18/2001	US	60/205280	Note 1
AU	Inactive	Abandoned	IP PACKET IDENTIFICATION METHOD AND SYSTEM FOR TCP CONNECTION AND UDP STREAM	AU 2001259868	5/18/2001	US	60/205280	Note 1
AU	Inactive	Abandoned	METHOD AND SYSTEM FOR TRANSMIT TIME STAMP INSERTION IN A HARDWAREE TIME STAMP SYSTEM FOR PACKETIZED DATA NETWORKS	AU 2001261848	5/18/2001	US	60/264356	Note 1

Note 1: Contains confidential information that would be seriously prejudicial to the interests of EXFO.

2.13(a) – Foreign Trademark Schedule

Docket Number	Country	Status	Sub-Status	Mark	Application No	Application Date	Registration Number	Registration Date
082191-0127	European Union	Registered		BRIX NETWORKS AND DESIGN	001828524	8/29/2000	001828524	12/19/2001
082191-0153	Japan	Inactive	Abandoned	BRIX NETWORKS AND DESIGN	122160/2000	11/10/2000
082191-0119	European Union	Registered		BRIX	001829019	8/29/2000	001829019	10/18/2002
082191-0149	Canada	Inactive	Abandoned	BRIX NETWORKS	1071843	8/21/2000
082191-0123	Australia	Registered		BRIX NETWORKS	76/052055	5/19/2000	847552	9/3/2001
082191-0124	European Union	Registered		BRIX NETWORKS	001828987	8/29/2000	001828987	10/18/2002
082191-0152	Canada	Inactive	Abandoned	BRIX NETWORKS AND DESIGN	1071844	8/21/2000
082191-0118	Canada	Registered		BRIX	1071842	8/21/2000	TMA569577	10/24/2002
082191-0155	Japan	Inactive	Abandoned	BUILT WITH BRIX	122161/2000	11/10/2000
082191-0126	Australia	Registered		BRIX NETWORKS AND DESIGN	847550	8/23/2000	847550	6/20/2001
082191-0144	European Union	Registered		BRIXCARE	004847554	1/19/2006	004847554	4/4/2007
082191-0133	European Union	Inactive	Abandoned	BUILT WITH BRIX	001828961	8/29/2000	001828961	12/19/2001
082191-0135	Australia	Registered		BRIXWORX	847541	8/23/2000	847541	6/20/2001
082191-0136	Canada	Registered		BRIXWORX	1071846	8/21/2000	TMA569543	10/24/2002
082191-0137	European Union	Registered		BRIXWORX	001828417	8/29/2000	001828417	12/19/2001
082191-0157	Japan	Inactive	Abandoned	BRIXWORX	122159/2000	11/10/2000
082191-0132	Canada	Registered		BUILT WITH BRIX	1071845	8/21/2000	TMA569544	10/24/2002
082191-0148	Japan	Inactive	Abandoned	BRIX	122157/2000	11/10/2000
082191-0131	Australia	Registered		BUILT WITH BRIX	847553	8/23/2000	847553	6/26/2001
082191-0150	Japan	Inactive	Abandoned	BRIX NETWORKS	122158/2000	11/10/2000
082191-0117	Australia	Registered		BRIX	847551	8/23/2000	847551	6/20/2001
082191-0144-CY	Cyprus	Registered		BRIXCARE	004847554	1/19/2006	004847554	4/4/2007
082191-0144-CZ	Czech Republic	Registered		BRIXCARE	004847554	1/19/2006	004847554	4/4/2007
082191-0144-HU	Hungary	Registered		BRIXCARE	004847554	1/19/2006	004847554	4/4/2007
082191-0144-IE	Ireland	Registered		BRIXCARE	004847554	1/19/2006	004847554	4/4/2007
082191-0144-IT	Italy	Registered		BRIXCARE	004847554	1/19/2006	004847554	4/4/2007

082191-0144-JE	Jersey	Registered	BRIXCARE	004847554	1/19/2006	004847554	4/4/2007
082191-0144-AT	Austria	Registered	BRIXCARE	004847554	1/19/2006	004847554	4/4/2007
082191-0144-PL	Poland	Registered	BRIXCARE	004847554	1/19/2006	004847554	4/4/2007
082191-0144-PT	Portugal	Registered	BRIXCARE	004847554	1/19/2006	004847554	4/4/2007
082191-0144-SE	Sweden	Registered	BRIXCARE	004847554	1/19/2006	004847554	4/4/2007
082191-0144-LT	Lithuania	Registered	BRIXCARE	004847554	1/19/2006	004847554	4/4/2007
082191-0144-LV	Latvia	Registered	BRIXCARE	004847554	1/19/2006	004847554	4/4/2007
082191-0144-BX	Benelux	Registered	BRIXCARE	004847554	1/19/2006	004847554	4/4/2007
082191-0144-MT	Malta	Registered	BRIXCARE	004847554	1/19/2006	004847554	4/4/2007
082191-0144-DE	Germany	Registered	BRIXCARE	004847554	1/19/2006	004847554	4/4/2007
082191-0144-DK	Denmark	Registered	BRIXCARE	004847554	1/19/2006	004847554	4/4/2007
082191-0144-EE	Estonia	Registered	BRIXCARE	004847554	1/19/2006	004847554	4/4/2007
082191-0144-ES	Spain	Registered	BRIXCARE	004847554	1/19/2006	004847554	4/4/2007
082191-0144-FI	Finland	Registered	BRIXCARE	004847554	1/19/2006	004847554	4/4/2007
082191-0144-FR	France	Registered	BRIXCARE	004847554	1/19/2006	004847554	4/4/2007
082191-0144-GR	Greece	Registered	BRIXCARE	004847554	1/19/2006	004847554	4/4/2007
082191-0144-SI	Slovenia	Registered	BRIXCARE	004847554	1/19/2006	004847554	4/4/2007
082191-0144-SK	Slovakia	Registered	BRIXCARE	004847554	1/19/2006	004847554	4/4/2007
082191-0144-GB	United Kingdom	Registered	BRIXCARE	004847554	1/19/2006	004847554	4/4/2007
082191-0127-CY	Cyprus	Registered	BRIX NETWORKS AND DESIGN	001828524	8/29/2000	001828524	12/19/2001
082191-0127-CZ	Czech Republic	Registered	BRIX NETWORKS AND DESIGN	001828524	8/29/2000	001828524	12/19/2001
082191-0127-DE	Germany	Registered	BRIX NETWORKS AND DESIGN	001828524	8/29/2000	001828524	12/19/2001
082191-0127-DK	Denmark	Registered	BRIX NETWORKS AND DESIGN	001828524	8/29/2000	001828524	12/19/2001
082191-0127-SE	Sweden	Registered	BRIX NETWORKS AND DESIGN	001828524	8/29/2000	001828524	12/19/2001
082191-0127-SI	Slovenia	Registered	BRIX NETWORKS AND DESIGN	001828524	8/29/2000	001828524	12/19/2001
082191-O127-SK	Slovakia	Registered	BRIX NETWORKS AND DESIGN	001828524	8/29/2000	001828524	12/19/2001
082191-0127-AT	Austria	Registered	BRIX NETWORKS AND DESIGN	001828524	8/29/2000	001828524	12/19/2001
082191-0127-BG	Bulgaria	Registered	BRIX NETWORKS AND DESIGN	001828524	8/29/2000	001828524	12/19/2001
082191-0127-BX	Benelux	Registered	BRIX NETWORKS AND DESIGN	001828524	8/29/2000	001828524	12/19/2001
082191-0127-PL	Poland	Registered	BRIX NETWORKS AND DESIGN	001828524	8/29/2000	001828524	12/19/2001
082191-0127-PT	Portugal	Registered	BRIX NETWORKS AND DESIGN	001828524	8/29/2000	001828524	12/19/2001
082191-0127-RO	Romania	Registered	BRIX NETWORKS AND DESIGN	001828524	8/29/2000	001828524	12/19/2001
082191-0127-EE	Estonia	Registered	BRIX NETWORKS AND DESIGN	001828524	8/29/2000	001828524	12/19/2001

082191-0127-ES	Spain	Registered	BRIX NETWORKS AND DESIGN	001828524	8/29/2000	001828524	12/19/2001
082191-0127-FI	Finland	Registered	BRIX NETWORKS AND DESIGN	001828524	8/29/2000	001828524	12/19/2001
082191-0127-FR	France	Registered	BRIX NETWORKS AND DESIGN	001828524	8/29/2000	001828524	12/19/2001
082191-0127-GR	Greece	Registered	BRIX NETWORKS AND DESIGN	001828524	8/29/2000	001828524	12/19/2001
082191-0127-HU	Hungary	Registered	BRIX NETWORKS AND DESIGN	001828524	8/29/2000	001828524	12/19/2001
082191-0127-IE	Ireland	Registered	BRIX NETWORKS AND DESIGN	001828524	8/29/2000	001828524	12/19/2001
082191-0127-IT	Italy	Registered	BRIX NETWORKS AND DESIGN	001828524	8/29/2000	001828524	12/19/2001
082191-0127-JE	Jersey	Registered	BRIX NETWORKS AND DESIGN	001828524	8/29/2000	001828524	12/19/2001
082191-0127-LT	Lithuania	Registered	BRIX NETWORKS AND DESIGN	001828524	8/29/2000	001828524	12/19/2001
082191-0127-LV	Latvia	Registered	BRIX NETWORKS AND DESIGN	001828524	8/29/2000	001828524	12/19/2001
082191-0127-MT	Malta	Registered	BRIX NETWORKS AND DESIGN	001828524	8/29/2000	001828524	12/19/2001
082191-0127-GB	United Kingdom	Registered	BRIX NETWORKS AND DESIGN	001828524	8/29/2000	001828524	12/19/2001
082191-0137-CY	Cyprus	Registered	BRIXWORX	001828417	8/29/2000	001828417	12/19/2001
082191-0137-CZ	Czech Republic	Registered	BRIXWORX	001828417	8/29/2000	001828417	12/19/2001
082191-0137-DE	Germany	Registered	BRIXWORX	001828417	8/29/2000	001828417	12/19/2001
082191-0137-DK	Denmark	Registered	BRIXWORX	001828417	8/29/2000	001828417	12/19/2001
082191-0137-SE	Sweden	Registered	BRIXWORX	001828417	8/29/2000	001828417	12/19/2001
082191-0137-SI	Slovenia	Registered	BRIXWORX	001828417	8/29/2000	001828417	12/19/2001
082191-0137-SK	Slovakia	Registered	BRIXWORX	001828417	8/29/2000	001828417	12/19/2001
082191-0137-AT	Austria	Registered	BRIXWORX	001828417	8/29/2000	001828417	12/19/2001
082191-0137-BG	Bulgaria	Registered	BRIXWORX	001828417	8/29/2000	001828417	12/19/2001
082191-0137-BX	Benelux	Registered	BRIXWORX	001828417	8/29/2000	001828417	12/19/2001
082191-0137-PL	Poland	Registered	BRIXWORX	001828417	8/29/2000	001828417	12/19/2001
082191-0137-PT	Portugal	Registered	BRIXWORX	001828417	8/29/2000	001828417	12/19/2001
082191-0137-RO	Romania	Registered	BRIXWORX	001828417	8/29/2000	001828417	12/19/2001
082191-0137-EE	Estonia	Registered	BRIXWORX	001828417	8/29/2000	001828417	12/19/2001
082191-0137-ES	Spain	Registered	BRIXWORX	001828417	8/29/2000	001828417	12/19/2001
082191-0137-FI	Finland	Registered	BRIXWORX	001828417	8/29/2000	001828417	12/19/2001
082191-0137-FR	France	Registered	BRIXWORX	001828417	8/29/2000	001828417	12/19/2001
082191-0137-GR	Greece	Registered	BRIXWORX	001828417	8/29/2000	001828417	12/19/2001
082191-0137-HU	Hungary	Registered	BRIXWORX	001828417	8/29/2000	001828417	12/19/2001
082191-0137-IE	Ireland	Registered	BRIXWORX	001828417	8/29/2000	001828417	12/19/2001
082191-0137-IT	Italy	Registered	BRIXWORX	001828417	8/29/2000	001828417	12/19/2001

082191-0137-JE	Jersey	Registered	BRIXWORX	001828417	8/29/2000	001828417	12/19/2001
082191-0137-LT	Lithuania	Registered	BRIXWORX	001828417	8/29/2000	001828417	12/19/2001
082191-0137-LV	Latvia	Registered	BRIXWORX	001828417	8/29/2000	001828417	12/19/2001
082191-0137-MT	Malta	Registered	BRIXWORX	001828417	8/29/2000	001828417	12/19/2001
082191-0137-GB	United Kingdom	Registered	BRIXWORX	001828417	8/29/2000	001828417	12/19/2001
082191-0119-CY	Cyprus	Registered	BRIX	001829019	8/29/2000	001829019	10/18/2002
082191-0119-CZ	Czech Republic	Registered	BRIX	001829019	8/29/2000	001829019	10/18/2002
082191-0119-DE	Germany	Registered	BRIX	001829019	8/29/2000	001829019	10/18/2002
082191-0119-DK	Denmark	Registered	BRIX	001829019	8/29/2000	001829019	10/18/2002
082191-0119-SE	Sweden	Registered	BRIX	001829019	8/29/2000	001829019	10/18/2002
082191-0119-SI	Slovenia	Registered	BRIX	001829019	8/29/2000	001829019	10/18/2002
082191-0119-SK	Slovakia	Registered	BRIX	001829019	8/29/2000	001829019	10/18/2002
082191-0119-AT	Austria	Registered	BRIX	001829019	8/29/2000	001829019	10/18/2002
082191-0119-BG	Bulgaria	Registered	BRIX	001829019	8/29/2000	00-829019	10/18/2002
082191-0119-BX	Benelux	Registered	BRIX	001829019	8/29/2000	001829019	10/18/2002
082191-0119-PL	Poland	Registered	BRIX	001829019	8/29/2000	001829019	10/18/2002
082191-0119-PT	Portugal	Registered	BRIX	001829019	8/29/2000	001829019	10/18/2002
082191-0119-RO	Romania	Registered	BRIX	001829019	8/29/2000	001829019	10/18/2002
082191-0119-EE	Estonia	Registered	BRIX	001829019	8/29/2000	001829019	10/18/2002
082191-0119-ES	Spain	Registered	BRIX	001829019	8/29/2000	001829019	10/18/2002
082191-0119-FI	Finland	Registered	BRIX	001829019	8/29/2000	001829019	10/18/2002
082191-0119-FR	France	Registered	BRIX	001829019	8/29/2000	001829019	10/18/2002
082191-0119-GR	Greece	Registered	BRIX	001829019	8/29/2000	001829019	10/18/2002
082191-0119-HU	Hungary	Registered	BRIX	001829019	8/29/2000	001829019	10/18/2002
082191-0119-IE	Ireland	Registered	BRIX	001829019	8/29/2000	001829019	10/18/2002
082191-0119-IT	Italy	Registered	BRIX	001829019	8/29/2000	001829019	10/18/2002
082191-0119-JE	Jersey	Registered	BRIX	001829019	8/29/2000	001829019	10/18/2002
082191-0119-LT	Lithuania	Registered	BRIX	001829019	8/29/2000	001829019	10/18/2002
082191-0119-LV	Latvia	Registered	BRIX	001829019	8/29/2000	001829019	10/18/2002
082191-0119-MT	Malta	Registered	BRIX	001829019	8/29/2000	001829019	10/18/2002
082191-0119-GB	United Kingdom	Registered	BRIX	001829019	8/29/2000	001829019	10/18/2002
082191-0124-CY	Cyprus	Registered	BRIX NETWORKS	001828987	8/29/2000	001828987	10/18/2002

082191-0124-CZ	Czech Republic	Registered	BRIX NETWORKS	001828987	8/29/2000	001828987	10/18/2002
082191-0124-DE	Germany	Registered	BRIX NETWORKS	001828987	8/29/2000	001828987	10/18/2002
082191-0124-DK	Denmark	Registered	BRIX NETWORKS	001828987	8/29/2000	001828987	10/18/2002
082191-0124-SE	Sweden	Registered	BRIX NETWORKS	001828987	8/29/2000	001828987	10/18/2002
082191-0124-SI	Slovenia	Registered	BRIX NETWORKS	001828987	8/29/2000	001828987	10/18/2002
082191-0124-SK	Slovakia	Registered	BRIX NETWORKS	001828987	8/29/2000	001828987	10/18/2002
082191-0124-AT	Austria	Registered	BRIX NETWORKS	001828987	8/29/2000	001828987	10/18/2002
082191-0124-BG	Bulgaria	Registered	BRIX NETWORKS	001828987	8/29/2000	001828987	10/18/2002
082191-0124-BX	Benelux	Registered	BRIX NETWORKS	001828987	8/29/2000	001828987	10/18/2002
082191-0124-PL	Poland	Registered	BRIX NETWORKS	001828987	8/29/2000	001828987	10/18/2002
082191-0124-PT	Portugal	Registered	BRIX NETWORKS	001828987	8/29/2000	001828987	10/18/2002
082191-0124-RO	Romania	Registered	BRIX NETWORKS	001828987	8/29/2000	001828987	10/18/2002
082191-0124-EE	Estonia	Registered	BRIX NETWORKS	001828987	8/29/2000	001828987	10/18/2002
082191-0124-ES	Spain	Registered	BRIX NETWORKS	001828987	8/29/2000	001828987	10/18/2002
082191-0124-FI	Finland	Registered	BRIX NETWORKS	001828987	8/29/2000	001828987	10/18/2002
082191-0124-FR	France	Registered	BRIX NETWORKS	001828987	8/29/2000	001828987	10/18/2002
082191-0124-GR	Greece	Registered	BRIX NETWORKS	001828987	8/29/2000	001828987	10/18/2002
082191-0124-HU	Hungary	Registered	BRIX NETWORKS	001828987	8/29/2000	001828987	10/18/2002
082191-0124-IE	Ireland	Registered	BRIX NETWORKS	001828987	8/29/2000	001828987	10/18/2002
082191-0124-IT	Italy	Registered	BRIX NETWORKS	001828987	8/29/2000	001828987	10/18/2002
082191-0124-JE	Jersey	Registered	BRIX NETWORKS	001828987	8/29/2000	001828987	10/18/2002
082191-0124-LT	Lithuania	Registered	BRIX NETWORKS	001828987	8/29/2000	001828987	10/18/2002
082191-0124-LV	Latvia	Registered	BRIX NETWORKS	001828987	8/29/2000	001828987	10/18/2002
082191-0124-MT	Malta	Registered	BRIX NETWORKS	001828987	8/29/2000	001828987	10/18/2002
082191-0124-GB	United Kingdom	Registered	BRIX NETWORKS	001828987	8/29/2000	001828987	10/18/2002

2.13(a) – U.S. Patent Schedule

Docket Number	Country	Status	Substatus Spellout	Title	Application Number	Application Date	Patent Number	Grant Date	Earliest Priority Country Code	Priority App No.	Inventors	Owner
Note 1
082191-0104	United States of America	Inactive	Expired	IP PACKET IDENTIFICATION METHOD AND SYSTEM FOR TCP CONNECTION AND UDP STREAM	60/264354	1/26/2001			US	60/264354	Note 1	N/A
082191-0107	United States of America	Granted		HARDWARE TIME STAMPING AND REGISTRATION OF PACKETIZED DATA METHOD AND SYSTEM	09/860295	5/18/2001	7058020	6/6/2006	US	60/264462	Note 1	Brix Networks Inc.; Security interest held by Horizon Technology Funding Company, LLC recorded at USPTO
082191- 0109	United States of America	Inactive	Expired	METHOD FOR RECEIVE HARDWARE TIME STAMPING PACKETIZED DATA	60/264462	1/26/2001			US	60/264462	Note 1	N/A
Note 1

Note 1: Contains confidential employee related information and confidential information that would be seriously prejudicial to the interests of EXFO.

				DELIVERY PATH					STEVEN
Note 1
Note 1
Note 1
082191-0158	United States of America	Inactive	Expired	SYSTEM FOR AND METHOD OF MEASURING AND REPORTING QUALITY AND PERFORMANCE METRICS ASSOCIATED WITH NETWORK-BASED SERVICES	60/205280	5/18/2000	US	60/205280	Note 1	N/A
082191-0161	United States of America	Inactive	Abandoned	NON-DETERMINISTIC SOFTWARE DEUY ESTIMATION METHOD AND SYSTEM FOR PACKET BASED DATA NETWORK SYSTEMS	09/860296	5/18/2001	US	60/205280	Note 1	Brix Networks, Inc.

Note 1: Contains confidential employee related information and confidential information that would be seriously prejudicial to the interests of EXFO.

082191-0162	United States of America	Inactive	Expired	TRANSMIT HARDWARE TIMESTAMPING METHOD AND SYSTEM FOR PACKETIZED DATA NETWORKS	60/264356	1/26/2001	US	60/264356	Note 1	N/A
082191-0163	United States of America	Inactive	Expired	NON-DETERMINISTIC SOFTWARE DELAY ESTIMATION METHOD AND SYSTEM FOR PACKET BASED DATA NETWORK SYSTEMS	60/264463	1/26/2001	US	60/264463	Note 1	N/A
082191-0166	United States of America	Inactive	Abandoned	METHOD AND SYSTEM FOR TRANSMIT TIME STAMP INSERTION IN A HARDWARE TIME STAMP SYSTEM FOR PACKETIZED DATA NETWORKS	09/860297	5/18/2001	US	09/860297	Note 1	Brix Networks Inc.

Note 1: Contains confidential employee related information and confidential information that would be seriously prejudicial to the interests of EXFO.

2.13(a) – U.S. Trademark Schedule

Alternative Docket ID	Docket Number	Country	Status	Sub-Status	Mark	Application No.	Application Date	Registration Number	Registration Date	Owner
BRXL-0119	082191-0128	United States of America	Registered		BRIX 100	76/052654	5/19/2000	2920996	1/25/2005	Brix Networks Inc.; Security interest held by Horizon Technology Funding Company, LLC recorded at USPTO
BRXL-0118	082191-0125	United States of America	Registered		BRIX NETWORKS AND DESIGN	76/052655	5/19/2000	2694465	3/11/2003	Brix Networks Inc.; Security interest held by Horizon Technology Funding Company, LLC recorded at USPTO
BRXL-0145-TM	082191-0143	United States of America	Registered		BRIXCARE	78/673823	7/18/2005	3191785	1/2/2007	Brix Networks Inc.; Security interest held by Horizon Technology Funding Company, LLC recorded at USPTO
BRXL-0120	082191-0129	United States of America	Registered		BRIX 1000	76/052661	5/19/2000	2920997	1/25/2005	Brix Networks Inc.; Security interest held by Horizon Technology Funding Company, LLC recorded at USPTO

BRXL-0122	082191- 0130	United States of America	Registered		BUILT WITH BRIX	76/052068	5/19/2000	2676098	1/21/2003	Brix Networks Inc.; Security interest held by Horizon Technology Funding Company, LLC recorded at USPTO
BRXL-0117	082191- 0151	United States of America	Inactive	Abandoned	BRIXNET.NET	76/052657	5/19/2000			Brix Networks Inc.
BRXL-0121	082191- 0154	United States of America	Inactive	Abandoned	BRIX 5000	76/052644	5/19/2000			Brix Networks Inc.
BRXL-0123	082191- 0156	United States of America	Inactive	Abandoned	BRIX REGISTRY SYSTEM	76/052662	5/19/2000			Brix Networks Inc.
BRXL-0124	082191- 0134	United States of America	Registered		BRIXWORX	76/052660	5/19/2000	2676100	1/21/2003	Brix Networks Inc.; Security interest held by Horizon Technology Funding Company, LLC recorded at USPTO
BRXL-0127	082191- 0159	United States of America	Inactive	Abandoned	BRIX 1500	76/096052	7/25/2000			Brix Networks Inc
BRXL-0128	082191- 0138	United States of America	Registered		A MEASURE ABOVE	76/096053	7/25/2000	2669824	12/31/2002	Brix Networks Inc
BRXL-0130	082191- 0140	United States of America	Registered		THE TRUSTED AUTHORITY	76/111469	8/17/2000	2614070	9/3/2002	Brix Networks Inc
BRXL-0131	082191- 0160	United States of America	Inactive	Abandoned	HELPING THE INTERNET MEASURE UP	76/111744	8/17/2000			Brix Networks Inc

BRXL- 0137	082191- 0141	United States of America	Registered		BRIX	75/895883	1/12/2000	2825433	3/23/2004	Brix Networks Inc.; Security interest held by Horizon Technology Funding Company, LLC recorded at USPTO
BRXL- 0112	082191- 0116	United States of America	Registered		BRIX	76/052055	5/19/2000	2689743	2/25/2003	Brix Networks Inc.; Security interest held by Horizon Technology Funding Company, LLC recorded at USPTO
BRXL- 0115	082191- 0122	United States of America	Registered		BRIX NETWORKS	76/052062	5/19/2000	2676097	1/21/2003	Brix Networks Inc.; Security interest held by Horizon Technology Funding Company, LLC recorded at USPTO
BRXL- 0141	082191- 0142	United States of America	Inactive	Abandoned	BRIXMON	78/345367	12/24/2003			Brix Networks, Inc.
BRXL-0114	082191- 0121	United States of America	Registered		BRIXNET	76/052246	5/19/2000	2958889	6/7/2005	Brix Networks Inc.; Security interest held by Horizon Technology Funding Company, LLC recorded at USPTO

United States of America	Inactive	Abandoned	ARROBA	78/899985	1/21/2000	Brix Networks, Inc.

2.13(c)(i) – Joint Owners of Company Owned Intellectual Property

1.	None

2.13(c)(ii) – Internal Systems

Note 1

Note 1: Contains confidential information that would be seriously prejudicial to the interests of EXFO.

Section 2.13(g) – Assignment, transfer, license or distribution of Company IP

Contains confidential information that would be seriously prejudicial to the interests of EXFO.

2.13(h) – List of Company Resellers

1.	See Section 2.16(d) for a complete list of Company resellers.

Section 2.13(i) – Customer Master Agreements

Contains confidential information that would be seriously prejudicial to the interests of EXFO.

Section 2.13(i) – Customer Statements of Work

Contains confidential information that would be seriously prejudicial to the interests of EXFO.

Section 2.13(j) – Company Licensed Intellectual Property

Contains confidential information that would be seriously prejudicial to the interests of EXFO.

Section 2.13(j)(ii) – Agreements whereby Company obtains joint or sole ownership interest in IP

Contains confidential information that would be seriously prejudicial to the interests of EXFO.

2.13(k) – Brix Products

I) The Brix Software includes:

•	BrixWorx- Service assurance correlation and analysis software engine

•	BrixCall - Complete voice quality and performance management software

•	BrixVision - Comprehensive IP video quality and performance management software

•	BrixNGN - Scalable software that verifies the quality of next-generation networks

•	BrixView - Advanced analytics and business intelligence software

•	Monitoring Sources - Brix software agents, and other performance verification options

II) Brix Hardware includes the following monitoring devices:

•	Brix 100 Series Verifier — Installed at customer locations to create a customer premise-service provider demark

•	Brix 1000 Series Verifier — Deployed at the network edge (metro hubs, regional Head Ends, PoPs, and data centers)

•	Brix 2000 Series Verifier — Designed for deployment in high-speed locations, such as MPLS core networks, peering points, large metro PoPs, and national Head Ends

•	Brix 3500T Verifier — Installed on the Public Switched Telephone Network (PSTN) portion of a service provider's network

•	Brix 4000/4100 Series Verifier — Deployed throughout service providers' networks to monitor live voice and video services

•	Brix Verifier Agent (BVA) — Installed on existing servers and end-user desktops to provide remote IP service assurance and performance management.

III) Brix Professional Services include

•	Customization:

o	Custom Analysis and Visualization

o	BrixWorx Enhancements and Extensions

o	Integration with Other Applications & Systems

•	Design:

o	Service Level Verification Strategy and Planning

o	SLA Design & Test Methodology Development

o	Performance Management

•	Installation:

o	BrixWorx Pre-Configured Installation

o	BrixWorx On-Site Installation

•	Configuration:

o	BrixWorx Remote Configuration

o	BrixWorx On-Site Configuration

•	Integration:

o	OSS Integration Services

o	NMS Integration Services

o	Oracle Database Integration Services

•	Operations:

o	SLA Provisioning Process Design

o	SLA Operations Process Design

•	Educational Services:

o	BrixWorx Operations & Administration

o	Advanced VoIP

o	Advanced Video Over IP

o	Customized Training Programs

IV) Brix Maintenance/Support Services include the following:

Technical telephone assistance on the use and operation of the Brix software based upon the following contracted service level. Brix shall have the option to provide a non-standard service as separately agreed to by both parties in writing.

Support – Standard           5 days/week, 12 hours/day - 8 a.m. to 8 p.m. E.S.T. (excluding federal observed holidays)

Support – Premium	7 days/week 24 hours/day

Current software releases of all software and bug fixes

Updated documentation and release notes highlighting the modifications for each delivered Update.

Hardware support (repair/replace) on Brix Verifiers purchased by the Customer based upon the following contracted service level. Brix and the Customer shall have the option to provide and procure, respectively, a non-standard service as separately agreed to by both parties in writing.

Support Standard	Hardware - Return to Customer 14 days from Company receipt

Support Premium	Hardware - Next Business Day Replacement (excluding international deliveries)

Section 2.13(k) – Developers

Contains confidential employee related information.
Contains confidential information that would be seriously prejudicial to the interests of EXFO.

Section 2.13(I)(i) – License, distribution or disclosure of source code for any Software included in Customer Offerings

Contains confidential information that would be seriously prejudicial to the interests of EXFO.

2.13(m) – Designing, authoring, testing, and debugging of Software and Documentation by non-employees or non-contractors of the Company

1.	None

Section 2.13(n) – Open Source Materials

Contains confidential information that would be seriously prejudicial to the interests of EXFO.

Section 2.13(o) – Form of Employee Agreement Regarding Inventions, Confidentiality and Non-Competition

Contains confidential employee related information.
Contains confidential information that would be seriously prejudicial to the interests of EXFO.

Section 2.13(p)(i) – Material defects in Customer Offerings

Contains confidential information that would be seriously prejudicial to the interests of EXFO.

2.13(p)(ii) – Contractual terminations or requests for settlement or refund

1. None

Section 2.13(r) – Royalties

Contains confidential information that would be seriously prejudicial to the interests of EXFO.

2.13(s) – Protection of Internal Systems

1. None

Section 2.14 of the Disclosure Schedule
Regulation

1. None

Section 2.15 of the Disclosure Schedule
Contracts

2.15(a)(i) – Agreements for lease of property requiring payments over $50,000 per year or having a remaining term long than 12 months.

1. See sections 2.12 and 2.10 (a).

2.15(a)(ii)(A) – Agreements requiring payments over $50,000 over the term of the contract (exclusive of Employees Section 2.21)

Note 1

2.15(a)(ii)(B) – Agreements which can not be cancelled without payment or penalty in excess of $10,000

Note 1

Note 1: Contains confidential information that would be seriously prejudicial to the interests of EXFO.

2.15(a)(ii)(C)

Agreements providing grant of Manufacturing Rights

Note 1

Agreements with Most Favored Nation clause

Note 1

Agreements providing distribution rights

    1. See Section 2.13(h)

Agreements with commitments to purchase at least $50,000 of goods or servies

Note 1

Note 1: Contains confidential information that would be seriously prejudicial to the interests of EXFO.

Agreements with commitments to purchased goods or services exclusively from a certain party

1. None

2.15(a)(ii)(D) – Agreements providing for a performance period of 12 months or more

Note 1

2.15(a)(iii) – Agreements concerning establishment or operation of partnership, joint venture or limited liability company

1. None

2.15(a)(iv) – Agreements related to indebtedness or under which a Security Interest in imposed

1.	Horizon Technology Finance Loan and Security Agreement, dated March 8, 2007, by and between the Company and Horizon Technology Funding Company, LLC, to be repaid at Closing.

2.15(a)(iv) – Agreements related to disposition or acquisition of company assets not in the ordinary course of business

1. None

2.15(a)(vi) – Agreements containing non-solicitation or non-competition clauses

Note 1

Note 1: Contains confidential information that would be seriously prejudicial to the interests of EXFO.

2.15(a)(vii) – Employment or Consulting Agreements

Note 1

2.15(a)(viii) – Agreement with a director or a holder (beneficially or of record) of any capital stock of the Company

Note 1

Note 1: Contains confidential information that would be seriously prejudicial to the interests of EXFO.

2.15(a)(ix) – Agreements containing any provisions requiring indemnification (other than indemnities for the purchase, sale or license of products entered into in the ordinary course of business)

1. See Section 2.20

2.15(a)(x) – Agreements with any Governmental Entity or educational institution

1. Products are listed on the GSA schedule of Computer Marketing Associated, Inc.

2.15(a)(xi) – Any broker, deal, distributor, manufacturer’s representative, agent or sales promotion agreement involving payments in excess of $50,000

1. See Section 2.28
        Note 1

2.15(a)(xii) – Any agency, distributor, sales representative, franchise or similar agreements

1. None

2.15(a)(xiii) – Except as set forth in (a) (i) through (a) (xii) above, any other agreement (or group of rlated agreements) either involving more than $50,000 or not entered into in the ordinary course of business

1.
The Company has restricted cash in the form of a certificate of deposit in the principal amount of $200,000, which supports a letter of credit issued in connection with the Company’s lease of its headquarters in Chelmsford, MA. Any interest earned theron is deposited on a monthly basis into the Company’s Operating Account at Silicon Valley Bank (as set forth in Section 2.29). The restrictions lapse on September 30, 2010, at which time the principal amount will be credited to the Company’s Operating Account at Silicon Valley Bank (as set forth in Section 2.29).

Note 1: Contains confidential information that would be seriously prejudicial to the interests of EXFO.

Section 2.15(b) of the Disclosure Schedule
Required Consents

Note 1

Note 1: Contains confidential information that would be seriously prejudicial to the interests of EXFO.

Section 2.16 of the Disclosure Schedule
Accounts Receivable

2.16(a) - Accounts Receivable listing as of February 29, 2008

Company Name	Invoice #	Due Date	Balance	Footnote

Note 1	7030	02/12/08	94,611.91

	6865	03/18/08	60,947.00

	6975	02/22/08	19,680.78

	6924	03/07/08	5,358.60	(a)
	6943	03/08/08	3,572.40	(a)
	6978	02/22/08	3,572.40	(a)
	7040	04/21/08	1,786.20	(a)
	7052	04/26/08	5,358.60	(a)

	7055	03/28/08	19,148.94

	6970-1	07/15/08	6,844.60

	6922	02/06/08	11,232.00

	6996	06/30/08	100,000.00

	7007	03/03/08	4,384.70	(b)
	7027	03/10/08	259.74	(b)
	7037	03/17/08	2,237.75	(b)
	7046	03/24/08	7,088.90	(b)

	6941	02/22/08	15,652.03
	6993	03/15/08	403.00

	6846	01/27/08	47,000.00
	6931	02/21/08	16,027.20

	6995	03/01/08	22,500.00
	7004	03/05/08	7,506.07
	7005	03/05/08	2,100.00
	7045	03/26/08	46,570.41

	6891	01/25/08	1,527.71

	6581	11/17/07	2,127.41
	6580	11/17/07	1,170.08
	6623	11/09/07	7,400.00

Note 1: Contains confidential information that would be seriously prejudicial to the interests of EXFO.

Settled after February 29, 2008
	6760	01/03/08	15,957.18
	6942	02/22/08	16,145.60
	6966	02/29/08	2.340.00
	5790	06/13/07	11.64
	5789	06/13/07	8,693.64
	6991	03/15/08	4,498.80
	7036	03/16/08	9,060.81
	7047	03/27/08	12,168.00
Note 1	7048	03/27/08	12,168.00
	7049	03/27/08	12,168.00
	7050	03/27/08	12,166.70
	7033	03/15/08	73,850.15
	6963	02/29/08	2,106.00
	6964	02/29/08	21,082.10
	6965	02/29/08	28,029,18
	7058	03/28/08	241,494.21
	6853	01/16/08	1,170.08
	6998	03/20/08	36,413.14
	7035	03/15/08	11,250.00
	5571-2	01/18/08	91,500.00
	6970	03/15/08	61,601.40
	6989	03/13/08	11,097.90
	6920	03/07/08	220,000.00
			1,421,040.96

Note 1: Contains confidential information that would be seriously prejudicial to the interests of EXFO.

2.16(C) backlog as of April 22, 2008

Company Name	Backlog Revenue	to be invoiced	Date to be invoiced

Contains confidential information that would be seriously prejudiced to the interests of EXFO.

2.16(d) – Maintenance Contracts

Contains confidential information that would be seriously prejudicial to the interests of EXFO.

2.16(e) Active Sales Opportunities
Updated to April 21, 2008

Account	Opportunity Description	Amount	Est close

Contains confidential information that would be seriously prejudicial to the interests of EXFO.

Section 2.17 of the Disclosure Schedule
Powers of Attorney

Contains confidential information that would be seriously prejudicial to the interests of EXFO.

Section 2.18 of the Disclosure Schedule
Insurance Policies

WGA	Outline of Insurance	Name:	Brix Networks, Inc. 285 Mill Road
Chelmsford, MA 01824
William Gallagher Associates 470 Atlantic Avenue Boston, MA 02210 Telephone:(617) 261-6700 Fax:(617)261-6720		Date:	February 2008

	COVERAGE AND LIMITS	INSURANCE COMPANY	POLICY NUMBER	TERM	PREMIUM
1.	DOMESTIC PACKAGE	St. Paul Fire & Marine	TT06301225	8/9/07-8/9/08	Note 1
Scheduled Locations: Note 1
1. 285 Mil Road, Chelmsford, MA 01824
2. 4 Copeland Driver, Ayer, MA 01432
3. 13219 Collections Drive, Chicago, IL 60612

A.	PROPERTY
Blanket Business Personal Property
Business Income with Extra Expense
Personal Property at Any other Location
Property in Transit
Flood
EarthQuake- Excludes California
Deductibles:
Property
Business Income
Earthquake
Flood

B.	GENERAL LIABILITY

General Aggregate
Each Occurrence
Products & Completed Operations
Advertising & Personal Injury
Damage to Rented Premises
Medical Expense

This outline is intended for informational purposes only and is not intended as nor should be construed as a grant of coverage for any policy of insurance. Plea se refer to the actual policies for information relating to limits, terms, conditions, exclusions and endorsements. Please contact your WGA Account Executive or Account Manager with any questions that you may have.

Note 1: Contains confidential information that would be seriously prejudicial to the interests of EXFO.

WGA	Outline of Insurance	Name:	Brix Networks, Inc. 285 Mill Road
Chelmsford, MA 01824
William Gallagher Associates 470 Atlantic Avenue Boston, MA 02210 Telephone:(617) 261-6700 Fax:(617)261-6720		Date:	February 2008

	COVERAGE AND LIMITS	INSURANCE COMPANY	POLICY NUMBER	TERM	PREMIUM
1.	DOMESTIC PACKAGE(CONTINUED)
Note 1
C.	TECHNOLOGY ERRORS OR OMISSIONS

Claims-Made Form, Retroactive Date: 8/9/2000

Aggregate
Each Claim
Deductible-Each Claim

D.	CRIME

Employee Dishonesty (Including ERISA)
Computer Fraud
Depositors’ or Alteration

E.	EMPLOYEE BENEFITS ERRORS OR OMISSIONS

Claims-Made Form, No Retroactive Date

Aggregate
Each Claim
Deductible-Each Claim

This outline is intended for informational purposes only and is not intended as nor should be construed as a grant of coverage for any policy of insurance. Plea se refer to the actual policies for information relating to limits, terms, conditions, exclusions and endorsements. Please contact your WGA Account Executive or Account Manager with any questions that you may have.

Note 1: Contains confidential information that would be seriously prejudicial to the interests of EXFO.

WGA	Outline of Insurance	Name:	Brix Networks, Inc. 285 Mill Road
Chelmsford, MA 01824
William Gallagher Associates 470 Atlantic Avenue Boston, MA 02210 Telephone:(617) 261-6700 Fax:(617)261-6720		Date:	February 2008

	COVERAGE AND LIMITS	INSURANCE COMPANY	POLICY NUMBER	TERM	PREMIUM
1.	DOMESTIC PACKAGE(CONTINUED)
Note 1
F.	UMBRELLA

General Aggregate
Each Occurrence
Retention

II.	NON-OWNED & HIRED AUTO LIABILITY	St. Paul Fire and Marine	MA06900350	8/9/07-8/9/08	Note 1

Combined Single Limit

Hired Car Physical Damage

Deductibles:
Collision
Comprehensive

This outline is intended for informational purposes only and is not intended as nor should be construed as a grant of coverage for any policy of insurance. Plea se refer to the actual policies for information relating to limits, terms, conditions, exclusions and endorsements. Please contact your WGA Account Executive or Account Manager with any questions that you may have.

Note 1: Contains confidential information that would be seriously prejudicial to the interests of EXFO.

WGA	Outline of Insurance	Name:	Brix Networks, Inc. 285 Mill Road
Chelmsford, MA 01824
William Gallagher Associates 470 Atlantic Avenue Boston, MA 02210 Telephone:(617) 261-6700 Fax:(617)261-6720		Date:	February 2008

	COVERAGE AND LIMITS	INSURANCE COMPANY	POLICY NUMBER	TERM	PREMIUM
Surety Company
	Note 1				Subject to Audit
A.	WORKERS’ COMPENSATION

Statutory Coverage in States of CO, FL, GA, MA, TX & NC
FEIN: 04-3474354

B.	EMPLOYER’S LIABILITY

Bodily Injury By Accident (each accident)
Bodily Injury by Disease (policy limit)
Bodily Injury by Disease (each employee)

C.	ESTIMATED REMUNERATION

Note 1

This outline is intended for informational purposes only and is not intended as nor should be construed as a grant of coverage for any policy of insurance. Plea se refer to the actual policies for information relating to limits, terms, conditions, exclusions and endorsements. Please contact your WGA Account Executive or Account Manager with any questions that you may have.

Note 1: Contains confidential information that would be seriously prejudicial to the interests of EXFO.

WGA	Outline of Insurance	Name:	Brix Networks, Inc. 285 Mill Road
Chelmsford, MA 01824
William Gallagher Associates 470 Atlantic Avenue Boston, MA 02210 Telephone:(617) 261-6700 Fax:(617)261-6720		Date:	February 2008

	COVERAGE AND LIMITS	INSURANCE COMPANY	POLICY NUMBER	TERM	PREMIUM
IV.	FOREIGN PACKAGE	St. Paul Fire & Marine Insurance Company	TT06900017	8/9/07-8/9/08	Note 1
Note 1
A.	PROPERTY

Unscheduled Locations
Deductibles

B.	DIC/EXCESS AUTOMOBILE LIABILITY

Combined Single Limit for Bodily Injury and Property Damage

C.	GENERAL LIABILITY

General Aggregate
Products/ Completed Operations
Each Event
Advertising and Personal Injury
Premises Damage Legal Liability
Medical Expenses

D.	FOREIGN VOLUNTARY WORKERS’ COMPENSATION

Bodily Injury by Disease (each accident)
Bodily Injury by Disease (each employee)
Bodily Injury by disease (policy limit)

Transportation Expense:
Any One Employee

V.	LOCAL FOREIGN WORKERS COMPENSATION: SINGAPORE	Asia Insurance	DWC1055002116	9/27/07-08	Note 1

This outline is intended for informational purposes only and is not intended as nor should be construed as a grant of coverage for any policy of insurance. Plea se refer to the actual policies for information relating to limits, terms, conditions, exclusions and endorsements. Please contact your WGA Account Executive or Account Manager with any questions that you may have.

Note 1: Contains confidential information that would be seriously prejudicial to the interests of EXFO.

WGA	Outline of Insurance	Name:	Brix Networks, Inc. 285 Mill Road
Chelmsford, MA 01824
William Gallagher Associates 470 Atlantic Avenue Boston, MA 02210 Telephone:(617) 261-6700 Fax:(617)261-6720		Date:	February 2008

	COVERAGE AND LIMITS	INSURANCE COMPANY	POLICY NUMBER	TERM	PREMIUM
(via St. Paul)
Note 1
Local Statutory Workers Compensation
Number of Employees
Payroll

VI.	LOCAL FOREIGN WORKERS COMPENSATION: MALAYSIA	ASIA Insurance (via St. Paul)	50DWI0001590500	9/27/06-08	Note 1
	Local Statutory Workers Compensation & Employers Liability			Currently being held by St. Paul
Number of Employees Note 1
Payroll

This outline is intended for informational purposes only and is not intended as nor should be construed as a grant of coverage for any policy of insurance. Plea se refer to the actual policies for information relating to limits, terms, conditions, exclusions and endorsements. Please contact your WGA Account Executive or Account Manager with any questions that you may have.

Note 1: Contains confidential information that would be seriously prejudicial to the interests of EXFO.

WGA	Outline of Insurance	Name:	Brix Networks, Inc. 285 Mill Road
Chelmsford, MA 01824
William Gallagher Associates 470 Atlantic Avenue Boston, MA 02210 Telephone:(617) 261-6700 Fax:(617)261-6720		Date:	February 2008

	COVERAGE AND LIMITS	INSURANCE COMPANY	POLICY NUMBER	TERM	PREMIUM

VII.	MANAGEMENT LIABILITY Note 1	Federal Insurance Company (Chubb)	81795990	11/24/06-4/30/08	Note 1

Policy Aggregate

A.	DIRECTORS’ & OFFICERS’ LIABILITY

Limit of Liability
Deductibles:
Insuring Clause A
Insuring Clause B
Insuring Clause C
Retroactive Date

B.	EMPLOYMENT PRACTICES LIABILITY

Limit of Liability
Deductible
Retroactive Date

C.	FIDUCIARY LIABILITY

Limit of Liability
Voluntary Settlement Sub-limit
Deductibles
Fiduciary
Voluntary Settlement
Retroactive Date

This outline is intended for informational purposes only and is not intended as nor should be construed as a grant of coverage for any policy of insurance. Plea se refer to the actual policies for information relating to limits, terms, conditions, exclusions and endorsements. Please contact your WGA Account Executive or Account Manager with any questions that you may have.

Note 1: Contains confidential information that would be seriously prejudicial to the interests of EXFO.

Section 2.19 of the Disclosure Schedule
Litigation

Note 1

Note 1: Contains confidential information that would be seriously prejudicial to the interests of EXFO.

Section 2.20 of the Disclosure Schedule
Warranties

2.20(a) - Standard Terms of Sale

1.
In connection with the sale of its products or license of software, the Company provides warranties to its customers and resellers. The term of the Company's warranties range from three months to one year from the date of acceptance of the delivered Customer Offerings. The typical warranties provided by the Company are:

a.
Software will operate and perform materially in conformance with the Documentation. In addition, the Company warrants that it will provide reasonable efforts to correct non-conformances which are reproducible by the Company during warranty period or any period in which Customer is entitled to receive Maintenance Support (under annual maintenance subscription agreements) for such licensed software.

b.
Hardware will be free from defects in materials and workmanship. In addition, the Company warrants that it will repair or replace the hardware, provided that the customer notifies the Company during the warranty period and returns the hardware to the Company for repair or replacement, typically at the expense of the customer. In return, the Company typically pays for the return of the hardware to the customer.

c.	Services, such as maintenance, training or installation, will be provided in a professional and workmanlike manner.

2.
The aforementioned warranties would apply to all the customers listed as active maintenance customers in Schedule 2.13(i) and all the end users listed as active maintenance customers through resellers in Schedule 2.13(h).

3.
The Company has agreed to indemnify, defend, hold harmless, and/or reimburse its customers and resellers for claims in connection with the Customer Offerings, including (i) infringement if third party's intellectual property rights, (ii) breaches of contractual terms, (iii) damage to personal property or (iv) harm to individuals.

2.20(a) - Non-Standard Warranty and/or Indemnification Obligations

The following agreements have non-standard warranty provisions:

Note 1

Note 1: Contains confidential information that would be seriously prejudicial to the interests of EXFO.

2.20(a) – Manufacturers Warranties

Note 1

Note 1: Contains confidential information that would be seriously prejudicial to the interests of EXFO.

2.20(b) – Company Obligations to Customers

Note 1

Note 1: Contains confidential information that would be seriously prejudicial to the interests of EXFO.

Section 2.21 – of the Disclosure Schedule Employees

2.21(a) - List of employees listing position, annual compensation, salaries, commissions, consulting fees, bonus arrangements, benefits, status (full or part-time), and length of service.

Contains confidential employee related information.

2.21(a) - List of employees (current and former) who are party to a non-competition or non-solicitation agreement

Notes 1 and 2

2.21(a) - List of all employees who work at a facility located in the United States who are not citizens of the United States

Note 1

2.21(a) - List of any termination or severace arrangements with employees

Note 1

2.21(a) - List of employees who are not terminable at will

Note 1: Contains confidential employee related information.
Note 2: Contains confidential information that would be seriously prejudicial to the interests of EXFO.

    1.   All employees of the Company are terminable at will.

2.21(c)(iv) - List any accrued wages

    1.     The Company pays its domestic payroll every two weeks. The Company will owe three (3) days of accrued wages as of April 2, 2008.

    2.     The Company pays its international employees on a monthly basis. The Company will owe two (2) days of accrued wages as of April 2, 2008.

2.21(c)(v) - List of any amounts to be remitted to 401(k) plan

    1.     The Company will owe three (3) days of accrued contributions to 401(k) plans as of April 2, 2008.

2.21(d) - List any employee grievances

Notes 1 and 2

2.21(e) - List of outstanding assessments

    1.     None

Note 1: Contains confidential employee related information.
Note 2: Contains confidential information that would be seriously prejudicial to the interests of EXFO.

Section 2.22(a) of the Disclosure Schedule
Employee Benefits – Plans

Contains confidential employee related information.
Contains confidential information that would be seriously prejudicial to the interests of EXFO.

Section 2.22(a) of the Disclosure Schedule
Employee Benefits - International Employees

Contains confidential employee related information.

Section 2.22(k) of the Disclosure Schedule
Employees Benefits - Interested Party Agreements

Contains confidential employee related information.
Contains confidential information that would be seriously prejudicial to the interests of EXFO.

Section 2.25 of the Disclosure Schedule
Customers and Suppliers

2.25(a) - Revenue by Customer

Contains confidential information that would be seriously prejudicial to the interests of EXFO.

Section 2.26 of the Disclosure Schedule
Permits

See Section 2.1.

Section 2.27 of the Disclosure Schedule
Certain Business Relationships with Affilitates

Contains confidential information that would be seriously prejudicial to the interests of EXFO.

Section 2.28 of the Disclosure Schedule
Brokers’ Fees

Contains confidential information that would be seriously prejudicial to the interests of EXFO.

Section 2.29 of the Disclosure Schedule
Books and Records

Contains confidential information that would be seriously prejudicial to the interests of EXFO.

1.3(d)(ii) Transaction Related Costs

Contains confidential information that would be seriously prejudicial to the interests of EXFO.

Schedule 1.3(d)(iii)

Contains confidential employee related information.
Contains confidential information that would be seriously prejudicial to the interests of EXFO.

Schedule 1.3(d)(iv)

Contains confidential information that would be seriously prejudicial to the interests of EXFO.

Schedule 1.11(d)

Contains confidential employee related information.
Contains confidential information that would be seriously prejudicial to the interests of EXFO.

Schedule A to Schedule 1.11(d)

Contains confidential employee related information.
Contains confidential information that would be seriously prejudicial to the interests of EXFO.

Schedule 5.2(b)

Contains confidential information that would be seriously prejudicial to the interests of EXFO.

Schedule 5.2(h)

Contains confidential employee related information.

Schedule 5.2(p)

Contains confidential information that would be seriously prejudicial to the interests of EXFO.

Exhibit A

Form of Opinion of Counsel of the Company

Contains confidential information that would be seriously prejudicial to the interests of EXFO.
Contains privilege information.